SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-41839)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 80   [X]
and
REGISTRATION STATEMENT (No. 811-2105)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 80 [X]
Fidelity Fixed-Income Trust
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-563-7000
Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 (  ) on (                               ) pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (x) on (June 22, 1998) pursuant to paragraph (a)(1) of Rule 485.
 (  ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
FIDELITY FIXED-INCOME TRUST:
FIDELITY SHORT-TERM BOND FUND
FIDELITY INVESTMENT GRADE BOND FUND
CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER   PROSPECTUS SECTION


1            ..............................     Cover Page

2     a      ..............................     Expenses

      b, c   ..............................     Contents; The Funds at a Glance; Who May
                                                Want to Invest

3     a      ..............................     *

      b      ..............................     *

      c, d   ..............................     Performance

4     a      i.............................     Charter

             ii...........................      The Funds at a Glance; Investment Principles
                                                and Risks

      b      ..............................     Investment Principles and Risks

      c      ..............................     Who May Want to Invest; Investment
                                                Principles and Risks

5     a      ..............................     Charter

      b      i.............................     Cover Page; The Funds at a Glance; Doing
                                                Business with Fidelity; Charter

             ii...........................      Charter

             iii..........................      Expenses; Breakdown of Expenses

      c      ..............................     Charter

      d      ..............................     Charter; Breakdown of Expenses

      e      ..............................     Cover Page; Charter

      f      ..............................     Expenses

      g      i..............................    Charter

             ii..............................   *

5     A      ..............................     *

6     a      i.............................     Charter

             ii...........................      How to Buy Shares; How to Sell Shares;
                                                Transaction Details; Exchange Restrictions

             iii..........................      Charter

      b      .............................      Charter

      c      ..............................     Transaction Details; Exchange Restrictions

      d      ..............................     *

      e      ..............................     Doing Business with Fidelity; How to Buy
                                                Shares; How to Sell Shares; Investor Services

      f, g   ..............................     Dividends, Capital Gains, and Taxes

      h      ..............................     *

7     a      ..............................     Cover Page, Charter

      b      ..............................     Expenses; How to Buy Shares; Transaction
                                                Details

      c      ..............................     *

      d      ..............................     How to Buy Shares

      e      ..............................     *

      f      ..............................     Breakdown of Expenses

8            ..............................     How to Sell Shares; Investor Services;
                                                Transaction Details; Exchange Restrictions

9            ..............................     *


*Not applicable
FIDELITY FIXED-INCOME TRUST:
FIDELITY SHORT-TERM BOND FUND
FIDELITY INVESTMENT GRADE BOND FUND
CROSS REFERENCE SHEET
(CONTINUED)
FORM N-1A

ITEM NUMBER   STATEMENT OF ADDITIONAL INFORMATION SECTION


10, 11           ............................   Cover Page

12               ............................   Description of the Trust

13       a - c   ............................   Investment Policies and Limitations

         d       ............................   Portfolio Transactions

14       a - c   ............................   Trustees and Officers

15       a, b    ............................   *

         c       ............................   Trustees and Officers

16       a i     ............................   FMR; Portfolio Transactions

           ii    ............................   Trustees and Officers

          iii    ............................   Management Contracts

         b       ............................   Management Contracts

         c, d    ............................   Contracts with FMR Affiliates

         e       ............................   Management Contracts

         f       ............................   Distribution and Service Plans

         g       ............................   *

         h       ............................   Description of the Trust

         i       ............................   Contracts with FMR Affiliates

17       a - d   ............................   Portfolio Transactions

         e       ............................   *

18       a       ............................   Description of the Trust

         b       ............................   *

19       a       ............................   Additional Purchase, Exchange and
                                                Redemption Information

         b       ............................   Valuation; Additional Purchase,
                                                Exchange and Redemption
                                                Information

         c       ............................   *

20               ............................   Distributions and Taxes

21       a, b    ............................   Contracts with FMR Affiliates

         c       ............................   *

22       a       ............................   *

         b       ............................   Performance

23               ............................   Financial Statements


* Not Applicable
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI)
dated    June 22, 199    8. The SAI has been filed with the Securities
and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DIS   APPROVED BY THE SECURITIES
   AND EXCHANGE COMMISSION, NOR HAS
   THE     SECURITIES AND EXCHANGE
COMMIS   SION PASSED UPON THE
   ACCURACY OR ADEQUACY OF THIS
   PROSPECTUS. ANY     REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.
BON-pro-0698
Each fund invests normally in investment-grade debt securities.
Short-Term Bond seeks high current income with preservation of capital. Investment Grade Bond seeks high current income from securities with longer maturities.
FIDELITY
SHORT-TERM
BOND
FUND
(FUND NUMBER 450, TRADING SYMBOL FSHBX)
AND
FIDELITY
INVESTMENT
GRADE BOND
FUND
(FUND NUMBER 026, TRADING SYMBOL FBNDX)
PROSPECTUS
   JUNE 22, 1998(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON,
MA 02109


CONTENTS


KEY FACTS             3     THE FUNDS AT A GLANCE

                      3     WHO MAY WANT TO INVEST

                            EXPENSES Each fund's yearly operating
                            expenses.

                            FINANCIAL HIGHLIGHTS A summary of
                            each fund's financial data.

                            PERFORMANCE How each fund has done
                            over time.

THE FUNDS IN DETAIL   12    CHARTER How each fund is organized.

                            INVESTMENT PRINCIPLES AND RISKS Each
                            fund's overall approach to investing.

                            BREAKDOWN OF EXPENSES How
                            operating costs are calculated and what
                            they include.

YOUR ACCOUNT                DOING BUSINESS WITH FIDELITY

                            TYPES OF ACCOUNTS Different ways to
                            set up your account, including
                               tax-advantaged     retirement plans.

                            HOW TO BUY SHARES Opening an
                            account and making additional
                            investments.

                            HOW TO SELL SHARES Taking money out
                            and closing your account.

                            INVESTOR SERVICES Services to help you
                            manage your account.

SHAREHOLDER AND             DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES            AND TAXES

                            TRANSACTION DETAILS Share price
                            calculations and the timing of purchases and redemptions.

                            EXCHANGE RESTRICTIONS

KEY FACTS


THE FUNDS AT A GLANCE
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946
and is now America's largest mutual fund    manager. Beginning January
1, 1999, Fidelity Investments Money Management, Inc. (FIMM), a subsidiary of FMR, will choose investments for each fund.
As with any mutual fund, there is no assurance that a fund will achieve its goal.
SHORT-TERM BOND
GOAL: High current income with preservation of capital.
STRATEGY:    Normally invests     in investment-grade debt securities
while maintaining an average maturity of three years or less.    FMR
uses the Lehman Brothers 1-3 Year Government/Corporate Bond Index as a guide in structuring the fund and selecting its investments.
SIZE:    As o    f April 30, 1998, the fund had over $__
[m/b   ]bi    llion in assets.
INVESTMENT GRADE BOND
GOAL: High current income.
STRATEGY:    Normally invests     in investment-grade debt
securities.    FMR uses the Lehman Brothers Aggregate Bond Index as a
guide in structuring the fund and selecting its investments.
SIZE: A   s o    f April 30, 1998, the fund had    over $__
billion     in assets.
WHO MAY WANT TO INVEST
These funds may be appropriate for investors who seek high current income with a focus on investment-grade debt securities. A fund's level of risk and potential reward depend on the quality and maturity of its investments. Short-Term Bond is designed to offer greater share price stability by investing in shorter-term securities. Investment Grade Bond, because it can invest in securities with any maturity, has potential for higher yields and capital appreciation, but also carries more risk.
The value of the funds' investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other economic and political news. When you sell your shares they may be worth more or less than what you paid for them. By themselves, the funds do not constitute a balanced investment plan.

THE SPECTRUM OF
FIDELITY FUNDS
BROAD CATEGORIES OF FIDELITY
FUNDS ARE PRESENTED HERE IN
ORDER OF ASCENDING RISK.
GENERALLY, INVESTORS SEEKING TO
MAXIMIZE RETURN MUST ASSUME
GREATER RISK. THE FUNDS IN THIS
PROSPECTUS ARE IN THE INCOME
CATEGORY.
(SOLID BULLET) MONEY MARKET SEEKS
INCOME AND STABILITY BY
INVESTING IN HIGH-QUALITY,
SHORT-TERM INVESTMENTS.
(RIGHT ARROW) INCOME SEEKS INCOME BY
INVESTING IN BONDS.
(SOLID BULLET) GROWTH AND INCOME SEEKS
LONG-TERM GROWTH AND INCOME
BY INVESTING IN STOCKS AND
BONDS.
(SOLID BULLET) GROWTH SEEKS LONG-TERM
GROWTH BY INVESTING MAINLY IN
STOCKS.
(CHECKMARK)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page 32, for an explanation of how and when these charges apply.
Sales charge on purchases              None
and reinvested distributions

Deferred sales charge on redemptions   None

Annual account maintenance fee         $12.00
(for accounts under $2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged
directly to shareholder accounts (see    "Breakdown of Expenses," page
)    .
The following figures are based on historical expenses, adjusted to reflect current fees, of each fund and are calculated as a percentage of average net assets of each fund. A portion of the brokerage commissions that a fund pays is used to reduce that fund's expenses. In addition, each fund has entered into arrangements with its
custodian and    transfer agent whereby credits realized as a result
of uninvested cash balances are used to reduce     custodian and
transfer agent expenses. Including these reductions, the total fund
operating expenses presented in the table would    have been     __%
for Short-Term Bond    and __% fo    r Investment Grade Bond.
SHORT-TERM BOND
Management fee                  %

12b-1 fee                       None

Other expenses                  %

Total fund operating expenses   %

INVESTMENT GRADE BOND
Management fee                  %

12b-1 fee                       None

Other expenses                  %

Total fund operating expenses   %

EXAMPLES: Let's say, hypothetically, that each fund's annual return is
5% and    that your shareholder transaction expenses and each fund's
annual operating expenses are exactly as just     described. For every
$1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
SHORT-TERM BOND
   1 year            $

   3 years           $

   5 years           $

   10 years          $

INVESTMENT GRADE BOND
   1 year            $

   3 years           $

   5 years           $

   10 years          $

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary. UNDERSTANDING
EXPENSES
OPERATING A MUTUAL FUND
INVOLVES A VARIETY OF EXPENSES
FOR PORTFOLIO MANAGEMENT,
SHAREHOLDER STATEMENTS, TAX
REPORTING, AND OTHER SERVICES.
THESE EXPENSES ARE PAID FROM
EACH FUND'S ASSETS, AND THEIR
EFFECT IS ALREADY FACTORED INTO
ANY QUOTED SHARE PRICE OR
RETURN. ALSO, AS AN INVESTOR,
YOU MAY PAY CERTAIN EXPENSES
DIRECTLY.
(CHECKMARK)
FINANCIAL HIGHLIGHTS
The financial highlights tables that follow for Short-Term Bond and
Investment Grade Bond have been audited by    _______, independent
accountants. The funds' financial highlights, financial statements,
and    reports     of the auditor are included in each fund's Annual
Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact Fidelity for a free copy of an Annual Report or the SAI.

[FINANCIAL HIGHLIGHTS TO BE FILED BY SUBSEQUENT AMENDMENT.]
PERFORMANCE
Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
Each fund's fiscal year runs from May 1 through April 30. The tables below show each fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. The charts on page 10 present calendar year performance.
       AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods ended                           Past 1   Past 5   Past 10
April 30, 1998                                 year     years    years

Short-Term Bond                                %        %           %

Lehman Bros. 1-3 Yr. Gov't./Corp. Bond Index   %        %           %

Lipper Sht. Inv. Gr. Debt Funds Avg.           %        %           %

Investment Grade Bond                          %        %        %

Lehman Bros. Aggregate Bond Index              %        %        %

Lipper Corp. Debt BBB Funds Avg.               %        %        %

       CUMULATIVE TOTAL RETURNS
Fiscal periods ended                           Past 1   Past 5   Past 10
April 30, 1998                                 year     years    years

Short-Term Bond                                %        %           %

Lehman Bros. 1-3 Yr. Gov't./Corp. Bond Index   %        %         %

Lipper Sht. Inv. Gr. Debt Funds Avg.           %        %           %

Investment Grade Bond                          %        %        %

Lehman Bros. Aggregate Bond Index              %        %        %

Lipper Corp. Debt BBB Funds Avg.               %        %        %


EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
LEHMAN BROTHERS 1-3 YEAR GOVERNMENT/CORPORATE BOND INDEX is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years. LEHMAN BROTHERS AGGREGATE BOND INDEX is a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
Unlike each fund's returns, the total returns of each comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
 THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGES are the Lipper Short Investment Grade Debt Funds average and the Lipper Corporate Debt BBB Funds average for
   Short-Term Bond and Investment Grade Bond, respectively. As of April 30, 1998, the averages reflected the performance of __ and __ mutual funds with similar investment objectives, respectively. These averages, published by Lipper Analytical Services, Inc., exclude the effect of sales loads.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888. TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.


UNDERSTANDING
PERFORMANCE
Because these funds invest in
fixed-income securities, their
performance is related to
changes in interest rates. Funds
that hold short-term bonds are
usually less affected by
changes in interest rates than
long-term bond funds. For that
reason, long-term bond funds
typically offer higher yields
and carry more risk than
short-term bond funds.
(checkmark)
   YEAR-BY-YEAR TOTAL RETURNS
   Calendar years 1988 1989 1990 1991 1992 1993 1994 1995 1996
1997
   INVESTMENT GRADE BOND %
   Lehman Bond Aggregate
   Bond Index %
   Lipper Corp. Debt BBB Funds Avg. %
   Consumer Price Index %
Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: nil
Row: 10, Col: 1, Value: nil
(LARGE SOLID BOX) Investment
Grade Bond
   YEAR-BY-YEAR TOTAL RETURNS
   Calendar years 1988 1989 1990 1991 1992 1993 1994 1995 1996
1997
   SHORT-TERM BOND %
   Lehman Bros. 1-3 Yr. Gov't/Corp.
   Bond Index %
   Lipper Sht. Inv. Gr. Debt Funds Avg. %
   Consumer Price Index %
Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: 5.71
Row: 3, Col: 1, Value: 10.52
Row: 4, Col: 1, Value: 5.78
Row: 5, Col: 1, Value: 14.03
Row: 6, Col: 1, Value: 7.39
Row: 7, Col: 1, Value: 9.129999999999999
Row: 8, Col: 1, Value: -4.09
Row: 9, Col: 1, Value: 9.82
Row: 10, Col: 1, Value: 4.78
(LARGE SOLID BOX) Short-Term
Bond
THE FUNDS IN DETAIL


CHARTER
 EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Each fund is a diversified fund of Fidelity Fixed-Income Trust, an open-end management investment company organized as a Massachusetts business trust on September 5, 1984.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced
executives who me   et periodically th    roughout the year to oversee
the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance.
   The trustees serve as trustees for other Fidelity funds. T    he
majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The funds are managed by FMR, which chooses their investments and handles their business affairs. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, and Fidelity Management & Research (Far East) Inc. (FMR Far East), in Tokyo, Japan, assist FMR
with foreign investments.    Beginning January 1, 1999, FIMM, located
in Merrimack, New Hampshire, will have primary responsibility for providing investment management services for each fund.
Andrew Dudley is manager of Short-Term Bond, which he has managed since February 1997. He also manages other Fidelity funds. Prior to joining Fidelity in 1996, Mr. Dudley was a portfolio manager for
Putnam Investments     from 1991 to 1996.
   Kevin Grant is Vice President     and manager of Investment Grade
Bond, which he has managed since February 1997. He also manages several other Fidelity funds. Prior to joining Fidelity as a manager in 1993, Mr. Grant was a vice president and chief mortgage strategist at Morgan Stanley for three years.
Fidelity investment personnel may invest in securities for their own
   accounts     pursuant to a code of ethics that establishes
procedures for personal investing and restricts certain transactions. Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for each fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
As of ______ approximately ____% and ____% of each of Short-Term Bond and Investment Grade Bond's total outstanding shares, respectively, were held by [FMR/FMR and [an] FMR affiliate[s]/[an] FMR affiliate[s].]
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.
   The total return from a bond includes both income and price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.
PREPAYMENT RISK. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and result in greater volatility.
       FIDELITY'S APPROACH TO BOND FUNDS.    In managing bond funds,
FMR selects a benchmark index that is representative of the universe of securities in which a fund invests. FMR uses this benchmark as a guide in structuring the fund and selecting its investments.
   FMR allocates assets among different market sectors (for example, corporate or government securities) and different maturities based on its view of the relative value of each sector or maturity.
FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the universe of securities in which a fund may invest.
    FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies. SHORT-TERM BOND seeks high current income, consistent with preservation of capital, by investing in U.S. dollar-denominated
investment-grade debt securities under normal conditions.    The
benchmark index for the fund is the Lehman Brothers 1-3 Year Government/Corporate Bond Index, a market value weighted benchmark of government and corporate investment-grade fixed-rate debt issues with maturities between one and three years. FMR manages the fund to have similar overall interest rate risk to the Index. As of April 30, 1998, the dollar-weighted average maturity of the fund and the Index
was approximately __ and __ years, respectively. In addition,     the
fund normally maintains a dollar-weighted average maturity of three years or less.
   In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.
INVESTMENT GRADE BOND seeks high current income, consistent with reasonable risk, by investing in U.S. dollar-denominated investment-grade debt securities under normal conditions. The fund also considers capital preservation and, where appropriate, takes
advantage of opportunities to realize capital appreciation.    The
benchmark index for the fund is the Lehman Brothers Aggregate Bond Index, a market value weighted benchmark of investment-grade
fixed-rate debt issues with maturities of one year or more    .    FMR
manages the fund to have similar overall interest rate risk to the Index. As of April 30, 1998, the dollar-weighted average maturity of the fund and the Index was approximately __ and __ years, respectively.
   In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.
Each fund normally invests in U.S. dollar-denominated investment-grade debt securities. The funds differ primarily with respect to the maturity of their investments and therefore their sensitivity to interest rate changes. Although each fund can invest in securities of any maturity, Investment Grade Bond generally maintains a longer average maturity. As a result, Investment Grade Bond will tend to have greater share price fluctuation.
FMR may use various techniques to hedge a portion of a fund's risks,
but there is no guarantee that these strate   gies will work as
intended.     When you sell your shares of a fund, they may be worth
more or less than what you paid for them.
FMR normally invests each fund's assets according to its investment strategy. Each fund also reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in a fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
In addition, bond prices are also affected by the credit quality of the issuer. Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.
RESTRICTIONS:    Each fund normally invests in investment-grade
securities, but reserves the right to invest up to 5% of its assets in
below investment    -grade securities (sometimes called "junk bonds").
A security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff
& Phelps Credit Rating Co., or Fitch    IBCA, Inc., or is unrated but
judged to be of equivalent quality by FMR.
U.S. GOVERNMENT SECURITIES are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities such as those issued by the Federal Farm Credit Banks Funding Corporation are supported only by the credit of the entity that issued them.
FOREIGN EXPOSURE. Securities issued by foreign entities, including foreign governments, corporations, and banks, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. Extensive public information about the foreign entity may not be available, and unfavorable political, economic, or governmental developments in the foreign country involved could affect the repayment of principal or payment of interest.
ASSET-BACKED SECURITIES include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.
MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.
The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile. Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
OTHER INSTRUMENTS may include real estate-related instruments.
CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
RESTRICTIONS:  With respect to 75% of its total assets,    Short-Term
Bond and Investment Grade Bond     may not purchase a security if, as
a result, more than 5% would be invested in the securities of any issuer. This limitation does not apply to U.S. Government securities. A fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
SHORT-TERM BOND seeks to obtain a high level of current income, consistent with preservation of capital, by investing primarily in a broad range of fixed-income securities.
INVESTMENT GRADE BOND seeks to provide a high rate of income, consistent with reasonable risk by investing in a broad range of fixed-income securities. In addition, this fund seeks to protect your capital. Where appropriate, the fund will take advantage of opportunities to realize capital appreciation.
With respect to 75% of its total assets, each fund may not purchase a security if, as a result, more than 5% would be invested in the
securities of any one    issuer. This limitation does not apply to
U.S. Government Securities.
   Each fund may not invest more than     25% of its total assets in
any one industry. This l   imitation does not apply to U.S.
Government securities.
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
Loans, in the aggregate, may not exceed 33% of each fund's total assets.
BREAKDOWN OF
EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. Each fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee
is calculated by adding a group fee rate to    an individual fund fee
rate, multiplying the result by the fund's monthly average net assets and dividing by twelve.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.
   For April 1998, the group fee rate was __%. The individual fund fee
rate is 0.30% for both Short-Term Bond     and Investment Grade Bond.
The total management fee, as a percentage of each fund's average net
assets, for the fiscal year ended April 1998 was __% for Short   -Term
Bond and __% for Investment Grade Bond.
FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.
   Beginning January 1, 1999, FIMM will have primary responsibility for managing Short-Term Bond's and Investment Grade Bond's investments. FMR will pay FIMM 50% of its management fee (before expense reimbursements) for FIMM's services.

UNDERSTANDING THE
MANAGEMENT FEE
THE MANAGEMENT FEE FMR
RECEIVES IS DESIGNED TO BE
RESPONSIVE TO CHANGES IN FMR'S
TOTAL ASSETS UNDER
MANAGEMENT. BUILDING THIS
VARIABLE INTO THE FEE
CALCULATION ASSURES
SHAREHOLDERS THAT THEY WILL PAY
A LOWER RATE AS FMR'S ASSETS
UNDER MANAGEMENT INCREASE.
(CHECKMARK)
OTHER EXPENSES
While the management fee is a significant component of the funds' annual operating costs, the funds have other expenses as well.
The funds contract with FSC to perform    transfer agency, dividend
disbursing, shareholder servicing, and     accounting functions. These
services include processing shareholder transactions, valuing each fund's investments, handling securities loans for each fund, and calculating each fund's share price and dividends.
   For the fiscal year ended April 1998, transfer agency and pricing and bookkeeping fees paid (as a percentage of average net assets) amounted to the following. These amounts are before expense reductions, if any.
                        Transfer Agency and
                        Pricing and Bookkeeping Fees
                        Paid by Fund

Short-Term Bond         %

Investment Grade Bond   %

Each fund also pays other expenses, such as legal, audit, and
custodian fees; i   n some instances, proxy solicitation     costs;
and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.
Each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan
recog   nizes that FMR may use its management     fee revenues, as
well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares.
Currently, the Board of Trustees    of each fund has authorized such
pay    ments.
   For the fiscal year ended April 1998,     the portfolio turnover
rates for Short-Term Bond and Investment Grade Bond were    __% and
__%,     respectively. These rates vary from year to year. High
turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
   YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a
leader in providing tax-   advantaged     retirement plans for
individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 80 walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account.
You may purchase or sell shares of the funds through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in a fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the funds through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, or call your retirement benefits number or Fidelity directly, as appropriate.
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
   (solid bullet) Number of Fidelity mutual
   funds: over ___
   (solid bullet) Assets in Fidelity mutual
   funds: over $___ billion
   (solid bullet) Number of shareholder
   accounts: over __ million
   (solid bullet) Number of investment
   analysts and portfolio
   managers: over ___
(checkmark)
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
   FOR TAX-ADVANTAGED RETIREMENT SAVINGS
 Retirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or tax-free
growth.     Retirement accounts require special applications and
typically have lower minimums.
   (solid bullet)     TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS
(IRAS) allow individuals under age 70 with compensation to contribute up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Contributions may be tax-deductible, subject to certain income limits.
   (solid bullet)     ROTH IRAS    allow individuals to make
non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.
   (solid bullet)     ROTH CONVERSION IRAS    allow individuals with
assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.
 (solid bullet)     ROLLOVER IRAS    help retain special tax
advantages for certain eligible rollover distributions from employer-sponsored retirement plans.
   (solid bullet)     PROFIT SHARING OR MONEY PURCHASE PENSION PLANS
(KEOGHS)    allow self-employed individuals or small business owners
to make tax-deductible contributions for themselves and any eligible employees.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS) allow employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
(solid bullet) SIMPLE IRAS provide small business owners and those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.
   (solid bullet)     403(B) CUSTODIAL ACCOUNTS    are available to
employees of 501(c)(3) tax-exempt institutions, including schools, hospitals, and other charitable organizations.
(solid bullet) 401(K) PLANS allow employees of organizations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
   (solid bullet)     DEFERRED COMPENSATION PLANS (457 PLANS)    are
available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
   THE PRICE TO BUY ONE SHARE of each fund is the fund's net asset
value per share (NAV).     Each fund's shares are sold without a sales
charge.
   Your shares will be purchased at the next NAV calculated after your investment is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
   Each fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page __. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another
Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-ADVANTAGED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-544-8888 for more information and a retirement application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
For certain Fidelity    retirement accounts    (double dagger)  $500
TO ADD TO AN ACCOUNT  $250
   For certain Fidelity retirement accounts(double dagger) $250
    Through regular investment plans* $100
MINIMUM BALANCE $2,000
   For certain Fidelity retirement accounts(double dagger) $500 (double dagger)THESE LOWER MINIMUMS APPLY TO FIDELITY TRADITIONAL
IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH
ACCOUNTS.
*FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE __.
These minimums may vary for investments through Fidelity Portfolio Advisory Services or a Fidelity Payroll Deduction Program account in the fund. There is no minimum account balance or initial or subsequent investment minimum for certain retirement accounts funded through salary deduction, or accounts opened with the proceeds of
distributions from Fidelity    retirement     accounts. Refer to the
program materials for details.


                     TO OPEN AN ACCOUNT                         TO ADD TO AN ACCOUNT

PHONE 1-800-544-7777
(PHONE_GRAPHIC)      (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER
                     FIDELITY FUND                             (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER FIDELITY FUND
                     ACCOUNT WITH THE SAME REGISTRATION,       ACCOUNT WITH THE SAME REGISTRATION,
                     INCLUDING NAME, ADDRESS, AND              INCLUDING NAME, ADDRESS, AND
                     TAXPAYER ID NUMBER.                       TAXPAYER ID NUMBER.
                                                               (SMALL SOLID BULLET) USE FIDELITY MONEY LINE TO TRANSFER
                                                               FROM YOUR BANK ACCOUNT. CALL BEFORE
                                                               YOUR FIRST USE TO VERIFY THAT THIS
                                                               SERVICE IS IN PLACE ON YOUR ACCOUNT.
                                                               MAXIMUM MONEY LINE: UP TO
                                                               $100,000.





MAIL
(MAIL_GRAPHIC)   (SMALL SOLID BULLET) COMPLETE AND SIGN THE
                 APPLICATION.                                        (SMALL SOLID BULLET) MAKE YOUR CHECK PAYABLE TO THE
                 MAKE YOUR CHECK PAYABLE TO THE                      COMPLETE NAME OF THE FUND. INDICATE
                 COMPLETE NAME OF THE FUND. MAIL TO                  YOUR FUND ACCOUNT NUMBER ON YOUR
                 THE ADDRESS INDICATED ON THE                        CHECK AND MAIL TO THE ADDRESS PRINTED
                 APPLICATION.                                        ON YOUR ACCOUNT STATEMENT.
                                                                     (SMALL SOLID BULLET) EXCHANGE BY MAIL: CALL
                                                                     1-800-544-6666 FOR INSTRUCTIONS.





IN PERSON
(HAND_GRAPHIC)   (SMALL SOLID BULLET) BRING YOUR APPLICATION
                 AND CHECK TO A                             (SMALL SOLID BULLET) BRING YOUR CHECK TO A FIDELITY INVESTOR
                 FIDELITY INVESTOR CENTER. CALL             CENTER. CALL 1-800-544-9797 FOR THE
                 1-800-544-9797 FOR THE CENTER              CENTER NEAREST YOU.
                 NEAREST YOU.





WIRE
(WIRE_GRAPHIC) (SMALL SOLID BULLET) CALL 1-800-544-7777 TO
               SET UP YOUR                                   (SMALL SOLID BULLET) NOT AVAILABLE FOR RETIREMENT ACCOUNTS.
               ACCOUNT AND TO ARRANGE A WIRE                 (SMALL SOLID BULLET) WIRE TO:
               TRANSACTION. NOT AVAILABLE FOR                BANKERS TRUST COMPANY,
               RETIREMENT ACCOUNTS.                          BANK ROUTING #021001033,
               (SMALL SOLID BULLET) WIRE WITHIN 24 HOURS TO: ACCOUNT #00163053.
               BANKERS TRUST COMPANY,                        SPECIFY THE COMPLETE NAME OF THE
               BANK ROUTING #021001033,                      FUND AND INCLUDE YOUR ACCOUNT
               ACCOUNT #00163053.                            NUMBER AND YOUR NAME.
               SPECIFY THE COMPLETE NAME OF THE
               FUND AND INCLUDE YOUR NEW ACCOUNT
               NUMBER AND YOUR NAME.



AUTOMATICALLY
(AUTOMATIC_GRAPHIC)   (SMALL SOLID BULLET) NOT AVAILABLE.   (SMALL SOLID BULLET) USE FIDELITY AUTOMATIC ACCOUNT
                                                            BUILDER. SIGN UP FOR THIS SERVICE
                                                            WHEN OPENING YOUR ACCOUNT, OR CALL
                                                            1-800-544-6666 TO ADD IT.



(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
   THE PRICE TO SELL ONE SHARE of each fund is the fund's NAV.
   Your shares will be sold at the next NAV calculated after your order is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone or in writing. Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address), (small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number, (small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.


                       ACCOUNT TYPE                 SPECIAL REQUIREMENTS

PHONE 1-800-544-7777
(PHONE_GRAPHIC)        ALL ACCOUNT TYPES EXCEPT     (SMALL SOLID BULLET) MAXIMUM CHECK REQUEST: $100,000.
                       RETIREMENT                   (SMALL SOLID BULLET) FOR MONEY LINE TRANSFERS TO YOUR BANK ACCOUNT;
                                                    MINIMUM: $10; MAXIMUM: UP TO $100,000.
                       ALL ACCOUNT TYPES            (SMALL SOLID BULLET) YOU MAY EXCHANGE TO OTHER FIDELITY FUNDS IF
                                                    BOTH ACCOUNTS ARE REGISTERED WITH THE SAME
                                                    NAME(S), ADDRESS, AND TAXPAYER ID NUMBER.

MAIL OR IN PERSON
(MAIL_GRAPHIC)
(HAND_GRAPHIC)         INDIVIDUAL, JOINT TENANT,    (SMALL SOLID BULLET) THE LETTER OF INSTRUCTION MUST BE SIGNED BY ALL
                       SOLE PROPRIETORSHIP,         PERSONS REQUIRED TO SIGN FOR TRANSACTIONS,
                       UGMA, UTMA                   EXACTLY AS THEIR NAMES APPEAR ON THE ACCOUNT.
                       RETIREMENT ACCOUNT           (SMALL SOLID BULLET) THE ACCOUNT OWNER SHOULD COMPLETE A
                                                    RETIREMENT DISTRIBUTION FORM. CALL
                                                    1-800-544-6666 TO REQUEST ONE.
                       TRUST                        (SMALL SOLID BULLET) THE TRUSTEE MUST SIGN THE LETTER INDICATING
                                                    CAPACITY AS TRUSTEE. IF THE TRUSTEE'S NAME IS NOT
                                                    IN THE ACCOUNT REGISTRATION, PROVIDE A COPY OF THE
                                                    TRUST DOCUMENT CERTIFIED WITHIN THE LAST 60 DAYS.
                       BUSINESS OR ORGANIZATION     (SMALL SOLID BULLET) AT LEAST ONE PERSON AUTHORIZED BY CORPORATE
                                                    RESOLUTION TO ACT ON THE ACCOUNT MUST SIGN THE
                                                    LETTER.
                                                    (SMALL SOLID BULLET) INCLUDE A CORPORATE RESOLUTION WITH CORPORATE
                                                    SEAL OR A SIGNATURE GUARANTEE.
                       EXECUTOR, ADMINISTRATOR,     (SMALL SOLID BULLET) CALL 1-800-544-6666 FOR INSTRUCTIONS.
                       CONSERVATOR, GUARDIAN



WIRE (WIRE_GRAPHIC)   ALL ACCOUNT TYPES EXCEPT    (SMALL SOLID BULLET) YOU MUST SIGN UP FOR THE WIRE FEATURE BEFORE
                      RETIREMENT                  USING IT. TO VERIFY THAT IT IS IN PLACE, CALL
                                                  1-800-544-6666. MINIMUM WIRE: $5,000.
                                                  (SMALL SOLID BULLET) YOUR WIRE REDEMPTION REQUEST MUST BE RECEIVED
                                                  IN PROPER FORM BY FIDELITY BEFORE 4:00 P.M.
                                                  EASTERN TIME FOR MONEY TO BE WIRED ON THE
                                                  NEXT BUSINESS DAY.



CHECK (CHECK_GRAPHIC)   ALL ACCOUNT TYPES    (SMALL SOLID BULLET) MINIMUM CHECK: $500.
                                             (SMALL SOLID BULLET) ALL ACCOUNT OWNERS MUST SIGN A SIGNATURE CARD
                                             TO RECEIVE A CHECKBOOK.



(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESSSM
1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing.
Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call. REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-544-6666 for more information.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM   FREQUENCY              SETTING UP OR CHANGING
$100      MONTHLY OR QUARTERLY   (SMALL SOLID BULLET) FOR A NEW ACCOUNT, COMPLETE THE APPROPRIATE SECTION ON THE FUND
                                 APPLICATION.
                                 (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS, CALL 1-800-544-6666 FOR AN APPLICATION.
                                 (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR INVESTMENT, CALL
                                 1-800-544-6666 AT LEAST THREE BUSINESS DAYS PRIOR TO YOUR NEXT
                                 SCHEDULED INVESTMENT DATE.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA

MINIMUM   FREQUENCY          SETTING UP OR CHANGING
$100      EVERY PAY PERIOD   (SMALL SOLID BULLET) CHECK THE APPROPRIATE BOX ON THE FUND APPLICATION, OR CALL
                             1-800-544-6666 FOR AN AUTHORIZATION FORM.
                             (SMALL SOLID BULLET) CHANGES REQUIRE A NEW AUTHORIZATION FORM.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND

MINIMUM   FREQUENCY                SETTING UP OR CHANGING
$100      Monthly, bimonthly,      (small solid bullet) To establish, call 1-800-544-6666 after both accounts are
          quarterly, or annually   opened.
                                   (small solid bullet) To change the amount or frequency of your investment, call
                                   1-800-544-6666.


A BECAUSE THEIR SHARE PRICES FLUCTUATE, THESE FUNDS MAY NOT BE
APPROPRIATE CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains are normally distributed in June and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.
UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
EACH FUND EARNS INTEREST FROM
ITS INVESTMENTS. THESE ARE
PASSED ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND MAY
REALIZE CAPITAL GAINS IF IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS.
(CHECKMARK)
TAXES
As with any investment, you should consider how your investment in a
fund will be taxed. If your account is    not a tax-advantaged
retirement account, you     should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, each fund's income and short-term    capital
gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains.
    Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when a fund has realized but not yet distributed capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a
fund and its    investments,     and these taxes generally will reduce
the fund's distributions.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
Each fund's assets are valued on the basis of information furnished by
a pricing    service or market quotations, if available, or by another
method that the Board of Trustees believes accurately reflects fair
value.      Short-term securities with remaining maturities of sixty
days or less for which quotations    and information furnished by a
pricing service     are not readily available are valued on the basis
of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify
that your    social security     or taxpayer identification number is
correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE    OR
ELECTRONICALLY    .    Fidelity will not be responsible for any losses
resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the
investor.     Fidelity will request personalized security codes or
other information, and may also record calls.    For transactions
conducted through the Internet, Fidelity recommends the use of an
Internet browser with 128-bit encryption.     You should verify the
accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES,    your shares will be
purchased at the next NAV calculated after your investment is received
in proper form.     Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
(small solid bullet)     Shares begin to earn dividends on the first
business day following the day of purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the    next NAV calculated after your order is received in proper
form.     Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.
(small solid bullet)    Shares earn dividends through the day of
redemption; however, shares redeemed on a Friday or prior to a
holiday     continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet)   Your exchanges may be restricted or refused if
a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS,    and may
impose administrative fees of up to 1.00% and trading fees of up to
3.00% of the amount exchanged.     Check each fund's prospectus for
details.
From Filler pages

FIDELITY SHORT-TERM BOND FUND
FIDELITY INVESTMENT GRADE BOND FUND
FUNDS OF FIDELITY FIXED-INCOME TRUST
STATEMENT OF ADDITIONAL INFORMATION
   JUNE 22, 1998
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus
   (dated June 22, 1998)    . Please retain this document for future
reference. The funds' Annual Reports are separate documents supplied with this SAI. To obtain a free additional copy of a Prospectus or an Annual Report, please call Fidelity at 1-800-544-8888.
TABLE OF CONTENTS                                                 PAGE



Investment Policies and Limitations

Portfolio Transactions

Valuation

Performance

   Additional Purchase, Exchange and Redemption Information

Distributions and Taxes                                           18

FMR

Trustees and Officers                                             18

Management Contracts                                              21

Distribution and Service Plans

Contracts with FMR Affiliates                                     25

Description of the Trust                                          26

Financial Statements

Appendix

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)
       BON   -ptb-    0698
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
   A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
   INVESTMENT LIMITATIONS OF FIDELITY SHORT-TERM BOND FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the sale of restricted securities or the purchase of bonds in accordance with the fund's investment objective, policies, and limitations, either directly from the issuer, or from an underwriter for an issuer, may be deemed to be underwriting;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, more than 25% of the value of its total assets would be invested in securities of companies having their principal business activities in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (3)).    The fund     will not borrow from other funds
advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
   For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 6.
INVESTMENT LIMITATIONS OF FIDELITY INVESTMENT GRADE BOND FUND (INVESTMENT GRADE BOND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or
(9) invest in companies for the purpose of exercising control or management.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (3))   . The fund     will not borrow from other funds
advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more
than 10% of its     net assets was invested in illiquid securities, it
would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 6.
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related
risks. FMR may not buy all of these instruments    or use all of these
techniques unless it believes that doing so will help a fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with
financial institutions that are, or may be considered to    be,
"affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities;
   U.S. Government     securities with affiliated financial
institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission
(SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
       ASSET-BACKED SECURITIES    represent interests in pools of
mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
DELAYED-DELIVERY TRANSACTIONS.    Securities may be bought and sold on
a delayed-delivery or when-issued basis. These transactions involve a
commitment to purchase     or sell specific securities at a
predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is
delivered. The funds may receive fees or    price concessions     for
entering into delayed-delivery transactions.
   When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
   A fund may renegotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
   EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S.
investors.    Such actions     may include expropriation or
nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events
or counter their effects.    In addition, the value of securities
denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
   The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments,
economies based on only a few indu    stries, and securities markets
that trade a small number of securities.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A fund may use currency forward contracts for any purpose consistent with its investment objective.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.
FUN   DS' RIGHTS AS SHAREHOLDER    S.  The funds do not intend to
direct or administer the day-to-day operations of any company. A fund,
however,    may exercise     its rights as a shareholder and may
communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR
determines that such matters could have a significant    effect on the
value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others,
may include, among others, sup    porting or opposing proposed changes
in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of
the company or a portion of its assets; or s   upporting or opposing
third-p    arty takeover efforts. This area of corporate activity is
increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following pa   ragraphs p    ertain to
futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS.    The funds will
comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a
segregated custodial account in the amoun    t prescribed. Securities
held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS    involve purchasing and writing options in
combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a
call option on the same     underlying instrument would construct a
combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would
involve writing a call option at one strike price    and buying a call
option     at a lower price, to reduce the risk of the written call
option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out. CORRELATION OF PRICE CHANGES. Because there are a limited number of
types of exchange-traded options and futures contracts,    it is
likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
       FUTURES CONTRACTS.    In purchasing a futures contract, the
buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Ea   ch fund has
f    iled a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or
downward more than the limit in a gi   ven day. On v    olatile
trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to
options and futures relating to securities or indices, as dis   cussed
above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased
or written in conjunction with each other or with currency future    s
or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options
(options not traded on exchanges) generally are    established through
negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater
flexibi    lity to tailor an option to its needs, OTC options
generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS.    By purchasing a put option, the
purchaser obtains the right (but not the obligation) to sell the
option's underlying instrument at a fix    ed strike price. In return
for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the
strike price.     A purchaser may also terminate a put option position
by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss
(limited to the    amount of the     premium, plus related transaction
costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS.    The writer of a put or call option
takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
   Writing a call opti    on obligates the writer to sell or deliver
the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS a   re investment    s that cannot be sold or
disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
   Investments currently considered by FMR to be illiquid include repurchase agreements not entitling the holder to repayment of
principal and payment of     interest within seven days,
non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
   In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees.
       INDEXED SECURITIES    are instruments whose prices are indexed
to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
   Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
The performance of indexed securities depends to a great extent on the
performance of the security, currency, or other instru   ment to which
they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more
volatile     than the underlying instruments. Indexed securities are
also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities
have included banks, corporations, and certain U.S.    Government
agencies    .
INTERFUND BORROWING AND LENDING PROGRAM.    Pursuant to an exemptive
order issued by the SEC, a fund may lend money to, and borrow money
from, other funds advised by FMR or its affiliates    . A fund will
lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the
cost of bank loans.    Interfund loans and borrowings normally extend
overnight, but can have a maximum duration of seven days. Loans may be
called on one day's notice.     A fund may have to borrow from a bank
at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
       LOANS AND OTHER DIRECT DEBT INSTRUMENTS.    Direct debt
instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the purchaser to supply additional cash to the borrower on demand.
       LOWER-QUALITY DEBT SECURITIES.    Lower-quality debt securities
have poor protection with respect to the payment of interest and repayment of principal. These securities are often considered to be speculative and involve greater risk of loss or price changes due to
changes in the iss    uer's capacity to pay. The market prices of
lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of
Trustees, including the use of outside pricing services.    Judgment
plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality
de    bt securities and the ability of outside pricing services to value lower-quality debt securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of
   managing     securities of this type. FMR will attempt to identify
those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
   A fund may c    hoose, at its expense or in conjunction with
others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
MORTGAGE-BACKED SECURITIES.    are issued by government and
non-government entities such as banks, mortgage lenders, or other
institutions. A mortgage-backed     security is an obligation of the
issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities,
such as collateralized mortgage obligations (or    "CMOs"), make
payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the "principal-only" security
(PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.
   The value of mortgage-backed securities may change due to shifts in
the market's perception of issuers and changes in interest     rates.
In addition, regulatory or tax changes may adversely affect the
mortgage-backed securities market as a whole. Non-govern   ment
mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment occurs when unscheduled or early payments are made on the underlying mortgages, usually in response to a reduction in interest rates. Mortgage-backed security values may also be adversely affected when prepayments on underlying mortgages do not occur. The prices of stripped mortgage-backed securities tend to be more volatile in response to changes in interest rates than those
of non-stripped     mortgage-backed securities.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the
purchase price plus an agreed-upon incre   mental amount which is
unrelated to the coupon rate or maturity of the purchased security. As
protection against the risk that the original se    ller will not
fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the
underlying security will be    less than the resale price,     as well
as delays and costs to a fund in connection with bankruptcy proceedings), the funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS.    In a reverse repurchase agreement, a
fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk. FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
   Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as
well as the security loa    ned, to market forces (i.e., capital
appreciation or depreciation).
SOURCES OF CREDIT OR LIQUIDITY SUPPORT.    FMR may rely on its
evaluation of the credit of a bank or other entity in determining whether to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.
       STRIPPED GOVERNMENT SECURITIES.    Stripped government
securities are created by separating the income and principal components of a U.S. Government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding U.S. Treasury security by a Federal Reserve Bank.
   Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.
SWAP AGREEMENTS    can be individually     negotiated and structured
to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many
different forms and are known by a    variety of names.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the
counterparty's creditworthiness declined, the value of    a swap
agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly
cred    itworthy party.
   A fund wi    ll maintain appropriate liquid assets in a segregated
custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
VARIABLE AND FLOATING RATE SECURITIES    provide for periodic
adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.
ZERO COUPON BONDS    do not make     interest payments; instead, they
are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current
income, their    prices can be more volatile than other types of
fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income. PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions. Commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause each fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with
National Financial Services Corporation (NFSC) and    Fidelity
Brokerage Services (Japan), LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity
Brokerage Services (FBS), an indirect subsidiary of     FMR Corp.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
Each fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
   For the fiscal periods en    ded April 30, 1998 and 1997, the
portfolio turnover rates were ___% and ___%, respectively for
Short-Term Bond and ___% and ___%, resp   ectively for     Investment
Grade Bond. Because a h   igh turnover rat    e increases transaction
costs and may increase taxable gains, FMR carefully weighs the
anticipated bene   fits of shor    t-term investing against these
consequences. An i   ncreased turnover rate is due to a greater volume
of shareholder purchase orders, short-term interest rate volatility
and other special mar    ket conditions.
For the fiscal years    ended April     1998, 1997, and 1996,
Short-Term Bond paid brokerage commissions of $________, $_________,
and $________, r   espectively    ; and Investment Grade Bond paid
brokerage commissions of $________, $_________, an   d $______,
resp    ectively. Each fund pays both commissions and spreads in
connection with the placement of portfolio transacti   ons. N    FSC
is paid on a commission basis. During the fiscal years ended April
1998, 1997, and 1996, Short-Term Bond paid broker   age
co    mmissions of $_______, $_______, and $_______, respectively; and
Investment Grade Bond paid brokerage comm   issio    ns of $_______,
$_______, and $_______, respectively, to NFSC. During the fiscal year
ended April 1998, this amounted to a   pproximately _% and _%,
respectively, of the aggregate brokerage commissions paid by each fund
involving approximately _% an    d _%, respectively, of the aggregate
dollar amount of transactions for which the funds paid brokerage
commissions. The    difference     between the percentage of brokerage
commissions paid to and the percentage of the dollar amount of
transactions    effe    cted through NFSC is a result of the low
commission rates charged by NFSC.
During the fiscal y   ears e    nded April 1998, 1997, and 1996,
Short-Term Bond paid brokerage commissions of $_____, $____ and ____
respecti   vely    , and Investment Grade Bond paid brokerage
commissions of $_____ $____and $_____, respectively, to FBS.  During
the fiscal    year ended     April 1998, this amounted to
approximately __% and __%, respectively, of the aggregate brokerage
co   mmissions p    aid by each fund involving approximately __% and
__%, respectively, of the aggregate dollar am   ount of
transa    ctions for which each fund paid brokerage commissions. The
difference between the percentage of bro   kerage c    ommissions paid
to and the percentage of the dollar amount of transactions effected
through FBS is a result    of the low co    mmission rates charged by
FBS.
   During the fiscal     years ended April 1998 and April __,
Short-Term Bond paid brokerage commissions of $_____, $____ and ____
re   spectiv    ely, and Investment Grade Bond paid brokerage
commissions of $_____ and $_____, respectively, to FBSJ.  Duri   ng
the fiscal y    ear ended April 1998, this amounted to approximately
__% and __%, respectively, of the agg   regate broke    rage
commissions paid by each fund involving approximately __% and __%,
respectively, of the aggregate dollar amount of tr   ansactions
fo    r which each fund paid brokerage commissions. The difference
between the percentage of br   okerage c    ommissions paid to and the
percentage of the dollar amount of transactions effected through FBSJ
is a result of th   e low     commission rates charged by FBSJ.
During the    fiscal y    ear ended April 1998, Short-Term Bond paid
$__ in commissions to brokerage firms that provided research services
involvin   g ap    proximately $___of transactions; during the fiscal
year ended April 1998, Investment Grade Bond paid $__ in commissions
to brok   erage fi    rms that provided research services involving
approximately $___of transactions. The provision of research services
was not neces   sarily a facto    r in the placement of all this
business with such firms.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
   FSC normally     determines each fund's net asset value per share
(NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each fund's NAV.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.
Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
   Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAV's.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less
for which market quotations    and information furnished by a
pricing     service are not readily available are valued either at
amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities. PERFORMANCE
The funds may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
 YIELD CALCULATIONS. Yields for a fund are computed by dividing the fund's interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's
   NAV at     the end of the period, and annualizing the result
(assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.
Income calculated for the purposes of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, each fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider. Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect
all aspects of a fund's return, including the effect of    reinvesting
d    ividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
HISTORICAL FUND RESULTS. The    following tables sh    ow each fund's
yields and total returns for periods ended April 30, 1998.

                                          Average Annual Total Returns   Cumulative Total Returns

                         Thirty-Day   Tax-         One    Five    Ten     One    Five    Ten
                         Yield        Equivalent   Year   Years   Years   Year   Years   Years
                                      Yield



   Short-Term Bond        %            %            %      %       %       %      %       %

Investment Grade          %            %            %      %       %       %      %       %
Bond



The following table shows the income and capital elements of each fund's cumulative total return. The table compares each fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow
Jones Industrial Average (DJIA), and the cost    of living, as
measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each fund invests in fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income investments such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the 10-year period ended
April 30, 1998    , assuming all distributions were reinvested. The
figures below reflect the fluctuating interest rates        and bond
prices of the specified periods and should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in a fund today. Tax consequences of different investments have not been factored into the figures below.
During the 10-year period ended    April 30, 1998    , a hypothetical
$10,000 investment in    Short-Term Bond     would have grown to
   $_____.
SHORT-TERM BOND                           INDICES


Year Ended    Value of     Value of        Value of        Total       S&P 500     DJIA        Cost of
April 30      Initial      Reinvested      Reinvested      Value                               Living
              $10,000      Dividend        Capital Gain
              Investment   Distributions   Distributions







1998          $            $               $               $           $           $           $

19   97       $            $               $               $           $           $              $

19   96       $            $               $               $           $           $           $

   1995          $            $               $               $           $           $        $

   1994          $            $               $               $           $           $        $

   1993          $            $               $               $           $           $        $

   1992          $            $               $               $           $           $        $

   1991          $            $               $               $           $           $        $

   1990          $            $               $               $           $           $        $

   1989          $            $               $               $           $           $        $


   Explanatory Notes    : With an initial investment of $10,000 in
Short-Term Bond on May 1, 1988, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together
with the aggregate cost of reinvested dividends and    capital
gain     distributions for the period covered (their cash value at the time they were reinvested) amounted to $____. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would
have    amounted     to $___ for dividends and $__ for capital gain
distributions.
During the 10-year period ended    April 30, 1998    , a hypothetical
$10,000 investment in    Investment Grade Bond     would have grown to
   $____.
INVESTMENT GRADE BOND                           INDICES


Year Ended    Value of     Value of        Value of        Total      S&P 500    DJIA        Cost of
April 30      Initial      Reinvested      Reinvested      Value                             Living
              $10,000      Dividend        Capital Gain
              Investment   Distributions   Distributions







1998          $            $               $               $          $          $           $

19   97       $            $               $               $          $          $              $

19   96       $            $               $               $          $          $           $

   1995          $            $               $               $          $          $        $

   1994          $            $               $               $          $          $        $

   1993          $            $               $               $          $          $        $

   1992          $            $               $               $          $          $        $

   1991          $            $               $               $          $          $        $

   1990          $            $               $               $          $          $        $

   1989          $            $               $               $          $          $        $


   Explanatory Notes    : With an initial investment of $10,000 in
Investment Grade Bond on May 1, 1988, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested)    amounted     to $____. If distributions
had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the
period would have    amounted     to $___ for dividends and $__ for
capital gain distributions.
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do
not take sales    charges or tradi    ng fees into consideration, and
are prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
A fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
Short-Term Bond may compare its performance to that of the Lehman Brothers 1-3 Year Government/Corporate Bond Index, a market value weighted performance benchmark for government and corporate fixed-rate debt issues. Issues included in the index have an outstanding par value of at least $100 million and maturities between one and three years. Government and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. government agencies, as well as nonconvertible investment-grade, SEC-registered corporate debt.
Investment Grade Bond may compare its performance to the Lehman Brothers Aggregate Bond Index, a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities. Issues included in the index have an outstanding par value of at least $100 million and maturities of at least one year. Government and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. government agencies, as well as nonconvertible investment-grade, SEC-registered corporate debt. Mortgage-backed securities include 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan
Mortgage Corporation (FHLMC), and    Fannie Mae    . Asset-backed
securities include credit card, auto, and home equity loans.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term
   government bonds    , Treasury bills, the U.S. rate of inflation
(based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds;
   retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and
charitable giving.     In addition, Fidelity may quote or reprint
financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services
and products. Fidelity may also reprint, and use as advertising    and
sales     literature, articles from Fidelity Focus(Registered
trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
   As     of April 30, 1998, FMR advised over $__ billion in tax-free
fund assets, $__ billion in money market fund assets, $___    billion
in eq    uity fund assets, $__ billion in international fund assets, and $___ billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, each fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
   ADDITI    ONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
Each fund is open for business and its net asset value per share (NAV)
is calculated each day the New York Stock Exchange    (NYSE) is open
for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, on days when the Federal Reserve Wire System is closed, federal funds wires cannot be sent.
FSC normally determines each fund's NAV as of the close of the NYSE
(normally 4:00 p.m. Eastern time). However, NAV    may be calculated
earlier if trading on the NYSE is restricted or as permitted by the
SEC. To the extent that portfolio securities are traded in     other
markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business. If the Trustees determine that existing conditions make cash payments
undesirable, redemption payments may be made in    whole or in
par    t in securities or other property, valued for this purpose as they are valued in computing each fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
   Pursuant to Rule 11a-3 u    nder the 1940 Act, each fund is
required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies. In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. Because each fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. A portion of each
fund's dividends derived from certain U.S.    Government securities
may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease) dividend distributions. If a fund's distributions exceed its net investment company taxable income during a taxable year, all or a portion of the distributions made in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's cost basis in the fund. Mortgage security paydown gains (losses) on mortgage securities purchased by a fund on or prior to June 8, 1997 are generally taxable as ordinary income and, therefore, increase (decrease) taxable dividend distributions. Each fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length
of time shareholders have held their shares. If a    shareholder
receives a capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion
of     the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains.
   As of April 30, 1998, Short-Term Bond hereby designates approximately $_______ as a capital gain dividend for the purpose of the dividend-paid deduction. As of April 30, 1998, Investment Grade Bond hereby designates approximately $_______ as a capital gain dividend for the purpose of the dividend-paid deduction.

As of April 30, 1998, Short-Term Bond had a capital loss carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on April 30, 199_, ____, and ____ , respectively, is available to offset future capital gains. As of April 30, 1998, Investment Grade Bond had a capital loss carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on April 30, 199_, ____, and ____ , respectively, is available to offset future capital gains.

FOREIGN TAXES. Foreign governments may withhold taxes on dividends and
interest paid with respect to foreign securities.    Foreign
governments     may also impose taxes on other payments or gains with
respect to foreign securities. Because each fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund
level, each fund intends to distribute substan   tially all of its net
investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
   Each fund is treated as a separate entity from the other funds, if any, of its trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be
voted in    accordance w    ith the majority vote of Class B shares.
Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
   Fidelity     investment personnel may invest in securities for
their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
   The Trustee    s, Members of the Advisory Board, and executive
officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and
   Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street,
B    oston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
   *EDWARD C. JOHNSON 3d (67), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman
and a Director of Fidelity Investments Money Man    agement, Inc.
(1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
   J. GARY BURKHEAD (56), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (65),    Trustee, is President of RABAR Enterprises
(management consulting-engineering industry, 1994). Prior to February
1994,     he was President of Greenhill Petroleum Corporation
(petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources
Company (exploration and production). He is a    Director     of USA
Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (66),    Trustee    . Prior to her retirement in
September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
   ROBERT M. GATES (54), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
   E. BRADLEY JONES (70    ), Trustee. Prior to his retirement in
1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he
previously served as a Director    of NACCO Industries, Inc (mining
and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and
President    , a Trustee and member of the Executive Committee of
University School (Cleveland), and a Trustee of Cleveland Clinic
Florida.
   DONALD J. KIRK     (65), Trustee, is Executive-in-Residence (1995)
at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (55), Trustee,    is Vice C    hairman and Director of
FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of
Fidelity Investments Corporate Services (1991-1992).    In
addition    , he serves as a Trustee of Boston College, Massachusetts
Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
   WILLIAM O    . McCOY (64), Trustee (1997), is the Vice President of
Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (69),    Trustee     and Chairman of the
non-interested Trustees, is Chairman of G.M. Management Group
(strategic advisory services).    Mr. McDonough     is a Director of
York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products,
1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and
electronic products)    from 1987-1996 and Brush-Wellman Inc. (metal
refining) from 1983-1997.
MARVIN L. MANN (65),    Trustee     (1993), is Chairman of the Board,
President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and
subsidiaries. Mr. Mann is a Director of    M.A. Hanna     Company
(chemicals, 1993), Imation Corp. (imaging and information storage,
1997), and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet.
   *ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen
served as General Counsel, Managing Director, and     Senior Vice
President of FMR Corp.
THOMAS R. WILLIAMS (69),    Trustee    , is President of The Wales
Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and
First Atlanta Corporation (bank holding company).    He is
currently     a Director of ConAgra, Inc. (agricultural products),
Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
   DWIGHT D. CHURCHILL (44), is Vice President of Bond Funds, Group Leader of the Bond Group, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.
   FRED L. HENNING, JR. (58), is Vice President of Fidelity's Fixed-Income Group (1995), Senior Vice President of FMR (1995), and Senior Vice President of FIMM (1998). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.
   KEVIN E. GRANT (38), is Vice President of Fidelity Investment Grade Bond Fund (1997) and other funds advised by FMR. Since joining Fidelity in 1993, Mr. Grant has managed a variety of Fidelity funds. Prior to joining Fidelity, Mr. Grant was vice president and chief mortgage strategist at Morgan Stanley for three years.
   ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
   RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
   JOHN H. COSTELLO (51), Assistant Treasurer, is an employee of
FMR.
LEONARD M. RUSH (52),    Assistant Treasurer     (1994), is an
employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
   The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each
fu    nd for his or her services for the fiscal year ended April 30,
1998, or calendar year ended December 31, 1997, as applicable.
COMPENSATION TABLE


Trustees                        Aggregate          Aggregate           Total
and                             Compensation       Compensation        Compensation
Members of the Advisory Board   from               from                from the
                                Short-Term Bond    Investment Grade    Fund Complex*
                                B,C                Bond B,D            A


J. Gary Burkhead **             $ 0                $ 0                 $ 0

Ralph F. Cox                    $                  $                   $ 214,500

Phyllis Burke Davis             $                  $                   $ 210,000

Robert M. Gates ***             $                  $                   $176,000

Edward C. Johnson 3d **         $ 0                $ 0                 $ 0

E. Bradley Jones                $                  $                   $ 211,500

Donald J. Kirk                  $                  $                   $ 211,500

Peter S. Lynch **               $ 0                $ 0                 $ 0

William O. McCoy****            $                  $                   $ 214,500

Gerald C. McDonough             $                  $                   $ 264,500

Marvin L. Mann                  $                  $                   $ 214,500

Robert C. Pozen**               $ 0                $ 0                 $ 0

Thomas R. Williams              $                  $                    $214,500


   * Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
   ** Interested Trustees of the funds and Mr. Burkhead are
compensated by FMR.
   ***Mr. Gates was appointed to the Board of Trustees of Fidelity Fixed-Income Trust effective March 1, 1997.
   **** Mr. McCoy was appointed to the Board of Trustees of Fidelity Fixed-Income Trust effective January 1, 1997.
   A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of
Trustees. For the ca    lendar year ended December 31, 1997, the
Trustees accrued required deferred compensation from the    funds as
follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert
M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
   B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.
   C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__; Phyllis Burke Davis, $__; Robert M. Gates, $__; E. Bradley Jones, $__; Donald J. Kirk, $__; William O. McCoy, $__; Gerald C. McDonough, $__; Marvin L. Mann, $__; and Thomas R. Williams, $__.
   D The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__; Phyllis Burke Davis, $__; Robert M. Gates, $__; E. Bradley Jones, $__; Donald J. Kirk, $__; William O. McCoy, $__; Gerald C. McDonough, $__; Marvin L. Mann, $__; and Thomas R. Williams, $__.
   F Certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows: ________; _______.

   Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
   As of ______, approximately __% of [Fund/Class Name(s)]'s total outstanding shares was held by [FMR] [[and] [an] FMR affiliate[s]]. FMR Corp. is the ultimate parent company of [FMR] [[and] [this/these] FMR affiliate[s]]. By virtue of his ownership interest in FMR Corp., as described in the "FMR" section on page ___, Mr. Edward C. Johnson 3d, President and Trustee of the fund, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's deemed ownership of [Fund/Class Name(s)]'s shares, the Trustees, Members of the Advisory Board, and officers of the funds owned, in the aggregate, less than __% of each fund's total outstanding shares.
   As of ________, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than __% of each fund's total outstanding shares.
   As of _________, the following owned of record or beneficially 5% or more of each fund's outstanding shares:
   A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.
MANAGEMENT CONTRACTS
   FMR     is manager of Short-Term Bond and Investment Grade Bond
pursuant to management contracts dated November 1, 1993, which were approved by shareholders on October 20, 1993.
   MANAGEMENT SERVICES. Each fund employs FMR to furnish investment advisory and other services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
   MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend
disbursing, and shareholder servi    cing agent, pricing and
bookkeeping agent, and securities lending agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEES. Fo   r the services of FM    R under the management
contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group     Annualized   Group Net        Effective Annual
Assets            Rate         Assets           Fee Rate

 0 - $3 billion   .3700%        $ 0.5 billion   .3700%

 3 - 6            .3400          25             .2664

 6 - 9            .3100          50             .2188

 9 - 12           .2800          75             .1986

 12 - 15          .2500          100            .1869

 15 - 18          .2200          125            .1793

 18 - 21          .2000          150            .1736

 21 - 24          .1900          175            .1695

 24 - 30          .1800          200            .1658

 30 - 36          .1750          225            .1629

 36 - 42          .1700          250            .1604

 42 - 48          .1650          275            .1583

 48 - 66          .1600          300            .1565

 66 - 84          .1550          325            .1548

 84 - 120         .1500          350            .1533

 120 - 174        .1450          400            .1507

 174 - 228        .1400

 228 - 282        .1375

 282 - 336        .1350

 Over 336         .1325

Under each fund's current management contract with FMR, the group fee
rate is based on a schedule with breakpoints ending    at 0.1400%
fo    r average group assets in excess of $174 billion. Prior to
November 1, 1993, the group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in
the schedule below. The revised group fee rate s   chedule is
id    entical to the above schedule for average group assets under
$156 billion.
On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $156 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group         Annualized   Group Net        Effective Annual
Assets                Rate         Assets           Fee Rate

 120 - $156 billion   .1450%        $ 150 billion   .1736%

 156 - 192            .1400          175            .1690

 192 - 228            .1350          200            .1652

 228 - 264            .1300          225            .1618

 264 - 300            .1275          250            .1587

 300 - 336            .1250          275            .1560

 336 - 372            .1225          300            .1536

 372 - 408            .1200          325            .1514

 408 - 444            .1175          350            .1494

 444 - 480            .1150          375            .1476

 480 - 516            .1125          400            .1459

 Over 516             .1100          425            .1443

                                     450            .1427

                                     475            .1413

                                     500            .1399

                                     525            .1385

                                     550            .1372

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at
various asset levels, which is the result of cumulatively    applying
the annualized rates on the left. For example, the effective annual fee rate at $___ billion of group net assets - the approximate level for April 1998 - was ___%, which is the weighted average of the respective fee rates for each level of group net assets up to $__ billion.
Each fund's individual fund fee rate is 0.30%. Based on the average
group net assets of the funds advised by FMR for April    1998, each
fund's a    nnual management fee rate would be calculated as follows:

Fund                Group Fee Rate         Individual Fund Fee Rate         Management
                                                                            Fee Rate

Short-Term Bond     0.___%           +     0.30%                      =     0.___%

Investment Grade    0.___%           +     0.30%                      =     0.___%
Bond


One-twelfth of this annual management fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years.

Fund
                        Fiscal Years Ended April 30   Management Fees Paid to FMR

Short-Term Bond         1998                          $

                        1997                          $

                        1996                          $

Investment Grade Bond   1998                          $

                        1997                          $

                        1996                          $


   FMR may, from time to time, voluntarily reimburse all or a portion of a fund's expenses (exclusive of interest, taxes, brokerage
commissions     and extraordinary expenses). FMR retains the ability
to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
   Expense reimb    ursements by FMR will increase a fund's total
returns and yield, and repayment of the reimbursement by a fund will lower its total returns and yield.
SUB-ADVISERS. On behalf of    each fund,     FMR has entered into
sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
   For providing investment advice and research services, fees paid to the sub-advisers by FMR on behalf of Short-Term Bond and Investment Grade Bond Fund for the past three fiscal years are shown in the table below.
Fiscal Year Ended
April 30            FMR U.K.   FMR Far East

Short-Term Bond

1998   $    $

1997   $    $

1996   $    $

Fiscal Year Ended
April 30            FMR U.K.   FMR Far East

Investment Grade Bond

1998   $    $

1997   $    $

1996   $    $

DISTRIBUTION AND SERVICE PLANS
T   he Trust    ees have approved Distribution and Service Plans on
behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
   Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution
of its shares, such pa    yment is authorized by the Plan. Each Plan
specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, each Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such
payments for Short-Term Bond and Investment Grade    Bond     shares.
   Payments made by FMR either directly or through FDC to third parties for the fiscal year ended 1998 amounted to $____ for Short-Term Bond and $____ for Investment Grade Bond.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
   The Plan for Short-Term Bond was approved by shareholders on November 18, 1987 and the Plan for Investment Grade Bond was approved
by sh    areholders on November 19, 1986.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may
differ from the interpretations of    federal law expressed
herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
   Each fund has entered into a transfer agent agreement with
    FSC   , an affiliate of FMR. Under the terms of the agreements,
    FSC    performs transfer agency, dividend disbursing, and
shareholder services for each fund.
   For providin    g transfer agency services, FSC receives an account
fee and an asset-based fee each paid monthly with respect to ea   ch
account     in a fund. For retail accounts and certain institutional
accounts, these fees are based on account size and fund type. F   or
certai    n institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts,
th   ese fees     are based on account type (i.e., omnibus or
non-omnibus) and, for non-omnibus accounts, fund type. The account
fees ar   e subjec    t to increase based on postage rate changes.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In a   ddit    ion, FSC  receives the pro rata portion of the transfer
agency fees applicable to shareholder accounts in each Fidelity
   Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the Freedom Fund's assets that is
invested in     a fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to
   existing     shareholders, with the exception of proxy statements.
   Each fund has also entered into a service agent agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.
   For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are 0.0400% of the first $500 million of average net assets and 0.0200% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
   Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.
Fund                    1998   1997   1996

Short-Term Bond         $      $      $

Investment Grade Bond   $      $      $

   For administering each fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans.
   Securities lending fees paid by the funds to FSC f    or the past
three fiscal years are shown in the table below.
Fund                    1998   1997   1996

Short-Term Bond         $      $      $

Investment Grade Bond   $      $      $

   Each fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18,
1960.     FDC is a broker-dealer registered under the Securities
Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to
use all reasonable efforts, consistent with its    other business, to
secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in
connection     with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity Short-Term Bond Fund and Fidelity Investment Grade Bond Fund are funds of Fidelity Fixed-Income Trust, an open-end management investment company originally organized as a Massachusetts Corporation on June 25, 1970. On September 5, 1984, the
   Corporation     was reorganized as a Massachusetts Business Trust,
at which time its name was changed from Fidelity Corporate Bond Fund, Inc. to Fidelity Corporate Bond Fund. On October 25, 1985, the trust's name was changed to Fidelity Flexible Bond Fund and on August 31, 1986, the trust's name was changed to Fidelity Fixed-Income Trust. Currently, there are five funds of the trust: Fidelity Short-Term Bond Fund, Fidelity Investment Grade Bond Fund, Spartan Government
   Income     Fund, Spartan High Income Fund, and Spartan
Short-Intermediate Government Fund. The Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees shall include a provision limiting the obligations created thereby to the trust and
its assets. The Declaration of    Trust pro    vides for
indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and the funds will continue indefinitely.
CUSTODIAN. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of each fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase
securities from or sell securities to the    custodian. Th    e Chase
Manhattan Bank, headquartered in New York, also may serve as special purpose custodian of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. ____________, One    Post Office S    quare, Boston,
Massachusetts serves as the trust's independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the
fiscal year ended April 30, 199   8    , and reports of the auditor,
are included in e   ach fund's Annual Report, which are separate
reports supplied with this SAI. The funds' financial statements,
including the financial hi    ghlights, and reports of the auditor are
incorporated herein by reference. For a free additional copy of a fund's Annual Report, contact Fidelity at 1-800-544-8888, 82 Devonshire Street, Boston, MA 02109.
APPENDIX
DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.
The descriptions that follow are examples of eligible ratings for the funds. A fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment. DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE BONDS Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.
AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS
Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories. AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
FIDELITY FIXED-INCOME TRUST:
SPARTAN SHORT-INTERMEDIATE GOVERNMENT FUND
CROSS REFERENCE SHEET
FORM N-1A
ITEM NUMBER

PROSPECTUS   PROSPECTUS SECTION


1....................................................    Cover Page

2a..................................................     Expenses

  b,c...............................................     Contents; The Funds at a Glance; Who May Want to Invest

3a...............................................        Financial Highlights

  b..................................................    *

  c..................................................    Performance

  d..................................................    Performance

4a(i) ..............................................     Charter

   (ii)..............................................    The Funds at a Glance; Investment Principles and Risks

  b..................................................    Investment Principles and Risks

  c..................................................    Who May Want to Invest; Investment Principles and Risks

5a .................................................     Charter

  b(i)..............................................     Cover Page; The Funds at a Glance; Doing Business with Fidelity

  b(ii) ............................................     Charter

  b(iii)............................................     Expenses; Breakdown of Expenses

  c...............................................       Charter

  d..................................................    Charter; Breakdown of Expenses

  e..................................................    Cover Page; Charter

  f...................................................   Expenses

g(i)................................................     Charter

g(ii)...............................................     *

5A ................................................      Performance

6a(i)...............................................     Charter

  a(ii) ............................................     How to Buy Shares; How to Sell Shares; Transaction Details;
                                                         Exchange Restrictions

  a(iii)...........................................      Charter

  b.................................................     *

  c................................................      Transaction Details; Exchange Restrictions

  d.................................................     *

  e.................................................     Doing Business with Fidelity; How to Buy Shares; How to Sell
                                                         Shares; Investor Services

  f,g...............................................     Dividends, Capital Gains, and Taxes

  h.................................................     *

7a..................................................     Cover Page; Charter

  b..................................................    Expenses; How to Buy Shares; Transaction Details

  c..................................................    *

  d..................................................    How to Buy Shares

  e..................................................    *

  f...................................................   Breakdown of Expenses

8...................................................     How to Sell Shares, Investor Services; Transaction Details;
                                                         Exchange Restrictions

9...................................................     *


*  Not Applicable
Part B   Statement of Additional Information Section


10, 11........................................       Cover Page

12..............................................     Description of the Trust

13a-c.......................................         Investment Policies and Limitations

    d............................................    Portfolio Transactions

14a, b........................................       Trustees and Officers

    c.............................................   *

15a, b.........................................      *

    c.............................................   Trustees and Officers

16a(i).........................................      FMR, Portfolio Transactions

    a(ii)........................................    Trustees and Officers

    a(iii), b...................................     Management Contracts

    c............................................    Contracts with FMR Affiliates

    d,e..........................................    Contracts with FMR Affiliates

    f............................................    Distribution and Service Plans

    g.............................................   *

    h.............................................   Description of the Trust

    i.............................................   Contracts with FMR Affiliates

17a,b,c........................................      Portfolio Transactions

    d,e.........................................     *

18a.............................................     Description of the Trust

    b.............................................   *

19a.............................................     Additional Purchase, Exchange, and Redemption Information

    b............................................    Additional Purchase, Exchange, and Redemption Information;
                                                     Valuation of Portfolio Securities

    c.............................................   *

20...............................................    Distributions and Taxes

21a(i),(ii),,(iii), b.......................         Contracts with FMR Affiliates

22a.............................................     *

    b.............................................   Performance

23...............................................    Financial Statements


* Not Applicable

SPARTAN(registered trademark)
SHORT-INTERMEDIATE
GOVERNMENT
FUND
Please read this prospectus before investing, and keep it on file for
future reference. It contains    important information, including how
the     fund invests and the services available to shareholders.
   To learn more about the fund and its investments, you can obtain a
copy of the     fund's most recent financial report and portfolio
listing, or a copy of the Statement of Additional Information (SAI)
dated    June 22, 1998.     The SAI has been filed with the Securities
and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SSG-pro-0698
(fund number 474, trading symbol SPSIX)

The fund invests in U.S. Government securities    and     seeks high
current income with preservation of capital.
PROSPECTUS
JUNE 22, 199   8    (FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET,
BOSTON, MA 02109


CONTENTS



KEY FACTS                             T   HE FUND AT A GLANC    E

                                      WHO MAY WANT TO INVEST

                                         EXPENSES The fund's yearly operating
                                             expenses.

                                         FINANCIAL HIGHLIGHTS A summary of the
                                             fund's financial data.

                                             PERFORMANCE    How the fund has done
                                             over time.

   THE FUND IN DETAIL                    CHARTER How the fund is organized    .

                                      INVESTMENT PRINCIPLES AND RISKS The
                                      fund's overall approach to investing.

                                      BREAKDOWN OF EXPENSES How
                                      operating costs are calculated and what
                                      they include.

YOUR ACCOUNT                          DOING BUSINESS WITH FIDELITY

                                      TYPES OF ACCOUNTS Different ways to
                                      set up your account, including
                                         tax-advantaged     retirement plans.

                                      HOW TO BUY SHARES Opening an
                                      account and making additional
                                      investments.

                                      HOW TO SELL SHARES Taking money out
                                      and closing your account.

                                      INVESTOR SERVICES Services to help you
                                      manage your account.

SHAREHOLDER AND                       DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES                      AND TAXES

                                      TRANSACTION DETAILS Share price
                                      calculations and the timing of purchases and redemptions.

                                      EXCHANGE RESTRICTIONS


KEY FACTS


T   HE FUND     AT A GLANCE
GOAL: High current income with preservation of capital. As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY:    Normally invests in U.S. Government securities and
instruments related to U.S. Government securities     while
maintaining an average maturity of two to five years.    FMR uses the
Lehman Brothers 1-5 Year U.S. Government Bond Index as a guide in structuring the fund and selecting its investments.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager.
SIZE: As of April 30,    1998,     the fund had    over $__
    [m/b]illion in assets.
WHO MAY WANT TO INVEST
The fund may be appropriate for investors who seek high current income
from a portfolio of U.S. Government securities.    The fund's level of
risk and     potential reward depend on the quality and maturity of
its investments.
The value of the fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other economic and political news. [The fund's investments are also subject to prepayment risk, which can lower the fund's yield, particularly in periods of declining interest rates.] When you sell your shares, they may be worth more or less than what
you paid for them. By itself,    the fund     does not constitute a
balanced investment plan.

THE SPECTRUM OF
FIDELITY FUNDS
BROAD CATEGORIES OF FIDELITY
FUNDS ARE PRESENTED HERE IN
ORDER OF ASCENDING RISK.
GENERALLY, INVESTORS SEEKING TO
MAXIMIZE RETURN MUST ASSUME
GREATER RISK.    SPARTAN
   SHORT-INTERMEDIATE GOVERNMENT
IS IN THE INCOME CATEGORY.
(SOLID BULLET) MONEY MARKET SEEKS
INCOME AND STABILITY BY
INVESTING IN HIGH-QUALITY,
SHORT-TERM INVESTMENTS.
(RIGHT ARROW) INCOME SEEKS INCOME BY
INVESTING IN BONDS.
(SOLID BULLET) GROWTH AND INCOME SEEKS
LONG-TERM GROWTH AND INCOME
BY INVESTING IN STOCKS AND
BONDS.
(SOLID BULLET) GROWTH SEEKS LONG-TERM
GROWTH BY INVESTING MAINLY IN
STOCKS.
(CHECKMARK)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy,
sell, or exchange shares of        the fund. In addition, you may be
charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page __, for an explanation of how and when these charges apply.
Sales charge on purchases                                    None
and reinvested distributions

Deferred sales charge on redemptions                         None

Exchange fee                                                 $5.00

Wire transaction fee                                         $5.00

Checkwriting fee, per check written                          $2.00

Account closeout fee                                         $5.00

Annual account maintenance fee (for accounts under $2,500)   $12.00

   THE FEES FOR INDIVIDUAL TRANSACTION    S are waived if your account
balance at the time of the transaction is $50,000 or more.
ANNUAL FUND OPERATING EXPENSES are paid out of    the fund's
assets. The fund pays a management fee to FMR.    FMR is responsible
for the payment of all other fund expenses with certain limited
exceptions.     Expenses are factored into    the fund    's share
price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page ).
The following figures are based on        historical expenses[,
adjusted to reflect current fees,] and are calculated as a percentage of average net assets. FMR has entered into arrangements on behalf
of        the        fund with the fund's custodian and transfer agent
whereby credits realized as a result of uninvested    cash balances
    are used to reduce fund expenses. Including [this/these] reduction[s], the total operating expenses presented in the table would have been __% for Spartan Short-Intermediate Government .
Management fee [(after reimbursement)]                  %

12b-1 fee                                               None

Other expenses [(after reimbursement)]                  %

Total fund operating expenses [(after reimbursement)]   %


EXAMPLES: Let's say, hypothetically, that        the fund's annual
return is 5% and    that your shareholder transaction     expenses
and        the fund's annual operating expenses are exactly as just
described. For every $1,000 you invested, here's how much you would
pay in total ex   penses if you close your account after the number of
years indicated and if you     leave your account open:
      Account open   Account closed

1 year     $          $

3 years    $          $

5 years    $          $

10 years   $          $

These examples illustrate the effect of expenses, but are not meant to
suggest    actual or expected expenses or returns,     all of which
may vary.
UNDERSTANDING
EXPENSES
   Operating a mutual fund
   involves a variety of expenses
   for portfolio management,
   shareholder statements, tax
   reporting, and other services.
   The management fee is paid
   from the fund's assets, and its
   effect is already factored into
   any quoted share price or
   return. Other expenses are
   paid by FMR out of the fund's
   management fee. Also, as an
   investor, you may pay certain
   expenses directly.
(checkmark)
[Effective [month/day/year],]FMR has voluntarily agreed to reimburse the fund to the extent that [[the management fee][ ,/and][ other expenses][and] total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed __% of its average net assets through [month/day/ year]]. [If this agreement were not in effect, [the management fee][, / and] [other expenses][and] total operating expenses, as a percentage of average net assets, [would have been/are expected to be] [__%][, / and][___%][and] __%[, respectively].]
FINANCIAL HIGHLIGHTS
   The financial highlights table that fol    lows        has
    been audited by                            , independent
accountants. The fund's financial highlights, financial    statements,
and report of the auditor are included     in the fund's Annual
Report, and are incorporated by reference into    (are legally a part
of) the fund's     SAI. Contact Fidelity for a free copy of the Annual
Report or the SAI.
[FINANCIAL HIGHLIGHTS TO BE FILED BY SUBSEQUENT AMENDMENT.]]
PERFORMANCE
Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of taxes or any transaction fees you may have paid. The figures would be lower if fees were taken into account.
   The fund's fiscal year runs from May 1     through April 30. The
tables below show    the fund's performance over past fiscal     years
compared to different measures, including a comparative index and a competitive funds average. The chart on page __ presents calendar
year     performance and does not include the effect of the $5 account closeout fee.
AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods ended    Past   Past 5   Life of
April 30, 199   8       1      years    fund A
                        year

   Spartan Short-Intermediate Government        %    %    %[A]

   Lehman Bros. 1-5 Year U.S. Gov't Bond Index        %    %    %

Lipper    Short-Intermediate U.S. Government     Funds Average    %    %    %

CUMULATIVE TOTAL RETURNS
Fiscal periods ended    Past   Past 5   Life of
April 30, 199   8       1      years    fund[A]
                        year

   Spartan Short-Intermediate Government        %    %    %[A]

   Lehman Bros. 1-5 Year U.S. Gov't Bond Index        %    %    %

Lipper    Short-Intermediate U.S. Government Funds     Average    %    %    %

[A] FROM DECEMBER 18, 1992 (COMMENCEMENT OF OPERATIONS)
   [If FMR had not reimbursed certain fund expenses during these periods, [yields and] total returns would have been lower.]

UNDERSTANDING
PERFORMANCE
   BECAUSE THIS FUND INVESTS IN
   FIXED-INCOME SECURITIES, ITS
PERFORMANCE IS RELATED TO
CHANGES IN INTEREST RATES. FUNDS
THAT HOLD SHORT-TERM BONDS ARE
USUALLY LESS AFFECTED BY
CHANGES IN INTEREST RATES THAN
LONG-TERM BOND FUNDS. FOR THAT
REASON, LONG-TERM BOND FUNDS
TYPICALLY OFFER HIGHER YIELDS
AND CARRY MORE RISK THAN
SHORT-TERM BOND FUNDS.
(CHECKMARK)
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YIELD refers to the income generated by    an     investment in the
fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
   LEHMAN BROTHERS 1-5 YEAR U.S. GOVERNMENT BOND INDEX is a market value weighted performance benchmark for government fixed-rate debt issues with maturities between one and five years.
Unlike        the        fund's returns, the total returns of
    the        comparative index do not include the effect of any
brokerage commissions, transaction fees, or other costs of investing. THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
   THE COMPETITIVE FUNDS AVERAGE     is the Lipper Short-Intermediate
U.S. Government Funds Average. As of April 30,    1998, the average
reflected the     performance of ___ mutual funds with similar
investment objectives. This average, published by Lipper Analytical
Services,    Inc., excludes the effect of sales loads.
YEAR-BY-YEAR TOTAL RETURNS
Calendar years           19   93_     19   94    _ 19   95
19   96     19   97
 SPARTAN SHORT-INTERMEDIATE GOVERNMENT     % % % % %
   Lehman Bros. 1-5 Year U.S. Gov't. Bond Index       % % % % %
Lipper    Short- U.S. Government     Funds Average          % % % %
   %
Consumer Price Index           % % % % %
Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 1, Col: 2, Value: nil
Row: 2, Col: 1, Value: nil
Row: 2, Col: 2, Value: nil
Row: 3, Col: 1, Value: nil
Row: 3, Col: 2, Value: nil
Row: 4, Col: 1, Value: nil
Row: 4, Col: 2, Value: nil
Row: 5, Col: 1, Value: nil
Row: 5, Col: 2, Value: nil
Row: 6, Col: 1, Value: nil
Row: 6, Col: 2, Value: nil
Row: 7, Col: 1, Value: nil
Row: 7, Col: 2, Value: nil
Row: 8, Col: 1, Value: nil
Row: 8, Col: 2, Value: nil
Row: 9, Col: 1, Value: nil
Row: 9, Col: 2, Value: nil
Row: 10, Col: 1, Value: nil
Row: 10, Col: 2, Value: nil
(large solid box) Spartan
Short-Intermediate
Government

The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888. TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUND IN DETAIL


CHARTER
   SPARTAN SHORT-INTERMEDIATE GOVERNMENT IS A MUTUAL FUND:     an
investment that pools shareholders' money and invests it toward a
specified goal.    The fund is a diversified fund of Fidelity
Fixed-Income Trust    , an open-end management investment company
organized as a Massachusetts business trust on September 5, 1984.
   THE FUND IS GOVERNED BY A BOARD     OF TRUSTEES which is
responsible for protecting the interests of shareholders. The trustees
are experienced executives    who meet periodically throughout the
year to oversee the fund's activities,     review contractual
arrangements with companies that provide services to the    fund, and
review the fund's performance. The trustees serve as trustees for
other Fidelity funds. The majority of     trustees are not otherwise
affiliated with Fidelity.
   THE FUND MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are
encouraged to vote by proxy.        Fidelity        will mail proxy
materials in advance, including a voting card and information about
the proposals to be voted on.        The number of votes you are
entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The fund is managed by FMR, which    chooses the fund's investments
and handles its business affairs.
   Curt Hollingsworth is Vice President and manager of Spartan-Intermediate Government, which he has managed since December 1992. He also manages several other Fidelity funds. Since joining Fidelity in 1983, Mr. Hollingsworth has worked as a fixed-income trader and portfolio manager.
Fidelity investment personnel may invest    in securities for their
own accounts     pursuant to a code of ethics that establishes
procedures for personal investing and restricts certain transactions. Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Service Company, Inc. (FSC) performs transfer agent servicing
functions for        the        fund.
FMR Corp. is the ultimate parent company of FMR. Members of the Edward
C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
[As of __________, approximately ____% of the fund's total outstanding shares were held by [FMR/FMR and [an] FMR affiliate[s]/[an] FMR affiliate[s].]
[As of __________, approximately ____% of the fund's total outstanding shares were held by ___________.]
FMR may use its broker-dealer affiliates and other firms that sell
fund shares to carry out    the fund's     transactions, provided that
the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.
   The total return from a bond includes both income and price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest
rates is likely to have on the bond's    price. In addition,
short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.
PREPAYMENT RISK. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising
interest rate environment. In    addition, the potential impact of
prepayment features on the price of a debt security may be difficult
to predict and     result in greater volatility.
   FIDELITY'S APPROACH TO BOND FUNDS. In managing bond funds, FMR selects a benchmark index that is representative of the universe of securities in which the fund invests. FMR uses this benchmark as a guide in structuring the fund and selecting its investments.
   FMR allocates assets among different market sectors (for example, U.S. Treasury or U.S. Government agency securities) and different maturities based on its view of the relative value of each sector or maturity.
   FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the universe of securities in which the fund may invest. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies.
   SPARTAN SHORT-INTERMEDIATE GOVERNMENT seeks high current income, consistent with preservation of capital, by investing in U.S. Government securities and instruments related to U.S. Government securities under normal conditions. The benchmark index for the fund is the Lehman Brothers 1-5 Year U.S. Government Bond Index, a market value weighted benchmark of government fixed-rate debt issues with maturities between one and five years. FMR manages the fund to have similar overall interest rate risk to the Index. As of April 30, 1998, the dollar-weighted average maturity of the fund and the Index was approximately __ and __ years, respectively. In addition, the fund normally maintains a dollar-weighted average maturity between two and
five years    .
   In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.
   The fund normally invests only in U.S. Government securities, repurchase agreements and other instruments related to U.S. Government securities. FMR normally invests at least 65% of the fund's total assets in U.S. Government securities and repurchase agreements for U.S. Government securities. Other instruments may include futures or options on U.S. Government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties. It is important to note that neither the fund's share price nor its yield is guaranteed by the U.S. Government.
FMR may use various techniques to    hedge a portion of a fund's
risks, but     there is no guarantee that these strategies will work
as    FMR intends    . When    you sell your shares of a fund, they
may     be worth more or less than what you paid for them.
FMR normall   y      invests the fund's assets according to its
investment strategy.    The fund also reserves the right to     invest
without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of
instru   ments in which the fund may invest,     strategies FMR may
employ in pursuit of    the fund's investment objective, and a
summary of related risks. Any restrictions listed supplement those
discussed earlier in this section. A complete listing    of the fund's
limitations and more detailed information about the fund's investments
are contained in the fund's     SAI. Policies and limitations are
considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these
techniques unless it believes that they are consistent    with the
fund's investment objective     and policies and that doing so will
help    the fund achieve its goal. Fund holdings     and recent
investment strategies are detailed    in the fund's financial
reports,     which are sent to shareholders twice a year. For a free
SAI or financial report, call 1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes. In addition, bond prices are also affected by the credit quality of the issuer.
U.S. GOVERNMENT SECURITIES are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities such as those issued by the Federal Farm Credit Banks Funding Corporation are supported only by the credit of the entity that issued them.
MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.
The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile. Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.
   RESTRICTIONS: The fund does not currently intend to invest more than 40% of its assets in mortgage securities.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and
selling options and futures contracts, entering into        swap
agreements    and     purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means
that they may be difficult to sell promptly at an acceptable price   .
Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS: The fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
CASH MANAGEMENT. The        fund may invest in money market
securities, in re   purchase agreements, and in a mone    y market
fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
BORROWING. The fund may borrow from banks or from other funds advised
by FMR, or through reverse repurchase    agreements. If the fund
borrows money,     its share price may be subject to greater
fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
       LENDING    securities to broker-dealers and institutions,
including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering the fund's securities. The fund may also lend money to other funds advised by FMR.
       RESTRICTIONS:    Loans, in the aggregate, may not exceed 331/3%
of the fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
SPARTAN SHORT-INTERMEDIATE GOVERNMENT seeks as high a level of current income as is consistent with preservation of capital.
   The fund may borrow only for temporary     or emergency purposes,
but not in an amount exceeding 33   1/3    % of its total assets.
   Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
BREAKDOWN OF EXPENSES
   Like all mutual funds, the fund pays fees related to its daily
operations. Expenses     paid out of the fund's assets are reflected
in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
   The fund pays a     MANAGEMENT FEE    to     FMR for managing its
investments and business affairs.
FMR may, from time to time, agree to re   imburse the fund for
management fees     above a specified limit. FMR retains the
   ability to be repaid by the fund if ex    penses fall below the
specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can
   decrease the fund's expenses and boost     its performance.
MANAGEMENT FEE
The fund's management fee is calculated    and paid to FMR every
month. FMR pays all of the other expenses of the fund with limited
exceptions. The     fund's annual management fee rate is 0.65% of its
average net assets.
[FMR has voluntarily agreed to limit the fund's total operating expenses to an annual rate of __% of average net assets. This agreement will continue until __________.]
[For the fiscal year ended April 19__, the fund paid FMR, after reimbursement, fees equal to __% of average net assets.]
   FSC is the transfer and service agent for the fund. FSC performs transfer agency, dividend disbursing, shareholder servicing, and accounting functions for the fund. These services include processing shareholder transactions, valuing the fund's investments, handling securities loans, and calculating the fund's share price and dividends. FMR, not the fund, pays for these services.
   The fund also pays other expenses, such as brokerage fees and commissions, interest on borrowings, taxes, and the compensation of trustees who are not affiliated with Fidelity.
To offset shareholder service costs, FMR    or its affiliates also
collect the fund's     $5.00 exchange fee, $5.00 account closeout fee,
$5.00 fee for wire purchases and redemptions and the $2.00
checkwriting charge.
   The fund has adopted a DISTRIBUTION AND SERVICE PLAN.     This plan
recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees has authorized such payments.
   The fund's portfolio turnover rate for the fiscal year ended April
1998 was __%.     This rate varies from year to year. [High turnover
rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.]
   YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing
tax-advantaged     retirement plans for individuals investing on their
own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 80 walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in    the fund     or, if you own
or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.
You may purchase or sell shares of the    fund     through an
investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in the fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the fund through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, or call your retirement benefits number or Fidelity directly, as appropriate.
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual
funds: over ___
(solid bullet) Assets in Fidelity mutual
funds: over $___ billion
(solid bullet) Number of shareholder
accounts: over __ million
(solid bullet) Number of investment
analysts and portfolio
managers: over ___
(checkmark)
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
    RETIREMENT
For tax-advantaged retirement savings
    Retirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or tax-free growth. Retirement accounts require special applications and
typically have lower     minimums.
   (solid bullet)     TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS
(IRAS) allow individuals under age 70 with compensation to contribute up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Contributions may be tax-deductible, subject to certain income limits.
   (solid bullet)     ROTH IRAS    allow individuals to make
non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.
   (solid bullet)     ROTH CONVERSION IRAS    allow individuals with
assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.
   (solid bullet)     ROLLOVER IRAS    help retain special tax
advantages for certain eligible rollover distributions from
employe    r-sponsored retirement plans.
   (solid bullet)     PROFIT SHARING OR MONEY PURCHASE PENSION PLANS
(KEOGHS)    allow self-employed individuals or small business owners
to make tax-deductible contributions for themselves and any eligible employees.
   (solid bullet)     SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS)
provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a
Keogh, but with fewer     administrative requirements.
   (solid bullet)     SALARY REDUCTION SEP-IRAS (SARSEPS)    allow
employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must
have been established by the     employer prior to January 1, 1997.
   (solid bullet) SIMPLE IRAS provide small business owners and those
with self-employment income (and their eligible     employees) with
many of the advantages of a 401(k) plan, but with fewer administrative requirements.
   (solid bullet)     403(B) CUSTODIAL ACCOUNTS    are available to
employees of 501(c)(3) tax-exempt institutions,     including schools,
hospitals, and other charitable organizations.
   (solid bullet)     DEFERRED COMPENSATION PLANS (457 PLANS)    are
available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
   THE PRICE TO BUY ONE SHARE of the fund is the fund's net asset
value per share (NAV). The fund's shares are     sold without a sales
charge.
   Your shares will be purchased at the next NAV calculated after your investment is received in proper form. The fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
   The fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page __. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another
Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-ADVANTAGED RETIREMENT PLAN,
   such     as an IRA, for the first time, you will need a special
application. Retirement investing also involves its own investment procedures. Call 1-800-544-8888 for more information and a retirement application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $10,000
   For certain Fidelity retirement accounts(double dagger)
$10,000
TO ADD TO AN ACCOUNT  $1,000
   For certain Fidelity retirement accounts(double dagger)     $1,000
Through regular investment plans(double dagger) $500
MINIMUM BALANCE $5,000
   For certain Fidelity retirement accounts(double dagger)     $5,000
   (double dagger)THESE LOWER MINIMUMS APPLY TO FIDELITY TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.
*FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE __.
These minimums may vary for investments through Fidelity Portfolio Advisory Services. There is no minimum account balance or initial or subsequent investment minimum for certain retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from Fidelity retirement accounts. Refer to the program materials for details.



                    TO OPEN AN ACCOUNT                          TO ADD TO AN ACCOUNT

PHONE 1-800-544-7777
(PHONE_GRAPHIC)     (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER
                    FIDELITY FUND                               (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER FIDELITY FUND
                    ACCOUNT WITH THE SAME REGISTRATION,         ACCOUNT WITH THE SAME REGISTRATION,
                    INCLUDING NAME, ADDRESS, AND                INCLUDING NAME, ADDRESS, AND
                    TAXPAYER ID NUMBER.                         TAXPAYER ID NUMBER.
                                                                (SMALL SOLID BULLET) USE FIDELITY MONEY LINE TO TRANSFER
                                                                FROM YOUR BANK ACCOUNT. CALL BEFORE
                                                                YOUR FIRST USE TO VERIFY THAT THIS
                                                                SERVICE IS IN PLACE ON YOUR ACCOUNT.
                                                                MAXIMUM MONEY LINE: UP TO
                                                                $100,000.





MAIL
(MAIL_GRAPHIC) (SMALL SOLID BULLET) COMPLETE AND SIGN THE
               APPLICATION.                                        (SMALL SOLID BULLET) MAKE YOUR CHECK PAYABLE TO THE
               MAKE YOUR CHECK PAYABLE TO THE                       COMPLETE NAME OF THE FUND. INDICATE
               COMPLETE NAME OF THE FUND. MAIL TO                   YOUR FUND ACCOUNT NUMBER ON YOUR
               THE ADDRESS INDICATED ON THE                         CHECK AND MAIL TO THE ADDRESS PRINTED
               APPLICATION.                                         ON YOUR ACCOUNT STATEMENT.
                                                                   (SMALL SOLID BULLET) EXCHANGE BY MAIL: CALL
                                                                    1-800-544-6666 FOR INSTRUCTIONS.





IN PERSON
(HAND_GRAPHIC)   (SMALL SOLID BULLET) BRING YOUR APPLICATION
                 AND CHECK TO A                             (SMALL SOLID BULLET) BRING YOUR CHECK TO A FIDELITY INVESTOR
                 FIDELITY INVESTOR CENTER. CALL             CENTER. CALL 1-800-544-9797 FOR THE
                 1-800-544-9797 FOR THE CENTER              CENTER NEAREST YOU.
                 NEAREST YOU.





WIRE
(WIRE_GRAPHIC)   (SMALL SOLID BULLET) THERE MAY BE A $5.00
                 FEE FOR EACH                                 (SMALL SOLID BULLET) THERE MAY BE A $5.00 FEE FOR EACH
                 WIRE PURCHASE.                               WIRE PURCHASE.
                 (SMALL SOLID BULLET) CALL 1-800-544-7777 TO
                 SET UP YOUR                                  (SMALL SOLID BULLET) NOT AVAILABLE FOR RETIREMENT ACCOUNTS.
                 ACCOUNT AND TO ARRANGE A WIRE                (SMALL SOLID BULLET) WIRE TO:
                 TRANSACTION. NOT AVAILABLE FOR               BANKERS TRUST COMPANY,
                 RETIREMENT ACCOUNTS.                         BANK ROUTING #021001033,
                 (SMALL SOLID BULLET) WIRE WITHIN 24 HOURS
                 TO:                                          ACCOUNT #00163053.
                 BANKERS TRUST COMPANY,                       SPECIFY THE COMPLETE NAME OF THE
                 BANK ROUTING #021001033,                     FUND AND INCLUDE YOUR ACCOUNT
                 ACCOUNT #00163053.                           NUMBER AND YOUR NAME.
                 SPECIFY THE COMPLETE NAME OF THE
                 FUND AND INCLUDE YOUR NEW ACCOUNT
                 NUMBER AND YOUR NAME.



AUTOMATICALLY
(AUTOMATIC_GRAPHIC)   (SMALL SOLID BULLET) NOT AVAILABLE.   (SMALL SOLID BULLET) USE FIDELITY AUTOMATIC ACCOUNT
                                                             BUILDER. SIGN UP FOR THIS SERVICE
                                                             WHEN OPENING YOUR ACCOUNT, OR CALL
                                                             1-800-544-6666 TO ADD IT.



(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
   THE PRICE TO SELL ONE SHARE of the fund is the fund's NAV.
   Your shares will be sold at the next NAV calculated after your order is received in proper form. The fund's NAV is normally
calculated each business day at 4:00 p.m    . Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone or in writing. Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least
$   5,000     worth of shares in the account to keep it open
   ($5,000     for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


IF YOUR ACCOUNT BALANCE IS LESS THAN $50,000, THERE ARE FEES FOR INDIVIDUAL REDEMPTION
TRANSACTIONS: $2.00 FOR EACH CHECK YOU WRITE AND $5.00 FOR EACH EXCHANGE, BANK WIRE, AND
ACCOUNT CLOSEOUT.





PHONE 1-800-544-7777
(PHONE_GRAPHIC)        ALL ACCOUNT TYPES EXCEPT     (SMALL SOLID BULLET) MAXIMUM CHECK REQUEST: $100,000.
                       RETIREMENT                   (SMALL SOLID BULLET) FOR MONEY LINE TRANSFERS TO YOUR BANK ACCOUNT;
                                                    MINIMUM: $10; MAXIMUM: UP TO $100,000.
                       ALL ACCOUNT TYPES            (SMALL SOLID BULLET) YOU MAY EXCHANGE TO OTHER FIDELITY FUNDS IF
                                                    BOTH ACCOUNTS ARE REGISTERED WITH THE SAME
                                                    NAME(S), ADDRESS, AND TAXPAYER ID NUMBER.

MAIL OR IN PERSON
(MAIL_GRAPHIC)
(HAND_GRAPHIC)         INDIVIDUAL, JOINT TENANT,    (SMALL SOLID BULLET) THE LETTER OF INSTRUCTION MUST BE SIGNED BY ALL
                       SOLE PROPRIETORSHIP,         PERSONS REQUIRED TO SIGN FOR TRANSACTIONS,
                       UGMA, UTMA                   EXACTLY AS THEIR NAMES APPEAR ON THE ACCOUNT.
                       RETIREMENT ACCOUNT           (SMALL SOLID BULLET) THE ACCOUNT OWNER SHOULD COMPLETE A
                                                    RETIREMENT DISTRIBUTION FORM. CALL
                                                    1-800-544-6666 TO REQUEST ONE.
                      TRUST                        (SMALL SOLID BULLET) THE TRUSTEE MUST SIGN THE LETTER INDICATING
                                                    CAPACITY AS TRUSTEE. IF THE TRUSTEE'S NAME IS NOT
                                                    IN THE ACCOUNT REGISTRATION, PROVIDE A COPY OF THE
                                                    TRUST DOCUMENT CERTIFIED WITHIN THE LAST 60 DAYS.
                       BUSINESS OR ORGANIZATION     (SMALL SOLID BULLET) AT LEAST ONE PERSON AUTHORIZED BY CORPORATE
                                                    RESOLUTION TO ACT ON THE ACCOUNT MUST SIGN THE
                                                    LETTER.
                                                    (SMALL SOLID BULLET) INCLUDE A CORPORATE RESOLUTION WITH CORPORATE
                                                    SEAL OR A SIGNATURE GUARANTEE.
                       EXECUTOR, ADMINISTRATOR,     (SMALL SOLID BULLET) CALL 1-800-544-6666 FOR INSTRUCTIONS.
                       CONSERVATOR, GUARDIAN



WIRE (WIRE_GRAPHIC)ALL ACCOUNT TYPES EXCEPT    (SMALL SOLID BULLET) YOU MUST SIGN UP FOR THE WIRE FEATURE BEFORE
                   RETIREMENT                  USING IT. TO VERIFY THAT IT IS IN PLACE, CALL
                                               1-800-544-6666. MINIMUM WIRE: $5,000.
                                               (SMALL SOLID BULLET)    YOUR WIRE REDEMPTION REQUEST MUST BE RECEIVED
                                                  IN PROPER FORM BY FIDELITY BEFORE 4:00 P.M.
                                               EASTERN TIME FOR MONEY TO BE WIRED ON THE
                                               NEXT BUSINESS DAY.



CHECK (CHECK_GRAPHIC)   ALL ACCOUNT TYPES    (SMALL SOLID BULLET) MINIMUM CHECK: $   1,000    .
                                             (SMALL SOLID BULLET) ALL ACCOUNT OWNERS MUST SIGN A SIGNATURE CARD
                                             TO RECEIVE A CHECKBOOK.



(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESSSM
1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing. You may pay a
$   5.00     fee for    each exchange out of the fund, unless     you
place your transaction through Fidelity's automated exchange services.
Note that exchanges out of        the        fund are limited to four
per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call. REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-544-6666 for more information.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM      FREQUENCY              SETTING UP OR CHANGING
$500         MONTHLY OR QUARTERLY   (SMALL SOLID BULLET) FOR A NEW ACCOUNT, COMPLETE THE APPROPRIATE SECTION ON THE FUND
                                    APPLICATION.
                                    (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS, CALL 1-800-544-6666 FOR AN APPLICATION.
                                    (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR INVESTMENT, CALL
                                    1-800-544-6666 AT LEAST THREE BUSINESS DAYS PRIOR TO YOUR NEXT
                                    SCHEDULED INVESTMENT DATE.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA

MINIMUM        FREQUENCY          SETTING UP OR CHANGING
$500           EVERY PAY PERIOD   (SMALL SOLID BULLET) CHECK THE APPROPRIATE BOX ON THE FUND APPLICATION, OR CALL
                                  1-800-544-6666 FOR AN AUTHORIZATION FORM.
                                  (SMALL SOLID BULLET) CHANGES REQUIRE A NEW AUTHORIZATION FORM.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND

MINIMUM        FREQUENCY                SETTING UP OR CHANGING
$500           Monthly, bimonthly,      (small solid bullet) To establish, call 1-800-544-6666 after both accounts are
               quarterly, or annually   opened.
                                        (small solid bullet) To change the amount or frequency of your investment, call
                                        1-800-544-6666.


A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN
APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
   The fund distributes substantially all     of its net investment
income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains are normally distributed in June and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on
the application, call 1-800-544-6666 for instructions. The    fund
offers four options:
5. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
6. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
7. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
8. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.
UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
   THE FUND EARNS INTEREST FROM ITS
INVESTMENTS. THESE ARE PASSED
ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND MAY
REALIZE CAPITAL GAINS IF IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS.
(CHECKMARK)
TAXES
As with any investment, you should consider how your investment in the
fund will be taxed. If your account is not a    tax-advantaged
retirement account, you     should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, the fund's income and short-term capital
gains are    distributed as dividends and taxed as ordinary income;
capital gain distributions     are taxed as long-term capital gains.
Every January, Fidelity will send you and the    IRS a statement
showing the tax characterization of distributions paid to you in the previous year.
Mutual fund dividends from U.S. Government securities are generally free from state and local income taxes. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. In addition, some states may impose intangible property taxes. You should consult your own tax adviser for details and up-to-date information on the tax laws in your state.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
   Whenever you sell shares of the fund,     Fidelity will send you a
confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when the fund has realized but not yet distributed capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these
   r    equirements, the fund may have to limit its investment
activity in some types of instruments.
TRANSACTION DETAILS
   THE FUND IS OPEN FOR BUSINESS     each day the New York Stock
Exchange    (NYSE) is open. FSC normally     calculates the fund's NAV
as of the close of    business of the NYSE, normally 4:00 p.m. Eastern
time.
THE FUND'S NAV    is the value of a single share. The NAV is computed
by adding     the value of the fund's investments, cash, and other
assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
   The fund's assets are valued on the basis of information furnished by a pricing service or market quotations, if available, or by another
method that the     Board of Trustees believes accurately    reflects
fair value. Short-term securities with remaining maturities of sixty days or less for which quotations and information furnished by a
pricing service are not readily available are valued     on the basis
of amortized cost. This method minimizes the effect of changes in a security's market value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify
   that your social security or taxpayer     identification number is
correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations,
   the IRS can require the fund     to withhold 31% of your taxable
distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY.
Fidelity will not be responsible for any     losses resulting from
unauthorized    transactions     if it follows reasonable security
procedures designed to verify the    identity of the investor.
Fidelity will     request personalized security codes or other
information, and may also record calls.    For transactions conducted
through the Internet, Fidelity recommends the use of an Internet
browser with 128-bit encryption.     You should verify the accuracy of
your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
   THE FUND RESERVES THE RIGHT     to suspend the offering of shares
for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your investment is received in
proper form.     Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet)    The fund reserves the right to     limit the
number of checks processed at one time.
(small solid bullet) If your check does not clear, your    purchase
will be canceled and you     could be liable for any losses or fees
   the fund or its transfer agent     has incurred.
(small solid bullet) The fund        reserves the right to limit all
accounts maintained or controlled by any one person to a maximum total balance of $1 million.
(small solid bullet)    Shares     begin to earn dividends    on
the first business day following the day of purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the next NAV calculated after your order is    received in proper
form. Note the     following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you.
(small solid bullet)    Shares     earn dividends through the day of
redemption; however, shares redeemed on a Friday or prior to a holiday continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet)    The fund may hold payment on     redemptions
until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
THE FEES FOR INDIVIDUAL TRANSACTIONS are waived if your account balance at the time of the transaction is $50,000 or more. Otherwise, you should note the following:
(small solid bullet) The $2.00 checkwriting charge will be deducted from your account.
(small solid bullet) The $5.00 exchange fee will be deducted from the amount of your exchange.
(small solid bullet) The $5.00 wire fee will be deducted from the amount of your wire.
(small solid bullet) The $5.00 account closeout fee does not apply to exchanges or wires, but it will apply to checkwriting.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $5,000 you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed and the $5.00 account closeout fee will be charged.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege    of exchanging shares of
the fund for     shares of other Fidelity funds. However, you should
note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund.
   Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may
im   pose administrative fees of up to 1.00% and trading fees of up to
3.00% of the amount exchanged. Check each fund's     prospectus for
details.
From Filler pages


SPARTAN SHORT-INTERMEDIATE GOVERNMENT FUND
   A FUND OF FIDELITY FIXED-INCOME TRUST
STATEMENT OF ADDITIONAL INFORMATION
   JUNE 22, 1998
This Statement of Additional Information (SAI) is not a prospectus but
should be read in conjunction with the        fund's        current
Prospectus (dated    June 22, 1998    ). Please retain this document
for future reference.        The        fund's        Annual Report
    is a        separate document        supplied with this SAI. To
obtain a free additional copy of        the        Prospectus
    or an Annual Report, please call Fidelity at
1-800-544-8888   .
TABLE OF CONTENTS                                                 PAGE



Investment Policies and Limitations

Portfolio Transactions

Valuation

Performance

   Additional Purchase, Exchange and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

   Management Contract

   Distribution and Service Plan

Contracts with FMR Affiliates

Description of the Trust

Financial Statements

Appendix

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)
SSG-ptb-0698
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy
or limitation states a maximum percentage of the        fund's assets
that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
   The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the
1940 Act)) of the fund    . However, except for the fundamental
investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
   (v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
With respect to limitation        (   iv    ), if through a change in
values, net assets, or other circumstances, the fund were in a
position where more than 10%        of its net assets was invested in
illiquid securities, it would consider appropriate steps to protect liquidity.]
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page __.
The following pages contain more detailed information about types of
instruments in which        the fund may invest, strategies    FMR may
employ in pursuit of the fund's investment objective, and a summary of
related risks. FMR may not buy all of these     instruments or use all
of these techniques unless it believes that doing so will help the fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with
financial institutions that are, or may be considered to    be,
"affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
DELAYED-DELIVERY TRANSACTIONS.    Securities may be bought and sold on
a delayed-delivery or when-issued basis. These     transactions
involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is
delivered. The        fund        may receive fees or price
concessions for entering into delayed-delivery transactions.
   When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when delayed-delivery
purchases are outstanding, the delayed-delivery purchases    may
result in a form of leverage. When delayed-delivery purchases are outstanding, a fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When a
fund has sold a security on a delayed-delivery basis,     the fund
does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
   A fund may renegotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
FUTURES AND OPTIONS.    The following paragraphs pertain to futures
and options: Asset Coverage for Futures and Options     Positions,
Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund        will
comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a
large percentage of the        fund's assets could impede portfolio
management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS    involve purchasing and writing options in
combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a
combined position whose risk and return characteristics     are
similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of
types of exchange-traded options and futures contracts,    it is
likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the
securities    in which the fund typically invests, which involves a
risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS.    In purchasing a futures contract, the buyer
agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the
buyer and seller enter into the contract. Some currently     available
futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The        fund has
filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate
trading in the futures markets. The fund        intends        to
comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition,        the        fund will not: (a) sell futures
contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The        fund further limits its options and futures investments to options and futures contracts relating to U.S. Government securities.
   The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options
(options not traded on exchanges) generally are    established through
negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve
greater credit risk than exchange-traded     options, which are
guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS.    By purchasing a put option, the
purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of
underlying instruments, including specific securities, indices    of
securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A
purchaser may also terminate a put option     position by closing it
out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS.    The writer of a put or call option
takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When
writing an option on a futures contract, a fund will be     required
to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
   Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price,
upon     exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
   Investments currently considered by FMR to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, FMR may determine some government-stripped fixed-rate mortgage-backed securities to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees.
INDEXED SECURITIES    are instruments whose prices are indexed to the
prices of other securities, securities indices,     or other financial
indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
   Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
The performance of indexed securities depends to a great extent on the
performance of the security or other instrument to    which they are
indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will borrow through the program only when the costs are equal to or lower than the
costs of bank loans   ,     and will lend through the program only
when the returns are higher than those available from an investment in
repurchase agreements. Interfund loans and        borrowings normally
extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a
bank at a higher    interest rate if an interfund loan is called or
not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
MORTGAGE-BACKED SECURITIES    are issued by government and
non-government entities such as banks, mortgage lenders, or     other
institutions. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities,
such as collateralized mortgage obligations (or    "CMOs"), make
payments of both principal and interest at a range of specified
intervals; others make semiannual interest     payments at a
predetermined rate and repay principal at maturity (like a typical
bond). Mortgage-backed securities are based on different    types of
mortgages, including those on commercial real estate or residential properties. Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the "principal-only" security
(PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.
   The value of mortgage-backed securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the
mortgage-backed securities market as a whole.     Non-government
mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject
to prepayment risk. Prepayment occurs    when unscheduled or early
payments are made on the underlying mortgages, usually in response to a reduction in interest rates. Mortgage-backed security values may also be adversely affected when prepayments on underlying mortgages do not occur. The prices of stripped mortgage-backed securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-backed securities.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the
purchase price plus an agreed-upon incremental    amount which is
unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a
bank, marked-to-market daily, and     maintained at a value at least
equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the
underlying security will be    less than the resale price, as well as
delays and costs to a fund in connection with bankruptcy proceedings),
the fund will engage in     repurchase agreement transactions with
parties whose creditworthiness has been reviewed and found
satisfactory by FMR.
REVERSE REPURCHASE AGREEMENTS.    In a reverse repurchase agreement, a
fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in
the market value of fund assets and     may be viewed as a form of
leverage.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk. FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
   Cash received through loan transactions may be invested in other
eligible securities. Investing this cash subjects that     investment,
as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
STRIPPED GOVERNMENT SECURITIES.    Stripped government securities are
created by separating the income and principal components of a U.S. Government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding U.S. Treasury security by a Federal Reserve Bank.
SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's
creditworthiness declined, the value of a swap    agreement would be
likely to decline, potentially resulting in losses. A fund may be able
to eliminate its exposure under a swap     agreement either by
assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
   A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
VARIABLE AND FLOATING RATE SECURITIES    provide for periodic
adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.
ZERO COUPON BONDS do not make interest payments; instead, they are
sold at a discount from their face value and are re   deemed at face
value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income. PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed
on behalf of        the        fund by FMR pursuant to authority
contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
   The fund may execute portfolio transactions with broker-dealers who
provide research and execution services to the fund or     other
accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions
on behalf of the fund may be useful to FMR in rendering    investment
management services to the fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying
out its obligations to the fund.     The receipt of such research has
not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such
commissions     are reasonable in relation to the value of the
brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place
portfolio transactions with brokerage firms that have    provided
assistance in the distribution of shares of the fund or shares of
other Fidelity funds to the extent permitted by law. FMR     may use
research services provided by and place agency transactions with
National Financial Services Corporation (NFSC) and    Fidelity
Brokerage Services Japan (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
   The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by
the fund over representative periods of time to determine if     they
are reasonable in relation to the benefits to the fund.
For the fiscal periods ended April 30, 1998 and 1997, the fund's portfolio turnover rates were ___% and 104%, respectively. [Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences.] [An increased turnover rate is due to a greater volume of shareholder purchase orders, short-term interest rate volatility and other special market conditions.]
   For the fiscal years ended April 1998, 1997, and 1996, the fund paid brokerage commissions of $________, $_________, and $________, respectively. The fund pays both commissions and spreads in connection with the placement of portfolio transactions. NFSC is paid on a commission basis. During the fiscal years ended April 1998, 1997, and 1996, the fund paid brokerage commissions of $_______, $_______, and $_______, respectively, to NFSC. During the fiscal year ended April 199__, this amounted to approximately __% of the aggregate brokerage commissions paid by the fund for transactions involving approximately __% of the aggregate dollar amount of transactions for which the fund
paid brokerage commissions.         [The difference between the
percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through NFSC is a result of the low commission rates charged by NFSC.] [For the fiscal years ended April 1998, 1997, and 1996, the fund paid no brokerage commissions.]
   [During the fiscal years ended April __ and April __, the fund paid brokerage commissions of $_____ and $_____, respectively, to FBS. During the fiscal year ended April 199__, this amounted to approximately __% of the aggregate brokerage commissions paid by the fund involving approximately __% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. [The difference between the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through FBS is a result of the low commission rates charged by FBS.]]
   [During the fiscal years ended April ____ and April ____, the fund paid brokerage commissions of $____, $____, and $____, respectively, to FBSJ. During the fiscal year ended April 199_, this amounted to approximately __% of the aggregate brokerage commissions paid by the fund involving approximately __% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. [The difference between the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through FBSJ is a result of the low commission rates charged by FBSJ.]]
   During the fiscal year ended April 199_, the fund paid $__ in commissions to brokerage firms that provided research services involving approximately $__ of transactions. The provision of research services was not necessarily a factor in the placement of all this business with such firms. [During the fiscal year ended April 199_, the fund paid no fees to brokerage firms that provided research services.]
   From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions
is legally permissible and advisable. The fund seeks to     recapture
soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities
are available and are legally permissible and, if    so, to determine
in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
   Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR, investment decisions for the fund are made independently from those of other funds managed
by FMR or accounts managed by FMR     affiliates. It sometimes happens
that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is
concerned. In other cases, however, the ability of    the fund to
participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund
outweighs any disadvantages that may be said to     exist from
exposure to simultaneous transactions.
VALUATION
Fidelity Service Company, Inc. (FSC) normally determines        the
    fund's        net asset value per share (NAV) as of the close of
the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time
for the purpose of computing        the fund's NAV.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.
   Or, fixed-income securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market
quotations, if    available. Securities     of other open-end
investment companies are valued at their respective NAVs.
   Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of
which     approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to
determine    the value of the securities owned by the fund if, in the
opinion of a committee appointed by the Board of Trustees, some
other     method would more accurately reflect the fair market value of such securities.
PERFORMANCE
   The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price,
yield, and total return fluctuate in response to market     conditions
and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. Yields for the fund are computed by dividing the fund's interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's net asset value (NAV) at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.
Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the
compounding of income assumed in yield calculations,    the fund's
yield may not equal its distribution rate, the income paid to your
account, or the income reported in the fund's     financial
statements.
   Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments
that pay a fixed interest rate over a stated period of     time. When
comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
   Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's
NAV over a stated period. Average annual total    returns are
calculated by determining the growth or decline in value of a
hypothetical historical investment in the fund over a     stated
period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration, and may omit or include the effect of the $5.00 account closeout fee.
NET ASSET VALUE. Charts and graphs using the fund's net asset values,
adjusted net asset values, and benchmark indices may be    used to
exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.
HISTORICAL FUND RESULTS. The following tables show the fund's yields
and total returns for periods ended April 30, 199   8.     Total
return figures include the effect of the $5.00 account closeout fee based on an average size account.


                  Average Annual Total Returns               Cumulative Total Returns



                      Thirty-Day   Tax-         One    Five    Life of   One    Five    Life of
                      Yield        Equivalent   Year   Years   Fund*     Year   Years   Fund*
                                   Yield



Spartan                %            %            %      %       %         %      %       %
Short-Intermediate
Government


* From December 18, 1992 (commencement of operations).
[Note: If FMR had not reimbursed certain fund expenses during these periods, the fund's [yield and] total returns would have been lower.] The following table shows the income and capital elements of the
    fund's cumulative total return. The table compare   s     the
    fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the
initial investment date for the fund   .     The S&P 500 and DJIA
comparisons are provided to show how the        fund's total return
compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively,
over the same period. Because        the        fund        invests in
fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth
potential than the fund   ,     but generally experience greater price
volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a
    fixed-income investment such as the fund.        The S&P 500 and
DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.
During the period from December 18, 1992 (commencement of operations)
to April 30, 1998, a hypothetical $10,000 investment in    Spartan
Short-Intermediate Government Fund     would have grown to $______,
assuming all distributions were reinvested. This was a period of
fluctuating        interest rates and bond prices        and the
figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today. Tax consequences of different investments have not been factored into the figures below. The figures in the table do not include the effect of the fund's $5.00 account closeout fee.

   Spartan Short-Intermediate Government Fund                               INDICES



Period           Value of     Value of        Value of        Total   S&P 500   DJIA   Cost of
        Ended    Initial      Reinvested      Reinvested      Value                    Living**
                 $10,000      Dividend        Capital Gain
                 Investment   Distributions   Distributions







19   98          $            $               $               $       $         $      $

   1997

   1996

   1995

   1994

19   93    *     $            $               $               $       $         $      $


* From    December 18, 1992     (commencement of operations)
 ** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in the fund
on    December 18, 1992     the net amount invested in        fund
shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $_____ for capital gain distributions.
PERFORMANCE COMPARISONS.    The fund's performance may be compared to
the performance of other mutual funds in general,     or to the
performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of
distributions, do not take    sales charges or trading fees into
consideration, and are prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond,
and money     market mutual fund performance indices prepared by
Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
   From time to time, the fund's performance may also be compared to
other mutual funds tracked by financial or business     publications
and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
   The fund's performance may also be compared to that of a benchmark
index representing the universe of securities in which     the fund
may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities
included in the index. Unlike the        fund's returns, however, the
index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
Spartan Short-Intermediate Government may compare its performance to
that of the    Lehman Brothers 1-5 Year U.S. Government Bond Index, a
market value weighted-performance benchmark for government fixed-rate debt issues. Issues included in the index have an outstanding par value of at least $100 million and maturities between one and five years. Government issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign targeted issues) and U.S. government agencies.
   The fund may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal
or your return, and fund shares are not FDIC     insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds;
   retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
   The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.
VOLATILITY.    The fund may quote various measures of volatility and
benchmark correlation in advertising. In addition, the fund     may
compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS    indicate the fund's price movements over
specific periods of time. Each point on the momentum     indicator
represents the fund's percentage change in price movements over that period.
   The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost
averaging.     In such a program, an investor invests a fixed dollar
amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
   The fund may be available for purchase through retirement plans or
other programs offering deferral of, or exemption from,     income
taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of April 30, 199   8    , FMR advised over $__ billion in tax-free
fund assets, $__ billion in money market fund assets, $___    billion
in equity fund assets, $__ billion in international fund assets, and
$___ billion in Spartan fund assets. The fund may     reference the
growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings,    the     fund may compare its
total expense ratio to the average total expense ratio of similar funds tracked by Lipper. The fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
The        fund is open for business and its net asset value per share
(NAV) is calculated each day the New York Stock Exchange    (NYSE) is
open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day
(observed), Labor Day, Thanksgiving Day, and     Christmas Day.
Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In
addition, on days when the Federal Reserve Wire System is closed   ,
federal funds wires cannot be sent    .
FSC normally determines th   e     fund's NAV as of the close of the
NYSE (normally 4:00 p.m. Eastern time).        However, NAV may be
calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are
valued in computing the        fund's NAV. Shareholders receiving
securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, the    f    und is required
to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
   In the Prospectus, the fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS.    Because the fund's income is primarily derived from
interest, dividends from the fund generally will not qualify     for
the dividends-received deduction available to corporate shareholders.
Short-term capital gains are distributed as dividend    income, but do
not qualify for the dividends-received deduction. A portion of the fund's dividends derived from certain U.S. Government securities may be exempt from state and local taxation. Mortgage security paydown gains (losses) on mortgage securities purchased by the fund on or prior to June 8, 1997 are generally taxable as ordinary income and, therefore, increase (decrease) taxable dividend distributions. The fund will send each shareholder a notice in January describing the tax
status of dividend and     capital gain distributions for the prior
year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.
[As of April 30, 199   8    , the fund hereby designates approximately
$_______ as a capital gain dividend for the purpose of the dividend-paid deduction.]
[As of April 30, 199   8    , the fund        had a capital loss
carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on April 30, 199_, ____, and ____ , respectively, is available to offset future capital gains.] STATE AND LOCAL TAX ISSUES. For mutual funds organized as business
trusts, state law provides for a pass-through of the state    and
local income tax exemption afforded to direct owners of U.S. Government securities. Some states limit this pass-through to mutual funds that invest a certain amount in U.S. Government securities, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for this
benefit. The tax treatment of your dividend distributions from    a
fund will be the same as if you directly owned a proportionate share of the U.S. Government securities. Because the income earned on most U.S. Government securities is exempt from state and local income
taxes, the portion of dividends from a fund     attributable to these
securities will also be free from income taxes. The exemption from state and local income taxation does not preclude states from assessing other taxes on the ownership of U.S. Government securities. In a number of states, corporate franchise (income) tax laws do not exempt interest earned on U.S. Government securities whether such securities are held directly or through a fund.
TAX STATUS OF THE FUND.    The fund intends to qualify each year as a
"regulated investment company" for tax purposes so that it     will
not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes
at the fund level, the fund intends to distribute     substantially
all of its net investment income and net realized capital gains within
each calendar year as well as on a fiscal year basis, and    intends
to comply with other tax rules applicable to regulated investment companies.
The    fund is treated as a separate entity from the other funds of
    Fidelity Fixed-Income Trust for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some
of the tax consequences generally affecting th   e     fund and its
shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
   Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
   The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and
   Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested
person" (as defined in the Investment Company Act of     1940) is 82
Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (   67    ), Trustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.;    a Director and
Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management &
Research (Far East)     Inc.
J. GARY BURKHEAD (   56    ), Member of the Advisory Board (1997), is
Vice Chairman and a Member of the Board of Directors    of FMR Corp.
(1997) and President of Fidelity Personal Investments and Brokerage Group (1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (   65    ), Trustee, is President of RABAR Enterprises
(management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company
(exploration and production).    He is a Director of USA Waste
Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies
(engineering),     Rio Grande, Inc. (oil and gas production), and
Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (   66    ), Trustee. Prior to her retirement in
September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (   54    ), Trustee (1997), is a consultant, author,
and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates
served as Assistant to the President of the United    States and
Deputy National Security Advisor. Mr. Gates is a Director of
LucasVarity PLC (automotive components and diesel     engines),
Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc.
(mining and manufacturing), and TRW Inc.    (original equipment and
replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (   78    ), Trustee. Prior to his retirement in
1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc.
(1985-1995), and    Cleveland-Cliffs Inc (mining), and as a Trustee of
First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (   65    ), Trustee, is Executive-in-Residence (1995)
at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (   55    ), Trustee, is Vice Chairman and Director of
FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (   64    ), Trustee (1997), is the Vice President of
Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (   68    ), Trustee and Chairman of the
non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products,
1996), and Associated Estates Realty Corporation (a real estate
investment trust, 1993). Mr. McDonough served as    a Director of
ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (   65    ), Trustee (1993), is Chairman of the Board,
President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and
subsidiaries. Mr. Mann is a Director of    M.A. Hanna Company
(chemicals, 1993), Imation Corp. (imaging and information storage,
1997), and Infomart (marketing     services, 1991), a Trammell Crow
Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet.
*ROBERT C. POZEN (   51    ), Trustee (1997) and Senior Vice
President, is also President and a Director of FMR (1997); and
   President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (   69    ), Trustee, is President of The Wales
Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants,
1992).
DWIGHT D. CHURCHILL (   44    ), is Vice President of Bond Funds,
Group Leader of the Bond Group, Senior Vice President of    FMR
(1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.
FRED L. HENNING, JR. (   58    ), is Vice President of Fidelity's
Fixed-Income Group (1995), Senior Vice President of FMR    (1995), and
Senior Vice President of FIMM (1998). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.
   CURT HOLLINGSWORTH (40) is Vice President and manager of Spartan Short-Intermediate Government Fund (1992) and other funds advised by FMR. Prior to his current responsibilities, Mr. Hollingsworth has managed a variety of Fidelity funds.
ERIC D. ROITER (   49    ), Secretary (1998), is Vice President (1998)
and General Counsel of FMR (1998).  Mr. Roiter was an    Adjunct
Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
   RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
JOHN H. COSTELLO (   51    ), Assistant Treasurer, is an employee of
FMR.
LEONARD M. RUSH (   52    ), Assistant Treasurer (1994), is an
employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
   The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of
th   e f    und for his or her services for the fiscal year ended
   April 30    , 199   8    , or calendar year ended December 31,
1997, as applicable.
COMPENSATION TABLE

Trustees                        Aggregate                    Total
and                             Compensation                 Compensation
Members of the Advisory Board   from                         from the
                                   Spartan                   Fund Complex*
                                   Short-Intermediate        A
                                   Government
                                        [B,]C


J. Gary Burkhead **             $ 0                             $ 0

Ralph F. Cox                    $                               $ 214,500

Phyllis Burke Davis             $                               $ 210,000

Robert M. Gates ***             $                               $176,000

Edward C. Johnson 3d **         $ 0                             $ 0

E. Bradley Jones                $                               $ 211,500

Donald J. Kirk                  $                               $ 211,500

Peter S. Lynch **               $ 0                             $ 0

William O. McCoy****            $                               $ 214,500

Gerald C. McDonough             $                               $ 264,500

Marvin L. Mann                  $                               $ 214,500

   Robert C. Pozen**            $ 0                             $ 0

Thomas R. Williams              $                                $214,500

   * Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
   ** Interested Trustees of the fund and Mr. Burkhead are compensated by FMR.
***Mr. Gates was appointed to the Board of Trustees Fidelity Fixed-Income Trust effective March 1, 1997.
**** Mr. McCoy was appointed to the Board of Trustees Fidelity Fixed-Income Trust effective January 1, 1997.
   A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows:
Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William
O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
[B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.]
[C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__; Phyllis Burke Davis, $__; Robert M. Gates, $__; E. Bradley Jones, $__; Donald J. Kirk, $__; William O. McCoy, $__; Gerald C. McDonough, $__; Marvin L. Mann, $__; and Thomas R. Williams, $__.
   Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
[As of [________________], approximately __% of the fund's total outstanding shares was held by [FMR] [[and] [an] FMR affiliate[s]]. FMR Corp. is the ultimate parent company of [FMR] [[and] [this/these] FMR affiliate[s]]. By virtue of his ownership interest in FMR Corp., as described in the "FMR" section on page ___, Mr. Edward C. Johnson 3d, President and Trustee of the fund, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's deemed ownership of the fund's shares, the Trustees, Members of the Advisory Board, and officers of the fund owned, in the aggregate, less than __% of the fund's total outstanding shares.]
   [As of [________________], the Trustees, Members of the Advisory
Board, and officers of the fund owned, in the aggregate,     less than
__% of t   he fund's     total outstanding shares.]
[As of [________________], the following owned of record or
beneficially 5% or more of    the fund'    s outstanding shares:]
   [A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.]
MANAGEMENT CONTRACT
FMR is the fund's manager pursuant to a management contract dated
   November 19, 1992    , which was approved by shareholders on
November 19, 1992.
   MANAGEMENT SERVICES. The fund employs FMR to furnish investment advisory and other services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
   In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing
reports, evaluations, and analyses on a     variety of subjects to the
Trustees.
MANAGEMENT-RELATED EXPENSES.    Under     the terms of the
    fund's management contract, FMR is responsible for payment of all
operating expenses of the        fund with certain exceptions.
Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor and interested Trustees, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state
securities laws. The        fund's management contract further
provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of
providing these services to existing shareholders   . F    MR also
pays all fees associated with transfer agent, dividend disbursing, and shareholder services, pricing and bookkeeping services, and administration of the fund's securities lending program.
FMR pays all other expenses of the        fund with the following
exceptions: fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), and such nonrecurring
expenses as may arise, including costs of any litigation to    which
the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
   MANAGEMENT FEE. For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of __% of its average net assets throughout the month. The
management fee paid to FMR by the fund is reduced by     an amount
equal to the fees and expenses paid by the fund to the non-interested
Trustees.
For the fiscal years ended April 30, 199_, 199_, and 199_, the fund paid FMR management fees of $_________, $____________, and $__________, respectively, after reduction of fees and expenses paid by the fund to the non-interested Trustees. [In addition, for the fiscal years ended Fiscal Year End 1, 199_, 199_, and 199_, credits reducing management fees amounted to $________.]
FMR may, from time to time, voluntarily reimburse all or a portion of
the        fund's expenses (exclusive of interest, taxes, brokerage
commissions and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
   Expense reimbursements by FMR will increase the fund's total returns and yield, and repayment of the reimbursement by the
fund        will lower its total returns and yield.
[Effective [Date], FMR voluntarily agreed, subject to revision or
termination, to reimburse the fund        if and to the extent that
its aggregate operating expenses, including management fees, were in excess of an annual rate of __% of its average net assets. For the
fiscal years ended    April 30,     199_, 199_, and 199_, management
fees incurred under the fund's contract prior to reimbursement amounted to $_________, $___________, and $_________, respectively
[(after reduction for compensation to the non-interested Trustees), and management fees reimbursed by FMR amounted to $_________, $___________, and $_________, respectively.]
[During the past three fiscal [years/periods], FMR voluntarily agreed,
subject to revision or termination, to reimburse        the fund    if
and to the extent that the fund's aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The table below shows the period[s] of reimbursement and levels of expense limitation[s] for the
applicable     fund; the dollar amount of management fees incurred
under    the fund's     contract before reimbursement; and the dollar
amount of management fees reimbursed by FMR under the expense reimbursement for [the/each] period.

                   Period[s] of                        Aggregate
                   Expense Limitation                  Operating           Fiscal Years   Management Fee   Amount of
                    From To                            Expense      Ended                 Before           Management Fee
                                                       Limitation   [Month Day]           Reimbursement    Reimbursement

   Spartan         Month, day,          Month, day,    %            199_                  $[*]             $
   Short-
Intermedi          year                 year
   ate
Government


                   Month, day,          Month, day,    %            199_                  $[*]             $
                   year                 year

                   Month, day,          Month, day,    %            199_                  $[*]             $
                   year                 year


* After reduction of fees and expenses paid by the fund to the non-interested Trustees.
To defray shareholder service costs, FMR or its affiliates also
collect    the fund's     $5.00 exchange fee, $5.00 account closeout
fee, $5.00 fee for wire purchases and redemptions, and $2.00 checkwriting charge. Shareholder transaction fees and charges collected by FMR are shown in the table below.

                             Period Ended                   Account                     Checkwriting
                             [Month Day]    Exchange Fees   Closeout Fees   Wire Fees   Charges

   Spartan                   199_
   Short-Intermediate
   Government

                             199_

                             199_

                             199_


DISTRIBUTION AND SERVICE PLAN
The Trustees have approved a        Distribution and Service Plan on
behalf of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may
not engage directly or indirectly in financing any    activity that is
primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
Under the        Plan, if the payment of management fees by the fund
to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan.
The Plan specifically recognizes that FMR may use its     management
fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution
of        fund shares. In addition, the        Plan provides that FMR,
directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees
has authorized such payments for    Spartan Short-Intermediate
Government Fund     shares.
[Payments made by FMR either directly or through    FDC     to third
parties for the fiscal]year ended 19__ amounted to $____ [for
   [Fund/Class Name]], $____ [for [Fund/Class Name]], and $_____ [for [Fund/Class Name]].
   [FMR made no payments either directly or through FDC to third parties for the fiscal year ended 19__.]
Prior to approving the        Plan, the Trustees carefully considered
all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees
noted that the        Plan does not authorize payments by the fund
other than those made to FMR under its management contract with the
fund. To the extent that the        Plan gives FMR and FDC greater
flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under
the Plan        by local entities with whom shareholders have other
relationships.
The        Plan was approved by FMR as the then sole shareholder of
Spartan Short-Intermediate Government     on    November 19    ,
199   2    .
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and
effective shareholder services. In such    event, changes in the
operation of the fund might occur, including possible termination of
any automatic investment or     redemption or other services then
provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
The        fund may execute portfolio transactions with, and purchase
securities issued by, depository institutions that receive pay   ments
under the Plan. No preference for the instruments of such depository
institutions will be shown in the selection of     investments.
CONTRACTS WITH FMR AFFILIATES
   The fund has entered into a transfer agent agreement with
    FSC   , an affiliate of FMR. Under the terms of the agreement,
    FSC    performs transfer agency, dividend disbursing, and
shareholder services for the fund.
   For providing transfer agency services,     FSC    receives an
account fee and an asset-based fee each paid monthly with respect to each account in the fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.
   FSC also collects small account fees from certain accounts with balances of less than $2,500.
   In addition,     FSC     receives the pro rata portion of the
transfer agency fees applicable to shareholder accounts in each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the Freedom Fund's assets that is invested in the fund.
       FSC    pays out-of-pocket expenses associated with providing
transfer agent services. In addition,     FSC    bears the expense of
typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
   The fund has also entered into a service agent agreement with FSC. Under the terms of the agreement, FSC calculates the NAV and dividends for the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
   For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.
   For administering the fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans.
   For Spartan Short-Intermediate Government Fund, FMR bears the cost of transfer agency, dividend disbursing, and shareholder services, pricing and bookkeeping services, and administration of the securities lending program under the terms of its management contract with the fund.
The        fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
       TRUST ORGANIZATION.        Spartan Short-Intermediate
Government Fund    is a fund of     Fidelity Fixed-Income Trust   , an
open-end     management investment company originally organized as a
Massachusetts business corporation on June 25, 1970. On September 5, 1984, the trust was reorganized as a Massachusetts business trust, at which time its name was changed from Fidelity Corporate Bond Fund, Inc. to Fidelity Corporate Bond Fund. On October 23, 1985 the trust's name was changed to Fidelity Flexible Bond Fund, and on August 31, 1986 it was changed to Fidelity Fixed-Income Trust. Currently, there are five funds of the trust: Fidelity Investment Grade Bond Fund, Fidelity Short-Term Bond Fund, Spartan Short-Intermediate Government Fund, Spartan Government Income Fund, and Spartan High Income Fund. The Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying names "Fidelity" and "Spartan" may be withdrawn.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees include a provision limiting the obligations created thereby to the
trust and its assets. The Declaration of Trust    provides for
indemnification out of each fund's property of any shareholder held
personally liable for the obligations of the fund.     The Declaration
of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the
risk of a shareholder incurring financial    loss on account of
shareholder liability is limited to circumstances in which a fund
itself would be unable to meet its     obligations. FMR believes that,
in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the
trust or the fund, as determined by    the current value of each
shareholder's investment in the fund or trust. If not so terminated,
the trust and its funds will     continue indefinitely.
CUSTODIAN. The Bank of New York, 110 Washington Street, New York, New
York, is custodian of the assets of the fund. The        custodian is
responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase
securities from or sell securities to the custodian.        The Chase
Manhattan Bank, headquartered in New York, also may serve as
    a        special purpose custodian of certain assets in connection
with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.                           .,
           ,                                       serves as the
trust's independent accountant. The auditor examines financial statements for the fund and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
   The fund's financial statements and financial highlights for the
fiscal year ended     April 30,    1998 , and report of the auditor,
are included in the fund's Annual Report, which is a separate report supplied with this SAI. The fund's financial statements, including the financial highlights, and report of the auditor are incorporated herein by reference. For a free additional copy of the fund's
Annual Report, contact Fidelity at 1-800-544-8888, 82 Devonshire Street, Boston, MA 02109.
APPENDIX
 DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.
FIDELITY FIXED-INCOME TRUST:
SPARTAN GOVERNMENT INCOME FUND
CROSS REFERENCE SHEET
FORM N-1A
ITEM NUMBER

PROSPECTUS   PROSPECTUS SECTION


1....................................................    Cover Page

2a..................................................     Expenses

  b,c...............................................     Contents; The Funds at a Glance; Who May Want to Invest

3a...............................................        Financial Highlights

  b..................................................    *

  c..................................................    Performance

  d..................................................    Performance

4a(i) ..............................................     Charter

   (ii)..............................................    The Funds at a Glance; Investment Principles and Risks

  b..................................................    Investment Principles and Risks

  c..................................................    Who May Want to Invest; Investment Principles and Risks

5a .................................................     Charter

  b(i)..............................................     Cover Page; The Funds at a Glance; Doing Business with Fidelity

  b(ii) ............................................     Charter

  b(iii)............................................     Expenses; Breakdown of Expenses

  c...............................................       Charter

  d..................................................    Charter; Breakdown of Expenses

  e..................................................    Cover Page; Charter

  f...................................................   Expenses

g(i)................................................     Charter

g(ii)...............................................     *

5A ................................................      Performance

6a(i)...............................................     Charter

  a(ii) ............................................     How to Buy Shares; How to Sell Shares; Transaction Details;
                                                         Exchange Restrictions

  a(iii)...........................................      Charter

  b.................................................     *

  c................................................      Transaction Details; Exchange Restrictions

  d.................................................     *

  e.................................................     Doing Business with Fidelity; How to Buy Shares; How to Sell
                                                         Shares; Investor Services

  f,g...............................................     Dividends, Capital Gains, and Taxes

  h.................................................     *

7a..................................................     Cover Page; Charter

  b..................................................    Expenses; How to Buy Shares; Transaction Details

  c..................................................    *

  d..................................................    How to Buy Shares

  e..................................................    *

  f...................................................   Breakdown of Expenses

8...................................................     How to Sell Shares, Investor Services; Transaction Details;
                                                         Exchange Restrictions

9...................................................     *


*  Not Applicable
Part B   Statement of Additional Information Section


10, 11........................................       Cover Page

12..............................................     Description of the Trust

13a-c.......................................         Investment Policies and Limitations

    d............................................    Portfolio Transactions

14a, b........................................       Trustees and Officers

    c.............................................   *

15a, b.........................................      *

    c.............................................   Trustees and Officers

16a(i).........................................      FMR, Portfolio Transactions

    a(ii)........................................    Trustees and Officers

    a(iii), b...................................     Management Contracts

    c............................................    Contracts with FMR Affiliates

    d,e..........................................    Contracts with FMR Affiliates

    f............................................    Distribution and Service Plans

    g.............................................   *

    h.............................................   Description of the Trust

    i.............................................   Contracts with FMR Affiliates

17a,b,c........................................      Portfolio Transactions

    d,e.........................................     *

18a.............................................     Description of the Trust

    b.............................................   *

19a.............................................     Additional Purchase, Exchange, and Redemption Information

    b............................................    Additional Purchase, Exchange, and Redemption Information;
                                                     Valuation of Portfolio Securities

    c.............................................   *

20...............................................    Distributions and Taxes

21a(i),(ii),,(iii), b.......................         Contracts with FMR Affiliates

22a.............................................     *

    b.............................................   Performance

23...............................................    Financial Statements


* Not Applicable

SPARTAN (REGISTERED TRADEMARK)
GOVERNMENT INCOME
FUND
 Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how
   the     fund invests and the services available to shareholders.
To learn more about    th    e fund and its investments, you can
obtain a copy of    th    e fund's most recent financial report and
portfolio listing, or a copy of the Statement of Additional
Information (SAI) dated    June  22,1998.     The SAI has been filed
with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
SPG-pro-0698
(fund    n    umber 453, trading symbol SPGVX)

   The fund invests in U. S. Government securities and seeks high current income.
PROSPECTUS
   JUNE 22, 1998(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON,
MA 02109


CONTENTS


KEY FACTS                         THE FUND AT A GLANCE

                                  WHO MAY WANT TO INVEST

                                  EXPENSES    The     fund's yearly operating
                                  expenses.

                                  FINANCIAL HIGHLIGHTS A summary of    the
                                  fund's financial data.

                                  PERFORMANCE How    the     fund has done
                                  over time.

   THE FUND IN DETAIL             CHARTER How    the     fund is organized.

                                  INVESTMENT PRINCIPLES AND RISKS    The
                                  fund's overall approach to investing.

                                  BREAKDOWN OF EXPENSES How
                                  operating costs are calculated and what
                                  they include.

YOUR ACCOUNT                      DOING BUSINESS WITH FIDELITY

                                  TYPES OF ACCOUNTS Different ways to
                                  set up your account, including
                                  tax-a   dvantaged     retirement plans.

                                  HOW TO BUY SHARES Opening an
                                  account and making additional
                                  investments.

                                  HOW TO SELL SHARES Taking money out
                                  and closing your account.

                                  INVESTOR SERVICES Services to help you
                                  manage your account.

SHAREHOLDER AND                   DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES                  AND TAXES

                                  TRANSACTION DETAILS Share price
                                  calculations and the timing of purchases and redemptions.

                                  EXCHANGE RESTRICTIONS

KEY FACTS


THE FUND AT A GLANCE
GOAL:    High current income.     As with any mutual fund, there is no
assurance that the fund will achieve its goal.
 STRATEGY:        Normally invests in    U.S. Government
    securities and    instruments related to     U.S. Government
   securities    .    FMR uses Lehman Brothers Government Bond Index
as a guide in structuring the fund and selecting its investments.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946
and is now America's largest mutual fund manager.    Beginning January
1, 1999, Fidelity Investments Money Management, Inc. (FIMM), a subsidiary of FMR, will choose investments for the fund.
SIZE: As of April 30, 199   8    , the fund had over $   __
million in assets.
WHO MAY WANT TO INVEST
   The     fund may be appropriate for investors who seek high current
income from a portfolio of U.S. Government securities.    The
fund's level of risk and potential reward depend on the quality and maturity of its investments. Because Spartan Government Income can invest in securities with any maturity, it has the potential for high yields, but also carries a high degree of risk.
The value of the fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market
conditions, and other economic and political news.    The fund's
investments are also subject to prepayment risk, which can lower the fund's yield, particularly in periods of declining interest rates.
    When you sell your shares, they may be worth more or less than
what you paid for them. By    itself,     the fund    does     not
constitute a balanced investment plan.

THE SPECTRUM OF
FIDELITY FUNDS
BROAD CATEGORIES OF FIDELITY
FUNDS ARE PRESENTED HERE IN
ORDER OF ASCENDING RISK.
GENERALLY, INVESTORS SEEKING TO
MAXIMIZE RETURN MUST ASSUME
GREATER RISK. SPARTAN
GOVERNMENT INCOME IS IN THE
INCOME CATEGORY.
(SOLID BULLET) MONEY MARKET SEEKS
INCOME AND STABILITY BY
INVESTING IN HIGH-QUALITY,
SHORT-TERM INVESTMENTS.
(RIGHT ARROW) INCOME SEEKS INCOME BY
INVESTING IN BONDS.
(SOLID BULLET) GROWTH AND INCOME SEEKS
LONG-TERM GROWTH AND INCOME
BY INVESTING IN STOCKS AND
BONDS.
(SOLID BULLET) GROWTH SEEKS LONG-TERM
GROWTH BY INVESTING MAINLY IN
STOCKS.
(CHECKMARK)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy,
sell, or exchange shares of    the     fund. In addition, you may be
charged an annual account maintenance fee if your account balance
falls below $2,500. See "Transaction Details," page    __    , for an
explanation of how and when these charges apply.
Sales charge on purchases                                    None
and reinvested distributions

Deferred sales charge on redemptions                         None

Exchange fee                                                 $5.00

Wire transaction fee                                         $5.00

Checkwriting fee, per check written                          $2.00

Account closeout fee                                         $5.00

Annual account maintenance fee (for accounts under $2,500)   $12.00

   THE     FEES    FOR INDIVIDUAL TRANSACTION    S are waived if your
account balance at the time of the transaction is $50,000 or more.
ANNUAL FUND OPERATING EXPENSES are paid out of    the     fund's
assets.    The     fund pays a management fee to FMR.    FMR is
responsible for the payment of all other fund expenses with certain
limited exceptions.     Expenses are factored into    the     fund's
share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page ).
The following figures are based on        historical expenses,
adj   usted to reflect current fees, and are calculated as a
percentage of average net assets.     FMR has entered into
arrangements on behalf of    the     fund with the fund's custodian
and transfer agent whereby credits realized as a result of uninvested
cash balances    are     used to reduce fund expenses.    Including
[this/these] reduction[s], the total operating expenses presented in
the table would have been __% for     Spartan Government Income.
Management fee [(after reimbursement)]                  %

12b-1 fee                                               None

Other expenses [(after reimbursement)]                  %

Total fund operating expenses [(after reimbursement)]   %

EXAMPLES: Let's say, hypothetically, that    the     fund's annual
return is 5% and that    your shareholder transaction expenses and the
fund's annual     operating expenses are exactly as just described.
For every $1,000 you invested, here's how much you would pay in total
expenses    if you close your account     after the number of years
indicated    and     if you leave your account open:
      Account open   Account closed

1 year     $          $

3 years    $          $

5 years    $          $

10 years   $          $

These examples illustrate the effect of expenses, but are not meant to
suggest actual or expected    expenses     or returns, all of which
may vary.
   UNDERSTANDING
   EXPENSES
   Operating a mutual fund
   involves a variety of expenses
   for portfolio management,
   shareholder statements, tax
   reporting, and other services.
   The management fee is paid
   from the fund's assets, and its
   effect is already factored into
   any quoted share price or
   return. Other expenses are
   paid by FMR out of the fund's
   management fee. Also, as an
   investor, you may pay certain
   expenses directly.
   (checkmark)
   Effective     [month/day/year], FMR has voluntarily agreed to
reimburse    the fund     to the extent that [[the management fee][
,/and][ other expenses][and] total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses)
exceed __% of its average net assets [IF APPLICABLE:    through
[month/day/ year]    ]. ]If this agreement were not in effect, [the
management fee][, / and] [other expenses][and] total operating expenses, as a percentage of average net assets, [would have been/are expected to be] [__%][, / and][___%][and] __%[, respectively].] FINANCIAL HIGHLIGHTS
The financial highlights table that follows has been audited by
                      , independent accountants. The fund's financial highlights, financial statements, and report of the auditor are
included in    the     fund's Annual Report, and are incorporated by
reference into (are legally a part of) the fund's SAI. Contact Fidelity for a free copy of the Annual Report or the SAI.
FINANCIAL HIGHLIGHTS TO BE FILED BY SUBSEQUENT AMENDMENT.
PERFORMANCE
Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of taxes or any transaction fees you may have paid. The figures would be lower if fees were taken into account.
   The     fund's fiscal year runs from May 1 through April 30. The
tables below show    the     fund's performance over past fiscal years
compared to different measures, including a comparative index and a
competitive funds average. The chart on page    __     presents
calendar year performance and    does     not include the effect of
the $5 account closeout fee.
AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods e   n    ded        Past            Past 5      Life of
April 30, 199   8                     1            years       fundA
                                   year

   Spartan Government Income       %                   %    %A

   Lehman Bros. Govt. Bond
Index                              %                   %    %

Lipper    Gen. U.S. Govt.     Funds
Average                            %                   %    %

CUMULATIVE TOTAL RETURNS
Fiscal periods ended                Past           Past 5   Life of
April 30, 1998                         1            years    fundA
                                    year

   Spartan Government Income        %                   %    %A

   Lehman Bros. Govt. Bond
Index                               %                   %    %

Lipper    Gen. U.S. Government
    Funds Average                   %                   %    %

A FROM DECEMBER 20, 1988 (COMMENCEMENT OF OPERATIONS)
[   IF APPLICABLE: If FMR had not reimbursed certain fund expenses during these periods, yields and total returns would have been
lower.    ]

UNDERSTANDING
PERFORMANCE
BECAUSE    THIS     FUND INVEST   S     IN
FIXED-INCOME SECURITIES,    ITS
PERFORMANCE IS RELATED TO
CHANGES IN INTEREST RATES. FUNDS
THAT HOLD SHORT-TERM BONDS ARE
USUALLY LESS AFFECTED BY
CHANGES IN INTEREST RATES THAN
LONG-TERM BOND FUNDS. FOR THAT
REASON, LONG-TERM BOND FUNDS
TYPICALLY OFFER HIGHER YIELDS
AND CARRY MORE RISK THAN
SHORT-TERM BOND FUNDS.
(CHECKMARK)
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
   THE LEHMAN BROTHERS GOVERNMENT BOND INDEX is a market value weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more.
Unlike    the     fund's returns, the total returns of    the
comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGE    is     the Lipper General U.S.
Government Funds Average. As of April 30,199   8    , the average
reflected the performance of    ___     mutual funds with similar
investment objectives.    This     average, published by Lipper
Analytical Services, Inc., excludes the effect of sales    loads.
YEAR-BY-YEAR TOTAL RETURNS
Calendar years  1989 1990 1991 1992 1993 1994 1995 1996 1997
SPARTAN GOVERNMENT
 INCOMe  15.23% 9.17% 15.11% 7.12% 7.34% -3.59% 18.17% 2.61% %
Lehman Bros. Govt. Bond Index  14.24% 8.78% 15.33% 7.24% 10.74% -3.40%
18.39% 2.76% %
Lipper Gen. U.S. Govt. funds Average  12.46% 8.22% 14.44% 6.41% 9.42%
-4.64% 17.34% 1.72% %
Consumer Price Index  4.65% 6.11% 3.06% 2.90% 2.75% 2.67% 2.54% 3.32%
%
Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 1, Col: 2, Value: nil
Row: 2, Col: 1, Value: nil
Row: 2, Col: 2, Value: nil
Row: 3, Col: 1, Value: nil
Row: 3, Col: 2, Value: nil
Row: 4, Col: 1, Value: nil
Row: 4, Col: 2, Value: nil
Row: 5, Col: 1, Value: nil
Row: 5, Col: 2, Value: nil
Row: 6, Col: 1, Value: nil
Row: 6, Col: 2, Value: nil
Row: 7, Col: 1, Value: nil
Row: 7, Col: 2, Value: nil
Row: 8, Col: 1, Value: nil
Row: 8, Col: 2, Value: nil
Row: 9, Col: 1, Value: nil
Row: 9, Col: 2, Value: nil
Row: 10, Col: 1, Value: nil
Row: 10, Col: 2, Value: nil
(large solid box) Spartan
Government Income

The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888. TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUND IN DETAIL


CHARTER
   SPARTAN GOVERNMENT INCOME     IS A MUTUAL FUND: an investment that
pools shareholders' money and invests it toward a specified goal   .
The     fund is a diversified fund of Fidelity Fixed-Income Trust, an open-end management investment company organized as a
Massa   chusetts     business trust on September 5, 1984.
   THE     FUND IS GOVERNED BY A BOARD OF TRUSTEES which is
responsible for protecting the interests of shareholders. The trustees
are experienced executives who meet    periodically     throughout the
year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the
fund's performance.    The trustees serve as trustees for other
Fidelity funds.     The majority of trustees are not otherwise
affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL    SHAREHOLDER     MEETINGS AND MAIL PROXY
MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The fund    is     managed by FMR, which chooses    the fund's
investments and handles    its     business affairs.    Beginning
January 1, 1999, FIMM, located in Merrimack, New Hampshire, will have primary responsibility for providing investment management services for the fund.
Curt Hollingsworth is Vice President and manager of Spartan Government Income, which he has managed since February 1997. He also manages several other Fidelity funds. Since joining Fidelity in 1983, Mr. Hollingsworth has worked as a fixed-income trader and portfolio manager.
Fidelity investment personnel may invest in securities for their own
account   s     pursuant to a code of ethics that establishes
procedures for personal investing and restricts certain transactions. Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Service Company, Inc. (FSC) performs transfer agent servicing
functions for    the     fund.
FMR Corp. is the ultimate parent company of FMR. Members of the Edward
C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
[As of [date], approximately ____% of the fund's total outstanding shares were held by [FMR/FMR and [an] FMR affiliate[s]/[an] FMR affiliate[s].]
[As of [date], approximately ____% of the fund's total outstanding shares were held by [NAME OF SHAREHOLDER].
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these
events.    The total return from a bond includes both income and price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.
ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.
PREPAYMENT RISK. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising
interest rate environment. In addition,    the potential impact of
prepayment    features on the price of a debt security may be
difficult to predict and result in greater     volatility.
FIDELITY'S APPROACH TO BOND FUNDS.    In managing bond funds, FMR
selects a benchmark index that is representative of the universe of securities in which the fund invests. FMR uses this benchmark as a guide in structuring the fund and selecting its investments.
   FMR allocates assets among different market sectors (for example, U.S. Treasury or U.S. Government agency securities) and different maturities based on its view of the relative value of each sector or maturity.
   FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the universe of securities in which a fund may invest. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies.
SPARTAN GOVERNMENT INCOME seeks high current income by investing in U.S. Government securities and instruments related to U.S. Government
securities    under normal conditions. The benchmark index for the
fund is the Lehman Brothers Government Bond Index, a market value weighted benchmark of government fixed-rate debt issues with maturities of one year or more. FMR manages the fund to have similar overall interest rate risk to the Index. As of April 30, 1998, the
dollar weighted     average maturity of the fund and the Index was
approximately ___and ___ years, respectively.
   In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially
shorter     than its stated final maturity.
   The fund normally invests only in U.S.     Government securities,
repurchase agreements and other instruments related to U.S. Government
securities.     FMR normally invests at least 65% of the fund's total
assets in the U.S.     Government securities and repurchase agreements
for U.S. Government securities. Other instruments may include futures or options on U.S. Government securities or interests in U.S. Government securities that have been repackaged by dealers or other
third parties.  It is important to note that neither the    fund's
share price nor its yield is     guaranteed by the U.S. Government.
FMR may use various techniques to hedge a portion of a fund's risks,
but there is no guarantee that these strategies will work as    FMR
intends    . When you sell your shares of a fund, they may be worth
more or less than what you paid for them.
FMR normally invests    the     fund's assets according to its
investment strategy.    The     fund also reserves the right to invest
without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of
instruments in which    the     fund may invest, strategies FMR may
employ in pursuit of    th    e fund's investment objective, and a
summary of related risks. Any restrictions listed supplement those
discussed earlier in this section. A complete listing of    the
fund's limitations and more detailed information about    the
fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these
techniques unless it believes that they are consistent with    the
    fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes. In addition, bond prices are also affected by the credit quality of the issuer.
U.S. GOVERNMENT SECURITIES are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities such as those issued by the Federal Farm Credit Banks Funding Corporation are supported only by the credit of the entity that issued them.
MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.
The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile. Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.
   RESTRICTIONS: The fund does not currently intend to invest more than 40% of its assets in mortgage securities.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement,    the     fund buys
a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE.    The     fund can use various
techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into swap agreements and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS:    The     fund may not purchase a security if, as a
result, more than 10% of its assets would be invested in illiquid securities.
WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
CASH MANAGEMENT.    The     fund may invest in money market
securities, in repurchase agreements,    and     in a money market
fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
BORROWING. The fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
   LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering the fund's securities. The fund may also lend money to other funds advised by FMR.
       RESTRICTIONS:    Loans in the aggregate, may not exceed 331/3%
of the fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
SPARTAN GOVERNMENT INCOME seeks a high level of current income by investing principally in U.S. Government securities (securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.)
   The     fund may borrow only for temporary or emergency purposes,
but not in an amount exceeding 33   1/3    % of its total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to    its     daily
operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
   The     fund pays a MANAGEMENT FEE to FMR for managing its
investments and business affairs.
FMR may, from time to time, agree to reimburse    the fund for
management fees     above a specified limit. FMR retains the
   ability to be repaid by the fund if     expenses fall below the
specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can
   decrease the fund's expenses and boost     its performance.
MANAGEMENT FEE
The    fund's     management fee is calculated and paid to FMR every
month.    FMR pays all of the other expenses of the fund with limited exceptions. The fund's annual management fee rate is __% of its average net assets.
FMR has voluntarily agreed to limit the fund's total operating
expenses to an annual rate of    __    % of average net assets. This
agreement will continue until    __________.
For the fiscal year ended    April     19__, the fund paid FMR, after
reimbursement, fees equal to __% of average net assets.
   Beginning January 1, 1999, FIMM will have primary responsibility for managing the bond fund's investments. FMR will pay FIMM 50% of its management fee (before expense reimbursements) for FIMM's services.
FSC    is the transfer and service agent for the fund. FSC performs
transfer agency, dividend disbursing, shareholder     servicing, and
accounting functions for the fund. These services include processing
shareholder transactions, valuing the fund's investments,    handling
securities loans    , and calculating    the     fund's share price
and dividends. FMR, not the fund, pays for these services.
   The fund also pays other expenses, such as brokerage fees and commissions, interest on borrowings, taxes, and the compensation of trustees who are not affiliated with Fidelity.
To offset shareholder service costs, FMR or its affiliates also collect the fund's $5.00 exchange fee, $5.00 account closeout fee, $5.00 fee for wire purchases and redemptions and the $2.00 checkwriting charge.
   The     fund has adopted a DISTRIBUTION AND SERVICE PLAN.    This
    plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees has authorized such payments.
   The fund's portfolio     turnover rate    for the fiscal year ended
    April 30, 1998 was __%.    This     rate varies from year to year.
[IF RATE IS 100% OR MORE: High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.]
   YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services, Inc. (FBSI). Fidelity is also a leader in providing
tax-   advantaged     retirement plans for individuals investing on
their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 80 walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in    the     fund or, if you own
or intend to purchase individual securities as part of your total
investment portfolio, you may consider investing in    the     fund
through a brokerage account.
You may purchase or sell shares of the fund through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in the fund. Certain features
of    the     fund, such as the minimum initial or subsequent
investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the fund through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, or call your retirement benefits number or Fidelity directly, as appropriate.
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet)    Number of Fidelity mutual
   funds: over ___
(solid bullet)    Assets in Fidelity mutual
   funds: over $___ billion
(solid bullet)    Number of shareholder
   accounts: over __ million
(solid bullet)    Number of investment
   analysts and portfolio
   managers: over ___
(checkmark)
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
F   OR TAX-ADVANTAGED RETIREMENT SAVINGS
 Retirement plans    provide     individuals with    tax-advantaged
ways to save for retirement, either with tax-deductible
contributions or    tax-free growth.     Retirement accounts require
special applications and typically have lower minimums.
(solid bullet) T   RADITIONAL     INDIVIDUAL RETIREMENT ACCOUNTS
(IRAS) allow    individuals     under age 70 with    compensation
    to    contribute     up to $2,000 per tax year.    Married couples
can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Contributions may be tax-deductible, subject to certain income limits.
   (solid bullet)     ROTH IRAS    allow individuals to make
non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.
   (solid bullet)     ROTH CONVERSION IRAS    allow individuals with
assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet) ROLLOVER IRAS    help     retain special tax advantages
for certain    eligible     rollover distributions from
employer-sponsored retirement plans.
(solid bullet)    PROFIT SHARING OR MONEY PURCHASE PENSION PLANS
(KEOGHS    ) allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
   (solid bullet)     SALARY REDUCTION SEP-IRAS (SARSEPS)    allow
employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
(solid bullet) SIMPLE IRAS provide small business owners and those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of 501(c)(3) tax-exempt institutions, including schools, hospitals, and other charitable organizations.
   (solid bullet)     DEFERRED COMPENSATION PLANS (457 PLANS)    are
available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
   THE PRICE TO BUY ONE SHARE of the fund is the fund's     net asset
value    per share     (NAV).    The     fund's shares are sold
without a sales charge.
Your shares will be purchased at the next NAV calculated after your
investment is received in proper form.    The     fund's NAV is
normally calculated    each business day     at 4:00 p.m. Eastern
time.
The fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page __. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in
person or by wire as described on page        . If there is no
application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another
Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-   ADVANTAGED     RETIREMENT PLAN,
such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-544-8888 for more information and a retirement application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $10,000
   For certain Fidelity retirement accounts(double dagger)
$10,000
TO ADD TO AN ACCOUNT  $1,000
   For certain Fidelity retirement accounts(double dagger)     $1,000
Through regular investment plans(double dagger) $500
MINIMUM BALANCE $5,000
   For certain Fidelity retirement accounts(double dagger)      $5,000
   (double dagger)THESE LOWER MINIMUMS APPLY TO FIDELITY TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.
*FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE __.
These minimums may vary for investments through Fidelity Portfolio Advisory Services. There is no minimum account balance or initial or subsequent investment minimum for certain retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from Fidelity retirement accounts. Refer to the program materials for details.



                    TO OPEN AN ACCOUNT                          TO ADD TO AN ACCOUNT

PHONE 1-800-544-7777
(PHONE_GRAPHIC)     (SMALL SOLID BULLET) EXCHANGE FROM
                    ANOTHER FIDELITY FUND                       (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER FIDELITY FUND
                    ACCOUNT WITH THE SAME REGISTRATION,         ACCOUNT WITH THE SAME REGISTRATION,
                    INCLUDING NAME, ADDRESS, AND                INCLUDING NAME, ADDRESS, AND
                    TAXPAYER ID NUMBER.                         TAXPAYER ID NUMBER.
                                                                (SMALL SOLID BULLET) USE FIDELITY MONEY LINE TO TRANSFER
                                                                FROM YOUR BANK ACCOUNT. CALL BEFORE
                                                                YOUR FIRST USE TO VERIFY THAT THIS
                                                                SERVICE IS IN PLACE ON YOUR ACCOUNT.
                                                                MAXIMUM MONEY LINE: UP TO
                                                                $100,000.





MAIL
(MAIL_GRAPHIC) (SMALL SOLID BULLET) COMPLETE AND SIGN THE
               APPLICATION.                                          (SMALL SOLID BULLET) MAKE YOUR CHECK PAYABLE TO THE
               MAKE YOUR CHECK PAYABLE TO THE                        COMPLETE NAME OF THE FUND. INDICATE
               COMPLETE NAME OF THE FUND. MAIL TO                    YOUR FUND ACCOUNT NUMBER ON YOUR
               THE ADDRESS INDICATED ON THE                          CHECK AND MAIL TO THE ADDRESS PRINTED
               APPLICATION.                                          ON YOUR ACCOUNT STATEMENT.
                                                                     (SMALL SOLID BULLET) EXCHANGE BY MAIL: CALL
                                                                     1-800-544-6666 FOR INSTRUCTIONS.





IN PERSON
(HAND_GRAPHIC) (SMALL SOLID BULLET) BRING YOUR APPLICATION
               AND CHECK TO A                              (SMALL SOLID BULLET) BRING YOUR CHECK TO A FIDELITY INVESTOR
               FIDELITY INVESTOR CENTER. CALL              CENTER. CALL 1-800-544-9797 FOR THE
               1-800-544-9797 FOR THE CENTER               CENTER NEAREST YOU.
               NEAREST YOU.





WIRE
(WIRE_GRAPHIC) (SMALL SOLID BULLET) THERE MAY BE A $5.00
               FEE FOR EACH                                  (SMALL SOLID BULLET) THERE MAY BE A $5.00 FEE FOR EACH
               WIRE PURCHASE.                                 WIRE PURCHASE.
               (SMALL SOLID BULLET) CALL 1-800-544-7777 TO
               SET UP YOUR                                   (SMALL SOLID BULLET) NOT AVAILABLE FOR RETIREMENT ACCOUNTS.
               ACCOUNT AND TO ARRANGE A WIRE                 (SMALL SOLID BULLET) WIRE TO:
               TRANSACTION. NOT AVAILABLE FOR                BANKERS TRUST COMPANY,
               RETIREMENT ACCOUNTS.                          BANK ROUTING #021001033,
               (SMALL SOLID BULLET) WIRE WITHIN 24 HOURS TO: ACCOUNT #00163053.
               BANKERS TRUST COMPANY,                        SPECIFY THE COMPLETE NAME OF THE
               BANK ROUTING #021001033,                      FUND AND INCLUDE YOUR ACCOUNT
               ACCOUNT #00163053.                            NUMBER AND YOUR NAME.
               SPECIFY THE COMPLETE NAME OF THE
               FUND AND INCLUDE YOUR NEW ACCOUNT
               NUMBER AND YOUR NAME.



AUTOMATICALLY
(AUTOMATIC_GRAPHIC)           (SMALL SOLID BULLET) NOT AVAILABLE.   (SMALL SOLID BULLET) USE FIDELITY AUTOMATIC ACCOUNT
                                                                     BUILDER. SIGN UP FOR THIS SERVICE
                                                                     WHEN OPENING YOUR ACCOUNT, OR CALL
                                                                     1-800-544-6666 TO ADD IT.



(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
   THE PRICE TO SELL ONE SHARE of the fund is the fund's NAV.
Your shares will be sold at the next    NAV     calculated after your
order is received    in proper form. The fund's NAV is     normally
calculated    each business     day at    4:00     p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the
methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone or in writing. Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least
   $5,000     worth of shares in the account to keep it open
(   $5,000     for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker
(including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


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
IF YOUR ACCOUNT BALANCE IS LESS THAN $50,000, THERE ARE FEES FOR INDIVIDUAL REDEMPTION
TRANSACTIONS: $2.00 FOR EACH CHECK YOU WRITE AND $5.00 FOR EACH EXCHANGE, BANK WIRE, AND
ACCOUNT CLOSEOUT.





PHONE 1-800-544-7777
(PHONE_GRAPHIC)        ALL ACCOUNT TYPES EXCEPT     (SMALL SOLID BULLET) MAXIMUM CHECK REQUEST: $100,000.
                       RETIREMENT                   (SMALL SOLID BULLET) FOR MONEY LINE TRANSFERS TO YOUR BANK ACCOUNT;
                                                    MINIMUM: $10; MAXIMUM: UP TO $100,000.
                       ALL ACCOUNT TYPES            (SMALL SOLID BULLET) YOU MAY EXCHANGE TO OTHER FIDELITY FUNDS IF
                                                    BOTH ACCOUNTS ARE REGISTERED WITH THE SAME
                                                    NAME(S), ADDRESS, AND TAXPAYER ID NUMBER.

MAIL OR IN PERSON
(MAIL_GRAPHIC)
(HAND_GRAPHIC)         INDIVIDUAL, JOINT TENANT,    (SMALL SOLID BULLET) THE LETTER OF INSTRUCTION MUST BE SIGNED BY ALL
                       SOLE PROPRIETORSHIP,         PERSONS REQUIRED TO SIGN FOR TRANSACTIONS,
                       UGMA, UTMA                   EXACTLY AS THEIR NAMES APPEAR ON THE ACCOUNT.
                       RETIREMENT ACCOUNT           (SMALL SOLID BULLET) THE ACCOUNT OWNER SHOULD COMPLETE A
                                                    RETIREMENT DISTRIBUTION FORM. CALL
                                                    1-800-544-6666 TO REQUEST ONE.
                       TRUST                        (SMALL SOLID BULLET) THE TRUSTEE MUST SIGN THE LETTER INDICATING
                                                    CAPACITY AS TRUSTEE. IF THE TRUSTEE'S NAME IS NOT
                                                    IN THE ACCOUNT REGISTRATION, PROVIDE A COPY OF THE
                                                    TRUST DOCUMENT CERTIFIED WITHIN THE LAST 60 DAYS.
                       BUSINESS OR ORGANIZATION     (SMALL SOLID BULLET) AT LEAST ONE PERSON AUTHORIZED BY CORPORATE
                                                    RESOLUTION TO ACT ON THE ACCOUNT MUST SIGN THE
                                                    LETTER.
                                                    (SMALL SOLID BULLET) INCLUDE A CORPORATE RESOLUTION WITH CORPORATE
                                                    SEAL OR A SIGNATURE GUARANTEE.
                       EXECUTOR, ADMINISTRATOR,     (SMALL SOLID BULLET) CALL 1-800-544-6666 FOR INSTRUCTIONS.
                       CONSERVATOR, GUARDIAN



WIRE (WIRE_GRAPHIC)ALL ACCOUNT TYPES EXCEPT    (SMALL SOLID BULLET) YOU MUST SIGN UP FOR THE WIRE FEATURE BEFORE
                   RETIREMENT                  USING IT. TO VERIFY THAT IT IS IN PLACE, CALL
                                               1-800-544-6666. MINIMUM WIRE: $5,000.
                                               (SMALL SOLID BULLET)    YOUR WIRE REDEMPTION REQUEST MUST BE RECEIVED
                                                  IN PROPER FORM BY FIDELITY BEFORE 4:00 P.M.
                                               EASTERN TIME FOR MONEY TO BE WIRED ON THE
                                               NEXT BUSINESS DAY.



CHECK (CHECK_GRAPHIC)   ALL ACCOUNT TYPES    (SMALL SOLID BULLET) MINIMUM CHECK: $   1,000.
                                             (SMALL SOLID BULLET) ALL ACCOUNT OWNERS MUST SIGN A SIGNATURE CARD
                                             TO RECEIVE A CHECKBOOK.



(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESSSM
1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing. You may pay a
   $5.00     fee for each exchange out of the fund, unless you place
your transaction through Fidelity's automated exchange services.
Note that exchanges out of    the     fund are limited to four per
calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be
suspended or revoked, see page        .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call. REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-544-6666 for more information.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM   FREQUENCY              SETTING UP OR CHANGING
$500      MONTHLY OR QUARTERLY   (SMALL SOLID BULLET) FOR A NEW ACCOUNT, COMPLETE THE APPROPRIATE SECTION ON THE FUND
                                 APPLICATION.
                                 (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS, CALL 1-800-544-6666 FOR AN APPLICATION.
                                 (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR INVESTMENT, CALL
                                 1-800-544-6666 AT LEAST THREE BUSINESS DAYS PRIOR TO YOUR NEXT
                                 SCHEDULED INVESTMENT DATE.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA

MINIMUM   FREQUENCY          SETTING UP OR CHANGING
$500      EVERY PAY PERIOD   (SMALL SOLID BULLET) CHECK THE APPROPRIATE BOX ON THE FUND APPLICATION, OR CALL
                             1-800-544-6666 FOR AN AUTHORIZATION FORM.
                             (SMALL SOLID BULLET) CHANGES REQUIRE A NEW AUTHORIZATION FORM.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND

MINIMUM   FREQUENCY                SETTING UP OR CHANGING
$500      Monthly, bimonthly,      (small solid bullet) To establish, call 1-800-544-6666 after both accounts are
          quarterly, or annually   opened.
                                   (small solid bullet) To change the amount or frequency of your investment, call
                                   1-800-544-6666.


A BECAUSE ITS SHARE PRICE FLUCTUATES,    THE     FUND MAY NOT BE AN
APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
   The     fund distributes substantially all of its net investment
income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains are normally distributed in June and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers four options:
9. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
10. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
11. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
12. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days .
UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
   THE     FUND EARNS INTEREST FROM ITS
INVESTMENTS. THESE ARE PASSED
ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND MAY
REALIZE CAPITAL GAINS IF IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS.
(CHECKMARK)
TAXES
As with any investment, you should consider how your investment in the
fund will be taxed. If your account is not a tax-   advantaged
retirement account, you should be aware of these tax implications. TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes,    the     fund's in   come and short-term
capital gains are distributed as dividends and taxed as ordinary
income; capital gain distributions     are taxed as long-term capital
gains. Every January, Fidelity will send you and the IRS a statement
showing the    tax characterization     of distributions paid to you
in the previous year.
Mutual fund dividends from U.S. Government securities are generally free from state and local income taxes. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. In addition, some states may impose intangible property taxes. You should consult your own tax adviser for details and up-to-date information on the tax laws in your state.
TAXES ON TRANSACTIONS. Your redemptions -- including exchanges to other Fidelity funds -- are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of    the     fund, Fidelity will send you a
confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when the fund has realized but not yet distributed capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUND    IS     OPEN FOR BUSINESS each day the New York Stock
Exchange (NYSE) is open.    FSC     normally calculates the fund's NAV
as of the close of business of the NYSE, normally    4:00     p.m.
Eastern time.
   THE     FUND'S NAV is the value of a single share. The NAV is
computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
   The     fund's assets are valued on the basis    of information
furnished by a pricing service or     market quotations,    if
available, or by another method that     the Board of Trustees
believes accurately reflects fair value. Short-term securities with remaining maturities of sixty days or less for which quotations and information furnished by a pricing service are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can
require    the     fund to withhold 31% of your taxable distributions
and redemptions.
       YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR
ELECTRONICALLY.    Fidelity will not be responsible for any losses
resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
   THE     FUND RESERVES THE RIGHT to suspend the offering of shares
for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased
at the next    NAV     calculated after your    investment     is
received in    proper form    . Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet)    The fund reserves the right to limit     the
number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or its transfer agent has incurred.
(small solid bullet)    The fund reserves the right to limit all
accounts maintained or controlled by any one person to a maximum total balance of $1 million.
(small solid bullet) Shares begin to earn dividends on the first business day following the day of purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by
phone, with payment to follow no later than the time when    the
fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the next NAV calculated after your    order     is received in proper
form. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you. (small solid bullet) Shares earn dividends through the day of redemption; however, shares redeemed on a Friday or prior to a holiday continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
THE FEES FOR INDIVIDUAL TRANSACTIONS are waived if your account balance at the time of the transaction is $50,000 or more. Otherwise, you should note the following:
(small solid bullet) The $2.00 checkwriting charge will be deducted from your account.
(small solid bullet) The $5.00 exchange fee will be deducted from the amount of your exchange.
(small solid bullet) The $5.00 wire fee will be deducted from the amount of your wire.
(small solid bullet) The $5.00 account closeout fee does not apply to exchanges or wires, but it will apply to checkwriting.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $5,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed and the $5.00 account closeout fee will be charged.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of
   the     fund for shares of other Fidelity funds. However, you
should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet)    The     fund reserves the right to refuse
exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if
   the     fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund.
Although the fund will attempt to give you prior notice whenever    it
is     reasonably able to do so,    it     may impose these
restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to 1.00% and trading fees of up to
   3.00 % of the amount exchanged. Check each fund's prospectus for details.
From Filler pages


   SPARTAN(registered trademark) GOVERNMENT INCOME FUND
A FUND OF  Fidelity Fixed-Income Trust
STATEMENT OF ADDITIONAL INFORMATION
   JUNE 22, 1998
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the fund's current Prospectus
(dated    June 22, 1998    ). Please retain this document for future
reference. The fund's Annual Report is a separate document supplied with this SAI. To obtain a free additional copy of the Prospectus or an Annual Report, please call Fidelity at 1-800-544-8888
TABLE OF CONTENTS                                                 PAGE



Investment Policies and Limitations

Portfolio Transactions

Valuation

Performance

Additional Purchase,    Exchange     and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contract

Distribution and Service Plan

Contracts with FMR Affiliates

Description of the Trust

Financial Statements

Appendix

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)
SPG-ptb-0698
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in
the Prospectus. Unless otherwise noted, whenever an    investment
policy or limitation states a maximum percentage of the fund's assets
that may be invested in any security or othe    r asset, or sets forth
a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
   The fund's fundamental investment policies and limitations cannot
be changed without approval by a "majority of the     outstanding
voting securities" (as defined in the Investment Company Act of 1940
(the 1940 Act)) of the fund. However, except for    the fundamental
investment limitations listed below, the investment policies and
limitations described in this SAI are not     fundamental and may be
changed without shareholder approval.
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result, (a) more than 25% of the value of its total assets would be invested in the securities of a single issuer, or (b) with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of a single issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing and selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
   (v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
   With respect to limitation (iv),     if through a change in values,
net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
   For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options
Transactions" on page __.
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with
financial institutions that are, or may be considered to    be    ,
"affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
DELAYED-DELIVERY TRANSACTIONS.    Securities     may be bought and
sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The fund may receive fees or price concessions for entering into delayed-delivery transactions.
   When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are
outstanding, a fund will set aside appropriate liquid assets    in
a segregated custodial account to cover the purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the
security. If the other party to a delayed-delivery transac   tion
fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
   A fund may renegotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
FUTURES AND OPTIONS.    The     following paragraphs pertain to
futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts,
Futures Margin Payments, Limitations on Futures    and Options
Transactions, Liquidity of Options and Futures Contracts, OTC Options,
Purchasing Put and Call Options, and     Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The    fund     will
comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS    involve purchasing and writing options in
combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a
combined position whose risk and return characteristics     are
similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of
types of exchange-traded options and futures contracts,    it     is
likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different
issuers, maturities, or other characteristics from the secu   rities
in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS.    In purchasing a futures contract, the buyer
agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the
buyer and seller enter into the contract. Some currently     available
futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The fund further limits its options and futures investments to options and futures contracts relating to U.S. Government securities.
The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS.    By     purchasing a put option,
the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of
underlying instruments, including specific securities, in   dices of
securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A
purchaser may also terminate a put option     position by closing it
out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss
(limited to    the     amount of the premium, plus related transaction
costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS.    The     writer of a put or call
option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by FMR to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, FMR may determine some government-stripped fixed-rate mortgage-backed securities to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
   In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees.
INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
   The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed
securities may be more volatile than the     underlying instruments.
Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
INTERFUND BORROWING AND LENDING PROGRAM.    Pursuant to an exemptive
order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans, and will lend through the program only when the returns are higher than those available from an investment in
repurchase agreements. I    nterfund    loans and     borrowings
normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is
called or not renewed.    Any delay in repayment to a lending fund
could result in a lost investment opportunity or additional borrowing costs.
MORTGAGE-BACKED SECURITIES are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed
securities are based on different    types of mortgages, including
those on commercial real estate or residential properties. Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.
The value of mortgage-backed securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-backed securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject
to prepayment risk. Prepayment occurs    when unscheduled or early
payments are made on the underlying mortgages, usually in response to a reduction in interest rates. Mortgage-backed security values may also be adversely affected when prepayments on underlying mortgages do not occur. The prices of stripped mortgage-backed securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-backed securities.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the
purchase price plus an agreed-upon incremental    amount     which is
unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
REVERSE REPURCHASE AGREEMENTS.    In a reverse repurchase agreement, a
fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in
the market value of fund assets and     may be viewed as a form of
leverage.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk. FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
   Cash received through loan transactions may be invested in other
eligible securities. Investing this cash subjects that     investment,
as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
STRIPPED GOVERNMENT SECURITIES. Stripped government securities are
created by separating the income and principal components    of a U.S.
Government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding U.S. Treasury security by a Federal Reserve Bank.
SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's
creditworthiness declined, the value of a swap    agreement would be
likely to decline, potentially resulting in losses. A fund may be able
to eliminate its exposure under a swap     agreement either by
assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
       VARIABLE AND FLOATING RATE SECURITIES    provide for periodic
adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.
ZERO COUPON BONDS do not make interest payments; instead, they are
sold at a discount from their face value and are re   deemed at face
value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income. PORTFOLIO TRANSACTIONS
   All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.
The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to the fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with
National Financial Services Corporation (NFSC) and    Fidelity
Brokerage Services (Japan), LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for
similar services. Prior to December 9, 1997,     FMR used research
services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended April 30,    1998 and 1997, the fund's
portfolio turnover rates were ___    % and 104%, respectively.
[EQUITY OR BOND FUNDS WITH A PORTFOLIO TURNOVER RATE OVER 100%:
Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences.] An increased turnover rate is due to a greater volume of shareholder purchase orders, short-term interest rate volatility and other special market conditions.
For the fiscal years ended April 30, 1998, 1997, and 1996, the fund paid brokerage commissions of $________, $_0_______, and $_0_______, respectively. The fund pays both commissions and spreads in connection with the placement of portfolio transactions. NFSC is paid on a commission basis. During the fiscal years ended April 30, 1998, 1997, and 1996, the fund paid brokerage commissions of $_______, $_______, and $_______, respectively, to NFSC. During the fiscal year ended April 30, 1998, this amounted to approximately __% of the aggregate brokerage commissions paid by the fund for transactions involving approximately __% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. [IF APPROPRIATE: The difference between the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through NFSC is a result of the low commission rates charged by NFSC. For the fiscal years ended April 30, 1998, 1997, and 1996, the fund paid no brokerage commissions.
During the fiscal years ended April 30, 1998 and 1997, the fund paid brokerage commissions of $_____ and $_____, respectively, to FBS. During the fiscal year ended April 30, 1998, this amounted to approximately __% of the aggregate brokerage commissions paid by the fund involving approximately __% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. The difference between the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through FBS is a result of the low commission rates charged by FBS.
   During the fiscal years ended April 30, 1998 and 1997, the fund paid brokerage commissions of $___,$___and $___, respectively, to FBSJ. During the fiscal year ended April 30, 1998, this amounted to approximately __% of the aggregate brokerage commissions paid by the fund involving approximately __% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. The difference between the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through FBSJ is a result of the low commission rates charged by FBSJ.
During the fiscal year ended April 30, 1998, the fund paid $__ in commissions to brokerage firms that provided research services involving approximately $__ of transactions. The provision of research services was not necessarily a factor in the placement of all this business with such firms. [IF APPLICABLE]: During the fiscal year ended April 30, 1998, the fund paid no fees to brokerage firms that provided research services.
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Fidelity Service Company, Inc. (FSC) normally determines the fund's NAV as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing the fund's NAV.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.
   Or, fixed-income securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.
   Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of
which     approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to
determine    the value of the securities owned by the fund if, in the
opinion of a committee appointed by the Board of Trustees, some
other     method would more accurately reflect the fair market value of such securities.
PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. Yields for the fund are computed by dividing the fund's interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's net asset value (NAV) at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.
Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
   1998 TAX RATES
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration, and may omit or include the effect of the $5.00 account closeout fee.
NET ASSET VALUE. Charts and graphs using the fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.
HISTORICAL FUND RESULTS.    The following tables show the fund's
yields and total returns for periods ended     April 30,    1998.
    Total    return     figures include the effect of the $5.00
account closeout fee based on an average size account.

                  Average Annual Total Returns               Cumulative Total Returns



                            Thirty-Day   One    Five    Life of   One    Five    Life of
                            Yield        Year   Years   Fund*     Year   Years   Fund*



Spartan Government Income    %            %      %       %         %      %       %



Note: If FMR had not reimbursed certain fund expenses during these periods, the fund's yield and total returns would have been lower.
The following table shows the income and capital elements of the fund's cumulative total return. The table compares the fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for the fund. The S&P 500 and DJIA comparisons are provided to show how the fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because the fund invests in fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income investments such as the fund. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.
   During the period from December 20, 1988 (commencement of operations) to April 30, 1998, a hypothetical $10,000 investment in Spartan Government Income would have grown to $______, assuming all distributions were reinvested. This was a period of fluctuating interest rates and bond prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the fund today. Tax consequences of different investments have not been factored into the figures below. The figures in the table do not include the effect of the fund's $5.00 account closeout fee.
SPARTAN GOVERNMENT INCOME                           INDICES


Year Ended   Value of     Value of        Value of        Total      S&P 500    DJIA       Cost of
             Initial      Reinvested      Reinvested      Value                            Living**
             $10,000      Dividend        Capital Gain
             Investment   Distributions   Distributions







1998         $            $               $               $          $          $          $

1997         $10,040      $ 8,676         $ 987           $ 19,703   $ 36,670   $ 41,317   $ 13,295

1996         $10,090      $ 7,462         $ 991           $ 18,543   $ 29,304   $ 32,157   $ 12,971

1995         $ 9.950      $ 6,225         $ 978           $ 17,153   $ 22,505   $ 24,389   $ 12,606

1994         $10,000      $ 5,000         $ 983           $ 15,983   $ 19,160   $ 20,230   $ 12,232

1993         $10,930      $ 4,566         $ 672           $ 16,168   $ 18,191   $ 18,320   $ 11,950

1992         $10,900      $ 3,566         $ 84            $ 14,550   $ 16,651   $ 17,428   $ 11,577

1991         $10,640      $ 2,429         $ 33            $ 13,102   $ 14,600   $ 14,528   $ 11,220

1990         $10,030      $ 1,305         $ 31            $ 11,366   $ 12,414   $ 12,869   $ 10,697

1989*        $10,050      $ 333           $ 0             $ 10,383   $ 11,228   $ 11,283   $ 10,216


* From December 20, 1988 (commencement of operations)
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in the fund on December 20, 1988, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $_____ for capital gain distributions.
PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
   The fund's performance may also be compared to that of a benchmark
index representing the universe of securities in which     the fund
may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike the fund's returns, however, the index
returns do not reflect brokerage commissions, transaction     fees, or
other costs of investing directly in the securities included in the index.
Spartan Government Income may compare its performance to that of the
   Lehman Brothers Government Bond Index, a market value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more. Issues included in the index have a par value of at least $100 million. Issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government.
The fund may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
The fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of April 30, 199_, FMR advised over $__ billion in tax-free fund assets, $__ billion in money market fund assets, $___ billion in equity fund assets, $__ billion in international fund assets, and $___ billion in Spartan fund assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, the fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. The fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
   ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
   The fund is open for business and its net asset value per share
(NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day
(observed), Labor Day, Thanksgiving Day, and     Christmas Day.
Although FMR expects the same holiday schedule to be observed in the
future, the NYSE may modify its holiday    schedule at any time. In
addition, on days when the Federal Reserve Wire System is closed, federal funds wires cannot be sent.
   FSC normally determines the fund's NAV as of the close of the NYSE
(normally 4:00 p.m. Eastern time). However, NAV may     be calculated
earlier if trading on the NYSE is restricted or as permitted by the
SEC. To the extent that portfolio securities are    traded in other
markets on days when the NYSE is closed, the fund's NAV may be
affected on days when investors do not have     access to the fund to
purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments
undesirable, redemption payments may be made in    whole or in part in
securities or other property, valued for this purpose as they are
valued in computing the fund's NAV.     Shareholders receiving
securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
   Pursuant to Rule 11a-3 under the 1940 Act, the fund is required to
give shareholders at least 60 days' notice prior to terminating     or
modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
   In the Prospectus, the fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
       DIVIDENDS.    Because the fund's income is primarily derived
from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. A portion of the fund's dividends derived from certain U.S. Government securities may be exempt from state and local taxation. Mortgage security paydown gains (losses) on mortgage securities purchased by the fund on or prior to June 8, 1997 are generally taxable as ordinary income and, therefore, increase (decrease) taxable dividend distributions. The fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.
   A    s of April 30, 1998, the fund hereby designates approximately
$_______ as a capital gain dividend for the purpose of the
dividend-paid deduction   .
   A    s of April 30, 1998, the fund had a capital loss carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on April 30, 199_, ____, and ____ ,
respectively, is available to offset future capital gains   /
STATE AND LOCAL TAX ISSUES. For mutual funds organized as business
trusts, state law provides for a pass-through of the state    and
local income tax exemption afforded to direct owners of U.S. Government securities. Some states limit this pass-through to mutual funds that invest a certain amount in U.S. Government securities, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for this benefit. The tax treatment of your dividend distributions from a fund will be the same as if you directly owned a proportionate share of the U.S. Government
securities. Because the     income earned on most U.S. Government
securities is exempt from state and local income taxes, the portion of dividends from a fund attributable to these securities will also be free from income taxes. The exemption from state and local income
taxation does not    preclude states from assessing other taxes on the
ownership of U.S. Government securities. In a number of states, corporate franchise (income) tax laws do not exempt interest earned on U.S. Government securities whether such securities are held directly
or     through a fund.
TAX STATUS OF THE FUND.    The fund intends to qualify each year as a
"regulated investment company" for tax purposes so that it     will
not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each
calendar year as well as on a fiscal year basis, and     intends to
comply with other tax rules applicable to regulated investment companies.
The fund is treated as a separate entity from the other funds of Fidelity Fixed-Income Trust for tax purposes.
OTHER TAX INFORMATION.    The information above is only a summary of
some of the tax consequences generally affecting the     fund and its
shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
   *EDWARD C. JOHNSON 3d (67), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
   J. GARY BURKHEAD (56), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
   RALPH F. COX (65), Trustee, is President of RABAR Enterprises
(management consulting-engineering industry, 1994).     Prior to
February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources
Company (exploration and production).    He     is a Director of USA
Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
   PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in
September 1991, Mrs. Davis was the Senior Vice President     of
Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
   ROBERT M. GATES (54)    , Trustee (1997), is a consultant, author,
and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates
served as Assistant to the President of the United    States and
Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
   E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984,
Mr. Jones was Chairman and Chief Executive Officer of     LTV Steel
Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc.
(1985-1995), and    Cleveland    -Cliffs Inc. (mining), and as a
Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
   DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at
Columbia University Graduate School of Business and     a financial
consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
   *PETER S. LYNCH (55), Trustee, is Vice Chairman and Director of
FMR. Prior to May 31, 1990, he was a Director of FMR     and Executive
Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
   WILLIAM O. McCOY (64), Trustee (1997), is the Vice President of
Finance for the University of North Carolina (16-school     system,
1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications,
1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
   GERALD C. McDONOUGH (68), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration),
Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products,
1996), and Associated Estates Realty Corporation (a real estate
investment trust, 1993). Mr. McDonough served as    a Director of
ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
   MARVIN L. MANN (65), Trustee (1993), is Chairman of the Board,
President, and Chief Executive Officer of Lexmark     International,
Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997), and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way
(1993) and is a member of the University of Alabama President's
Cabinet.
   *ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
   THOMAS R. WILLIAMS (69), Trustee, is President of The Wales Group,
Inc. (management and financial advisory services).     Prior to
retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants,
1992).
   DWIGHT D. CHURCHILL (44), is Vice President of Bond Funds, Group Leader of the Bond Group, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.
   FRED L. HENNING, JR. (58), is Vice President of Fidelity's Fixed-Income Group (1995), Senior Vice President of FMR (1995), and Senior Vice President of FIMM (1998). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.
   CURTIS HOLLINSWORTH (40    ), is Vice President of Spartan
Government Income Fund (1997) and other funds advised by FMR. Prior to his current responsibilities, Mr. Hollingsworth has managed a variety of Fidelity funds.
   ERIC D. ROITER (50), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
   RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
   JOHN H. COSTELLO (51), Assistant Treasurer, is an employee of
FMR.
   LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of
FMR (1994). Prior to becoming Assistant Treasurer     of the Fidelity
funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
   The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended April 30, 1998, or calendar year ended December 31, 1997, as applicable.
COMPENSATION TABLE


Trustees                        Aggregate                             Total
and                             Compensation from                     Compensation from the
Members of the Advisory Board   Spartan Government IncomeB,   C       Fund Complex*   ,    A

J. Gary Burkhead **             $ 0                                   $ 0

Ralph F. Cox                    $                                     $ 214,500

Phyllis Burke Davis             $                                     $ 210,000

Robert M. Gates ***             $                                     $176,000

Edward C. Johnson 3d **         $ 0                                   $ 0

E. Bradley Jones                $                                     $ 211,500

Donald J. Kirk                  $                                     $ 211,500

Peter S. Lynch **               $ 0                                   $ 0

William O. McCoy****            $                                     $ 214,500

Gerald C. McDonough             $                                     $ 264,500

Marvin L. Mann                  $                                     $ 214,500

Robert C. Pozen**               $ 0                                   $ 0

Thomas R. Williams              $                                      $214,500


* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
   ** Interested Trustees of the fund and Mr. Burkhead are compensated by FMR.
   *** Mr. Gates was appointed to the Board of Trustees effective
March 1, 1997.
   **** Mr. McCoy was appointed to the Board of Trustees effective January 1, 1997.
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__; Phyllis Burke Davis, $__; Robert M. Gates, $__; E. Bradley Jones, $__; Donald J. Kirk, $__; William O. McCoy, $__; Gerald C. McDonough, $__; Marvin L. Mann, $__; and Thomas R. Williams, $__.
F Certain of the non-interested Trustees' aggregate compensation from [the/a] fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]

Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
   As of [DATE], approximately __% of the fund's     total outstanding
shares was held by FMR    [[    and   ]     [an] FMR affiliate[s]].
FMR Corp. is the ultimate parent company of [FMR] [[and] [this/these] FMR affiliate[s]]. By virtue of his ownership interest in FMR Corp., as described in the "FMR" section on page ___, Mr. Edward C. Johnson 3d, President and Trustee of the fund, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's deemed ownership of the fund's shares, the Trustees, Members of the Advisory Board, and officers of the fund
owned, in the aggregate, less than __% of        the fund's class's
total outstanding shares.
   A    s of [DATE   ],     the Trustees, Members of the Advisory
Board, and officers of the fund owned, in the aggregate, less than __% of the fund's total outstanding shares.
   As of [DATE], the following owned of record or beneficially 5% or more of the fund's outstanding shares:
   A     shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other
shareholders   .
MANAGEMENT CONTRACT
FMR is the fund's manager pursuant to a management contract dated November 1, 1989, which was approved by shareholders on October 18, 1989.
MANAGEMENT SERVICES. The fund employs FMR to furnish investment advisory and other services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. Under the terms of the fund's management contract, FMR is responsible for payment of all operating expenses of the fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor and interested Trustees, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agent, dividend disbursing, and shareholder services pricing and bookkeeping services and administration of the fund's securities lending program.
FMR pays all other expenses of the fund with the following exceptions: fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), and such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEE. For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.65% of its average net assets throughout the month. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.
For the fiscal years ended April 30, 1998, 1997, and 1996, the fund paid FMR management fees of $_________, $1,789,386, and $1,588,630, respectively, after reduction of fees and expenses paid by the fund to the non-interested Trustees. In addition, for the fiscal years ended April 30, 1998, 1997, and 1996, credits reducing management fees amounted to $2,379 and $65,486, respectively.
FMR may, from time to time, voluntarily reimburse all or a portion of the fund's expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase the fund's total returns and yield, and repayment of the reimbursement by the fund will lower its total returns and yield.
During the past three fiscal years, FMR voluntarily agreed, subject to revision or termination, to reimburse the fund if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The table below shows the periods of reimbursement and levels of expense limitation; the dollar amount of management fees incurred under the fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for the period.


                                   Periods of              Aggregate    Fiscal     Management      Amount of
                            Expense Limitation             Operating    Years      Fee             Management
                             From To                       Expense      Ended      Before          Fee
                                                           Limitation   April 30   Reimbursement   Reimbursement

Spartan Government Income   5/1/97               4/30/98   0.60%        1998       $*              $

                            6/1/96               4/30/97   0.60%        1997       $*              $

                            5/1/96               5/31/96   0.45%                   $*              $

                            5/1/95               4/30/96   0.65%        1996       $*              $


* After reduction of fees and expenses paid by the fund to the non-interested Trustees.
To defray shareholder service costs, FMR or its affiliates also collect the fund's $5.00 exchange fee, $5.00 account closeout fee, $5.00 fee for wire purchases and redemptions, and $2.00 checkwriting charge. Shareholder transaction fees and charges collected by FMR are shown in the table below.

                            Period Ended                   Account                     Checkwriting
                            April 30       Exchange Fees   Closeout Fees   Wire Fees   Charges

Spartan Government Income   1998

                            1997           $5,622          $1,230          $205        $438

                            1996           $3,865          $ 940           $235        $330



DISTRIBUTION AND SERVICE PLAN
The Trustees have approved a Distribution and Service Plans on behalf of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.
Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, the Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for shares.
   P    ayments made by FMR either directly or through FDC to third parties for the fiscal year ended 1998 amounted to $____.
FMR made no payments through FDC to third parties for the fiscal year ended 1998.
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
The Plan was approved by shareholders of Spartan Government Income on
October 18, 19   89    .
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund[s] might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
The fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreement, FSC performs transfer agency, dividend disbursing, and shareholder services for the fund.
   For providing transfer agency services,     FSC    receives an
account fee and an asset-based fee each paid monthly with respect to each account in the fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the Freedom Fund's assets that is invested in the fund. FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
   The fund has also entered into a service agent agreement with FSC. Under the terms of the agreement, FSC calculates the NAV and dividends for the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month. For administering the fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans. For Spartan Government Income, FMR bears the cost of transfer agency, dividend disbursing, and shareholder services, pricing and bookkeeping services, and administration of the securities lending program under the terms of its management contract with the fund.
The fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Spartan Government Income Fund is a fund of Fidelity Fixed-Income Trust, an open-end management investment company originally organized as a Massachusetts business corporation on June 25, 1970. On September 5, 1984, the trust was reorganized as a Massachusetts business trust, at which time its name changed to Fidelity Corporate Bond Fund, Inc. to Fidelity Corporate Bond Fund. On October 23, 1985 the trust's name was changed to Fidelity Flexible Bond Fund, and on August 31, 1986 it was changed to Fidelity Fixed-Income Trust. Currently, there are five funds of the trust:
Fidelity Investment Grade Bond Fund, Fidelity Short-Term Bond Fund, Spartan Short-Intermediate Government Fund, Spartan Government Fund, and Spartan High Income Fund. The Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying names "Fidelity" and "Spartan" may be withdrawn.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and its funds will continue indefinitely.
CUSTODIAN. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of its custodian and may purchase securities from or sell securities to the custodian. The Chase Manhattan Bank, headquartered in New York, also may serve as a special purpose custodians of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. __________________, One Post Office Square, Boston, Massachusetts serves as the trust's independent accountant. The auditor examines financial statements for the fund and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the fiscal year ended April 30, 1998 , and report of the auditor, are included in the fund's Annual Report, which is a separate report supplied with this SAI. The fund's financial statements, including the financial highlights, and report of the auditor are incorporated herein by reference. For a free additional copy of the fund's Annual Report, contact Fidelity at 1-800-544-8888, 82 Devonshire Street, Boston, MA 02109.
APPENDIX
DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Fidelity Fixed-Income Trust
PART C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a)(1) Financial Statements and Financial Highlights included in the Annual Reports for Fidelity Fixed-Income Trust on behalf of Fidelity Investment Grade Bond Fund, Fidelity Short-Term Bond Fund, Spartan Government Income Fund, and Spartan Short-Intermediate Government Fund for the fiscal year ended April 30, 1998, will be filed by subsequent amendment.
(b) Exhibits
 1. Amended and Restated Declaration of Trust, dated March 17, 1994, is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 70.
 2. Bylaws of the Trust, as amended, are incorporated herein by reference to Exhibit 2(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 3. Not applicable.
 4. Not applicable.
 5. (a) Management Contract, dated November 1, 1993, between Fidelity Short-Term Bond Portfolio (currently known as Fidelity Short Term Bond
Fund) and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 71.
  (b) Management Contract, dated November 1, 1993, between Fidelity Investment Grade Bond Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 71.
 (c) Management Contract, dated November 1, 1989, between Spartan Government Fund (currently known as Spartan Government Income Fund) and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 74.
 (d) Management Contract, dated November 1, 1993, between Spartan High Income Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 74.
 (e) Management Contract, dated November 19, 1992, between Spartan Short-Intermediate Government Fund and Fidelity Management & Research Company is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 74.
 (f) Sub-Advisory Agreement, dated November 1, 1989, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) on behalf of Fidelity Short-Term Bond Portfolio (currently known as Fidelity Short-Term Bond Fund) is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 74.
  (g) Sub-Advisory Agreement, dated November 1, 1989, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) on behalf of Fidelity Short-Term Bond Portfolio (currently known as Fidelity Short-Term Bond Fund) is incorporated herein by reference to Exhibit 5(g) of Post-Effective Amendment No. 74.
  (h) Sub-Advisory Agreement, dated November 1, 1989, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) on behalf of Fidelity Flexible Bond Portfolio (currently known as Fidelity Investment Grade Bond Fund) is incorporated herein by reference to Exhibit 5(h) of Post-Effective Amendment No. 74.
  (i) Sub-Advisory Agreement, dated November 1, 1989, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) on behalf of Fidelity Flexible Bond Portfolio (currently known as Fidelity Investment Grade Bond Fund) is incorporated herein by reference to Exhibit 5(i) of Post-Effective Amendment No. 74.
  (j) Sub-Advisory Agreement, dated November 1, 1993, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) on behalf of Spartan High Income Fund is incorporated herein by reference to Exhibit 5(j) of Post-Effective Amendment No. 74.
  (k) Sub-Advisory Agreement, dated November 1, 1993, between Fidelity Management & Research Company and Fidelity Management & Research (Far
East) on behalf of Spartan High Income Fund is incorporated herein by reference to Exhibit 5(k) of Post-Effective Amendment No. 74.
6. (a) General Distribution Agreement, dated April 1, 1987, between Fidelity Flexible Bond Portfolio (currently known as Fidelity Investment Grade Bond Fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 74.
  (b) Amendment, dated January 1, 1988, to General Distribution Agreement between Fidelity Flexible Bond Portfolio (currently known as Fidelity Investment Grade Bond Fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 74.
  (c) General Distribution Agreement, dated April 1, 1987, between Fidelity Short-Term Bond Portfolio (currently known as Fidelity Short-Term Bond Fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 74.
  (d) Amendment, dated January 1, 1988, to General Distribution Agreement between Fidelity Short-Term Bond Portfolio (currently known as Fidelity Short-Term Bond Fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(d) of Post-Effective Amendment No. 74.
  (e) General Distribution Agreement, dated November 7, 1988, between Spartan Government Fund (currently known as Spartan Government Income
Fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(e) of Post-Effective Amendment No. 74.
  (f) General Distribution Agreement, dated July 19, 1989, between Spartan High Income Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(f) of Post-Effective Amendment No. 74.
  (g) Amendment, dated May 10, 1994, to General Distribution Agreement between Spartan High Income Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(g) of Post-Effective Amendment No. 74.
  (h) General Distribution Agreement, dated November 19, 1992, between Spartan Short-Intermediate Government Fund and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(h) of Post-Effective Amendment No. 77.
  (i) Amendments to the General Distribution Agreement between Fidelity Fixed-Income Trust on behalf of the Registrant and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).
7. (a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
 (b) The Fee Deferrral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
8. (a) Custodian Agreement and Appendix C, dated December 1, 1994, between The Bank of New York and the Registrant is incorporated herein by reference to Exhibit 8(a) of Fidelity Hereford Street Trust's Post-Effective Amendment No. 4 (File No. 33-52577).
  (b) Appendix A, dated September 18, 1997, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and the Registrant is incorporated herein by reference to Exhibit 8(e) of Fidelity Charles Street Trust's Post-Effective Amendment No. 62 (File No. 2-73133).
  (c) Appendix B, dated September 18, 1997, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and the Registrant is incorporated herein by reference to Exhibit 8(f) of Fidelity Charles Street Trust's Post-Effective Amendment No. 62 (File No. 2-73133).
    (d) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
     (e) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and the Registrant, dated February 12, 1996, is incorporated here-in by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
      (f) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios (File No. 2-74808) Post-Effective Amendment No. 31.
  (g) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
    (h) Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
     (i) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
 9. Not applicable.
 10. Not applicable.
 11. Not applicable.
 12. Not applicable.
 13. Not applicable.
14.  (a) Fidelity Individual Retirement Account Custodial Agreement
and Disclosure State-     ment, as currently in effect, is
incorporated herein by reference to Exhibit 14(a) of     Fidelity
Union Street Trust's (File No. 2-50318) Post-Effective Amendment No.
87.
  (b) Fidelity Institutional Individual Retirement Account Custodial
Agreement and Dis-     closure Statement, as currently in effect, is
incorporated herein by reference to Exhibit     14(d) of Fidelity
Union Street Trust's (File No. 2-50318) Post-Effective Amendment
No. 87.
  (c) National Financial Services Corporation Individual Retirement
Account Custodial      Agreement and Disclosure Statement, as
currently in effect, is incorporated herein      by reference to
Exhibit 14(h) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (d) Fidelity Portfolio Advisory Services Individual Retirement
Account Custodial      Agreement and Disclosure Statement, as
currently in effect, is incorporated herein      by reference to
Exhibit 14(i) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in
effect, is incorpo-     rated herein by reference to Exhibit 14(e) of
Fidelity Union Street Trust's (File No.      2-50318) Post-Effective
Amendment No. 87.
  (f) National Financial Services Corporation Defined Contribution
Retirement Plan and     Trust Agreement, as currently in effect, is
incorporated herein by reference to Exhibit     14(k) of Fidelity
Union Street Trust's (File No. 2-50318) Post-Effective Amendment
No. 87.
  (g) The CORPORATEplan for Retirement Profit Sharing/401K Plan, as
currently in      effect, is incorporated herein by reference to
Exhibit 14(l) of Fidelity Union Street       Trust's (File No.
2-50318) Post-Effective Amendment No. 87.
  (h) The CORPORATEplan for Retirement Money Purchase Pension Plan, as
currently in     effect, is incorporated herein by reference to
Exhibit 14(m) of Fidelity Union Street       Trust's (File No.
2-50318) Post-Effective Amendment No. 87.
  (i) Fidelity Investments Section 403(b)(7) Individual Custodial
Account Agreement and     Disclosure Statement, as currently in
effect, is incorporated herein by reference to      Exhibit 14(f) of
Fidelity Commonwealth Trust's (File No. 2-52322) Post Effective
Amendment No. 57.
      (j) Plymouth Investments Defined Contribution Retirement Plan
and Trust Agreement,     as currently in effect, is incorporated
herein by reference to Exhibit 14(o) of Fidelity     Commonwealth
Trust's (File No. 2-52322) Post Effective Amendment No. 57.
    (k) The Fidelity Prototype Defined Benefit Pension Plan and Trust
Basic Plan Document     and Adoption Agreement, as currently in
effect, is incorporated herein by reference to     Exhibit 14(d) of
Fidelity Securities Fund's (File No. 2-93601) Post Effective Amend-
   ment No. 33.
  (l) The Institutional Prototype Plan Basic Plan Document,
Standardized Adoption      Agreement, and Non-Standardized Adoption
Agreement, as currently in effect, is      incorporated herein by
reference to Exhibit 14(o) of Fidelity Securities Fund's (File     No.
2-93601) Post Effective Amendment No. 33.
  (m) The CORPORATEplan for Retirement 100SM Profit Sharing/401(k)
Basic Plan     Document, Standardized Adoption Agreement, and
Non-Standardized Adoption      Agreement, as currently in effect, is
incorporated herein by reference to Exhibit 14(f)     of Fidelity
Securities Fund's (File No. 2-93601) Post Effective Amendment No. 33.
  (n) The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt
Employers Basic      Plan Document, Standardized Profit Sharing Plan
Adoption Agreement,       Non-Standardized Discretionary Contribution
Plan No. 002 Adoption Agreement,      and Non-Standardized
Discretionary Contribution Plan No. 003 Adoption Agree-     ment, as
currently in effect, is incorporated herein by reference to Exhibit
14(g) of      Fidelity Securities Fund's (File No. 2-93601)Post
Effective Amendment No. 33.
  (o) Fidelity Investments 403(b) Sample Plan Basic Plan Document and
Adoption Agree-    ment, as currently in effect, is incorporated
herein by reference to Exhibit 14(p) of      Fidelity Securities
Fund's (File No. 2-93601) Post Effective Amendment No. 33.
  (p)  Fidelity Defined Contribution Retirement Plan and Trust
Agreement, as currently in     effect, is incorporated herein by
reference to Exhibit 14(c) of Fidelity Securities      Fund's (File
No. 2-93601) Post Effective Amendment No. 33.
  (q)  Fidelity SIMPLE-IRAPlan Adoption Agreement, Company Profile
Form, and Plan      Document, as currently in effect, is incorporated
herein by reference to Exhibit 14(q)     of Fidelity Aberdeen Street
Trust's (File No. 33-43529) Post-Effective Amendment     No. 19.
15.  (a) Distribution and Service Plan pursuant to Rule 12b-1 for
Fidelity Short-Term Bond     Fund) is incorporated herein by reference
to Exhibit 15(a) of Post-Effective Amendment No. 79.
 (b) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity
Investment Grade    Bond Fund is incorporated herein by reference to
Exhibit 15(b) of Post-Effective Amendment No.    79.
  (c) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan
High Income    Fund is incorporated herein by reference to Exhibit
15(c) of Post-Effective Amendment No. 79.
  (d) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan
Government    Income Fund is incorporated herein by reference to
Exhibit 15(d) of Post-Effective Amendment No.    79. .
  (e) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan
Short-Intermed-   iate Government Fund is incorporated herein by
reference to Exhibit 15(e) of Post-Effective Amend   ment No. 79.
 16. (a) A schedule for computation of performance quotations for
Fidelity Investment    Grade Bond Fund on behalf of the Trust is
incorporated herein by reference to    Exhibit 16 of Post-Effective
Amendment No. 74.
  (b) A schedule for the computation of adjusted NAVs for Fidelity
Investment Grade    Bond Fund on behalf of the Trust is incorporated
herein by reference to Exhibit    16(b) of Post-Effective Amendment
No. 74.
 17. Financial Data Schedules for the funds will be filed by subsequent amendment.
 18. Not applicable.

Item 25. Persons Controlled by or under Common Control with Registrant The Board of Trustees of the Registrant is the same as the board of other funds advised by FMR, each of which has Fidelity Management & Research Company as its investment adviser. In addition, the officers of these funds are substantially identical. Nonetheless, the Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.
Item 26. Number of Holders of Securities
 Title of Class:  Shares of Beneficial Interest as of February 28,
1998
Name of Series   Number of Recordholders

Fidelity Investment Grade Bond Fund           272,087

Fidelity Short-Term Bond Fund                 74,717

Spartan Government Income Fund                7,371

Spartan Short-Intermediate Government Fund    1,815

Spartan High Income Fund                      68,645


Item 27. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit, or proceeding in which he is involved by virtue of his service as a Trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard of the obligations and duties under the Distribution Agreement.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("Service") is appointed transfer agent, the Registrant agrees to indemnify and hold Service harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names the Service and/or the Registrant as a party and is not based on and does not result from Service's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with Service's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by Service's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from Service's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of Service's acting in reliance upon advice reasonably believed by Service to have been given by counsel for the Registrant, or as a result of Service's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d        Chairman of the Board and Director of FMR; President
                            and Chief Executive Officer of FMR Corp.; Chairman
                            of the Board and Director of FMR Corp., FIMM, FMR
                            U.K., and FMR FAR EAST; Chairman of the Executive
                            Committee of FMR; Director of Fidelity Investments
                            Japan Limited; President and Trustee of funds advised
                            by FMR.



Robert C. Pozen             President and Director of FMR; Senior Vice President
                            and Trustee of funds advised by FMR; President and
                            Director of FIMM, FMR U.K., and FMR FAR EAST;
                            Previously, General Counsel, Managing Director, and
                            Senior Vice President of FMR Corp.



Peter S. Lynch              Vice Chairman of the Board and Director of FMR.



Marta Amieva                Vice President of FMR.



John H. Carlson             Vice President of FMR and of funds advised by FMR.



Dwight D. Churchill         Senior Vice President of FMR and Vice President of
                            Bond Funds advised by FMR; Vice President of FIMM.



Brian Clancy                Vice President of FMR and Treasurer of FMR, FIMM,
                            FMR U.K., and FMR FAR EAST.



Barry Coffman               Vice President of FMR.



Arieh Coll                  Vice President of FMR.



Stephen G. Manning          Assistant Treasurer of FMR, FIMM, FMR U.K., FMR
                            FAR EAST; Treasurer of FMR Corp.



William Danoff              Senior Vice President of FMR and Vice President of a
                            fund advised by FMR.



Scott E. DeSano             Vice President of FMR.



Penelope Dobkin             Vice President of FMR and of a fund advised by FMR.



Walter C. Donovan           Vice President of FMR.



Bettina Doulton             Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle           Vice President of FMR and of funds advised by FMR.



William R. Ebsworth         Vice President of FMR.



Richard B. Fentin           Senior Vice President of FMR and Vice President of a
                            fund advised by FMR.



Gregory Fraser              Vice President of FMR and of a fund advised by FMR.



Jay Freedman                Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                            U.K., and FMR FAR EAST; Secretary of FIMM.



Robert Gervis               Vice President of FMR.



David L. Glancy             Vice President of FMR and of a fund advised by FMR.



Kevin E. Grant              Vice President of FMR and of funds advised by FMR.



Barry A. Greenfield         Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer              Senior Vice President of FMR and Vice President of
                            Money Market Funds advised by FMR.



Bart A. Grenier             Vice President of High-Income Funds advised by
                            FMR;Vice President of FMR.



Robert Haber                Vice President of FMR.



Richard C. Habermann        Senior Vice President of FMR; Vice President of funds
                            advised by FMR.



Richard Hazelwood           Vice President of FMR.



Fred L. Henning Jr.         Senior Vice President of FMR and Vice President of
                            Fixed-Income funds advised by FMR.



Bruce T. Herring            Vice President of FMR.



John R. Hickling            Vice President of FMR and of a fund advised by FMR.



Robert F. Hill              Vice President of FMR; Director of Technical Research.



Curt Hollingsworth          Vice President of FMR and of funds advised by FMR.



Abigail P. Johnson          Senior Vice President of FMR and Vice President of
                            funds advised by FMR;  Director of FMR Corp.;
                            Associate Director and Senior Vice President of Equity
                            funds advised by FMR.



David B. Jones              Vice President of FMR.



Steven Kaye                 Vice President of FMR and of a fund advised by FMR.



Francis V. Knox             Vice President of FMR; Compliance Officer of FMR
                            U.K.



Robert A. Lawrence          Senior Vice President of FMR and Vice President of
                            Fidelity Real Estate High Income and Fidelity Real
                            Estate High income II funds advised by FMR; Associate
                            Director and Senior Vice President of Equity funds
                            advised by FMR; Previously, Vice President of High
                            Income funds advised by FMR.



Harris Leviton              Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis           Vice President of FMR and of funds advised by FMR.



Richard R. Mace Jr.         Vice President of FMR and of funds advised by FMR.



Charles A. Mangum           Vice President of FMR and of a fund advised by FMR.



Kevin McCarey               Vice President of FMR and of a fund advised by FMR.



Diane M. McLaughlin         Vice President of FMR.



Neal P. Miller              Vice President of FMR.



David L. Murphy             Vice President of FMR and of funds advised by FMR.



Scott A. Orr                Vice President of FMR and of funds advised by FMR.



Jacques Perold              Vice President of FMR.



Anne Punzak                 Vice President of FMR.



Kevin A. Richardson         Vice President of FMR.



Eric D. Roiter              Senior Vice President and General Counsel of FMR and
                            Secretary of funds advised by FMR.



Mark S. Rzepczynski         Vice President of FMR.



Lee H. Sandwen              Vice President of FMR.



Patricia A. Satterthwaite   Vice President of FMR and of a fund advised by FMR.



Fergus Shiel                Vice President of FMR.



Richard A. Silver           Vice President of FMR.



Carol A. Smith-Fachetti     Vice President of FMR.



Steven J. Snider            Vice President of FMR.



Thomas T. Soviero           Vice President of FMR and of a fund advised by FMR.



Richard Spillane            Senior Vice President of FMR; Associate Director and
                            Senior Vice President of Equity funds advised by FMR;
                            Previously, Senior Vice President and Director of
                            Operations and Compliance of FMR U.K.



Thomas M. Sprague           Vice President of FMR and of funds advised by FMR.



Robert E. Stansky           Senior Vice President of FMR and Vice President of a
                            fund advised by FMR.



Scott D. Stewart            Vice President of FMR.



Cynthia L. Strauss          Vice President of FMR.



Thomas Sweeney              Vice President of FMR and of a fund advised by FMR.



Beth F. Terrana             Senior Vice President of FMR and Vice President of a
                            fund advised by FMR.



Yoko Tilley                 Vice President of FMR.



Joel C. Tillinghast         Vice President of FMR and of a fund advised by FMR.



Robert Tuckett              Vice President of FMR.



Jennifer Uhrig              Vice President of FMR and of funds advised by FMR.



George A. Vanderheiden      Senior Vice President of FMR and Vice President of
                            funds advised by FMR; Director of FMR Corp.



Steven S. Wymer             Vice President of FMR and of a fund advised by FMR.





(2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
       25 Lovat Lane, London, EC3R 8LL, England
 FMR U.K. provides investment advisory services to Fidelity Management
& Research Company and Fidelity Management Trust Company.  The
directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d   Chairman of the Board and Director of FMR U.K.,
                       FMR, FMR Corp., FIMM, and FMR FAR EAST;
                       President and Chief Executive Officer of FMR Corp.;
                       Chairman of the Executive Committee of FMR;
                       Director of Fidelity Investments Japan Limited;
                       President and Trustee of funds advised by FMR.



Robert C. Pozen        President and Director of FMR; Senior Vice President
                       and Trustee of funds advised by FMR; President and Director of FIMM, FMR U.K., and FMR FAR EAST;
                       Previously, General Counsel, Managing Director, and
                       Senior Vice President of FMR Corp.



Brian Clancy           Treasurer of FMR U.K., FMR FAR EAST, FMR, and
                       FIMM and Vice President of FMR.



Stephen G. Manning     Assistant Treasurer of FMR U.K., FMR, FMR FAR
                       EAST, and FIMM; Treasurer of FMR Corp.



Francis V. Knox        Compliance Officer of FMR U.K.; Previously, Vice
                       President of FMR.



Jay Freedman           Clerk of FMR U.K., FMR FAR EAST, and FMR Corp.;
                       Assistant Clerk of FMR; Secretary of FIMM.



Sarah H. Zenoble       Senior Vice President and Director of Operations
                       andCompliance.






(3)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FAR EAST) INC. (FMR FAR
EAST)
      Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105,
Japan
 FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d   Chairman of the Board and Director of FMR
                       FAR EAST, FMR, FMR Corp., FIMM, and FMR
                       U.K.; Chairman of the Executive Committee of
                       FMR; President and Chief Executive Officer of
                       FMR Corp.; Director of Fidelity Investments
                       Japan Limited; President and Trustee of funds advised by FMR.



Robert C. Pozen        President and Director of FMR; Senior Vice
                       President and Trustee of funds advised by FMR;
                       President and Director of FIMM, FMR U.K., and
                       FMR FAR EAST; Previously, General Counsel,
                       Managing Director, and Senior Vice President of
                       FMR Corp.



Robert H. Auld         Senior Vice President of FMR FAR EAST.



Brian Clancy           Treasurer of FMR FAR EAST, FMR U.K., FMR,
                       and FIMM and Vice President of FMR.



Jay Freedman           Clerk of FMR FAR EAST, FMR U.K., and FMR
                       Corp.; Assistant Clerk of FMR; Secretary of
                       FIMM.



Stephen G. Manning     Assistant Treasurer of FMR FAR EAST, FMR,
                       FMR U.K., and FIMM; Treasurer of FMR Corp.



Billy Wilder           Vice President of FMR FAR EAST; President
                       and Representative Director of Fidelity
                       Investments Japan Limited.


Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.
(b)

Name and Principal   Positions and Offices   Positions and Offices

Business Address*    With Underwriter        With Registrant

Edward C. Johnson 3d   Director                   Trustee and President

Michael Mlinac         Director                   None

James Curvey           Director                   None

Martha B. Willis       President                  None

Eric D. Roiter         Senior Vice President      Secretary

Caron Ketchum          Treasurer and Controller   None

Gary Greenstein        Assistant Treasurer        None

Jay Freedman           Assistant Clerk            None

Linda Holland          Compliance Officer         None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' custodian, The Bank of New York, 110 Washington Street, New York, N.Y.
Item 31. Management Services
  Not applicable.
Item 32. Undertakings
(a) The Registrant, on behalf of Fidelity Investment Grade Bond Fund, Fidelity Short-Term Bond Fund (formerly known as Fidelity Short-Term Bond Portfolio), Spartan Government Income Fund, Spartan High Income Fund, and Spartan Short-Intermediate Government Fund, provided the information required by Item 5A is contained in the annual report, undertakes to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 80 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 7th day of April 1998.

      Fidelity Fixed-Income Trust
      By /s/Edward C. Johnson 3d (dagger)
        Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     (Signature)    (Title)   (Date)


/s/Edward C. Johnson 3d  (dagger)     President and Trustee           April 7, 1998

Edward C. Johnson 3d                  (Principal Executive Officer)



/s/Richard A. Silver                  Treasurer                       April 7, 1998

Richard A. Silver



/s/Robert C. Pozen                    Trustee                         April 7, 1998

Robert C. Pozen



/s/Ralph F. Cox                   *   Trustee                         April 7, 1998

Ralph F. Cox



/s/Phyllis Burke Davis        *       Trustee                         April 7, 1998

Phyllis Burke Davis



/s/Robert M. Gates             **     Trustee                         April 7, 1998

Robert M. Gates



/s/E. Bradley Jones             *     Trustee                         April 7, 1998

E. Bradley Jones



/s/Donald J. Kirk                *    Trustee                         April 7, 1998

Donald J. Kirk



/s/Peter S. Lynch                *    Trustee                         April 7, 1998

Peter S. Lynch



/s/Marvin L. Mann             *       Trustee                         April 7, 1998

Marvin L. Mann



/s/William O. McCoy         *         Trustee                         April 7, 1998

William O. McCoy



/s/Gerald C. McDonough   *            Trustee                         April 7, 1998

Gerald C. McDonough



/s/Thomas R. Williams       *         Trustee                         April 7, 1998

Thomas R. Williams


(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.
POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Hereford Street Trust
Fidelity Advisor Series I                Fidelity Income Fund
Fidelity Advisor Series II               Fidelity Institutional Cash Portfolios
Fidelity Advisor Series III              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series IV               Fidelity Investment Trust
Fidelity Advisor Series V                Fidelity Magellan Fund
Fidelity Advisor Series VI               Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series VII              Fidelity Money Market Trust
Fidelity Advisor Series VIII             Fidelity Mt. Vernon Street Trust
Fidelity Beacon Street Trust             Fidelity Municipal Trust
Fidelity Boston Street Trust             Fidelity Municipal Trust II
Fidelity California Municipal Trust      Fidelity New York Municipal Trust
Fidelity California Municipal Trust II   Fidelity New York Municipal Trust II
Fidelity Capital Trust                   Fidelity Phillips Street Trust
Fidelity Charles Street Trust            Fidelity Puritan Trust
Fidelity Commonwealth Trust              Fidelity Revere Street Trust
Fidelity Concord Street Trust            Fidelity School Street Trust
Fidelity Congress Street Fund            Fidelity Securities Fund
Fidelity Contrafund                      Fidelity Select Portfolios
Fidelity Corporate Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Court Street Trust              Fidelity Summer Street Trust
Fidelity Court Street Trust II           Fidelity Trend Fund
Fidelity Covington Trust                 Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Daily Money Fund                Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios                 Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity Union Street Trust
  Portfolio, L.P.                        Fidelity Union Street Trust II
Fidelity Devonshire Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                   Newbury Street Trust
Fidelity Financial Trust                 Variable Insurance Products Fund
Fidelity Fixed-Income Trust              Variable Insurance Products Fund II
Fidelity Government Securities Fund      Variable Insurance Products Fund III
Fidelity Hastings Street Trust


in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d_   July 17, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d___________    /s/Peter S. Lynch________________

Edward C. Johnson 3d                  Peter S. Lynch




/s/J. Gary Burkhead_______________    /s/William O. McCoy______________

J. Gary Burkhead                      William O. McCoy


/s/Ralph F. Cox __________________   /s/Gerald C. McDonough___________

Ralph F. Cox                         Gerald C. McDonough


/s/Phyllis Burke Davis_____________   /s/Marvin L. Mann________________

Phyllis Burke Davis                   Marvin L. Mann


/s/E. Bradley Jones________________   /s/Thomas R. Williams ____________

E. Bradley Jones                      Thomas R. Williams


/s/Donald J. Kirk __________________

Donald J. Kirk



POWER OF ATTORNEY
 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Robert M. Gates              March 6, 1997

Robert M. Gates